July 27, 2012

Prospectus

BlackRock FundsSM  |  Investor and Institutional Shares

>  BlackRock Money Market Portfolio

>  BlackRock U.S. Treasury Money Market Portfolio

>  BlackRock Municipal Money Market Portfolio

>  BlackRock New Jersey Municipal Money Market Portfolio

>  BlackRock North Carolina Municipal Money Market Portfolio

>  BlackRock Ohio Municipal Money Market Portfolio

>  BlackRock Pennsylvania Municipal Money Market Portfolio

>  BlackRock Virginia Municipal Money Market Portfolio

Funds	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
BlackRock Money Market Portfolio	PINXX	CIBXX	BMCXX	PNIXX
BlackRock U.S. Treasury Money Market Portfolio	CUAXX	—	—	PGIXX
BlackRock Municipal Money Market Portfolio	CPAXX	—	—	PNMXX
BlackRock New Jersey Municipal Money Market Portfolio	CNJXX	—	—	BNJXX
BlackRock North Carolina Municipal Money Market Portfolio	CNAXX	—	—	PNCXX
BlackRock Ohio Municipal Money Market Portfolio	COHXX	—	—	COIXX
BlackRock Pennsylvania Municipal Money Market Portfolio	PENXX	—	—	PPIXX
BlackRock Virginia Municipal Money Market Portfolio	—	—	—	PVIXX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Money Market Portfolio	3
	Key Facts About BlackRock U.S. Treasury Money Market Portfolio	7
	Key Facts About BlackRock Municipal Money Market Portfolio	10
	Key Facts About BlackRock New Jersey Municipal Money Market Portfolio	13
	Key Facts About BlackRock North Carolina Municipal Money Market Portfolio	16
	Key Facts About BlackRock Ohio Municipal Money Market Portfolio	19
	Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio	22
	Key Facts About BlackRock Virginia Municipal Money Market Portfolio	25
	Important Additional Information	28

Details About the Funds	How Each Fund Invests	29
	Investment Risks	35

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	40
	Details About the Share Classes	42
	Distribution and Shareholder Servicing Plan	42
	How to Buy, Sell, Exchange and Transfer Shares	44
	Account Services and Privileges	50
	Funds’ Rights	51
	Short-Term Trading Policy	52
	Master/Feeder Structure	52

Management of the Funds	Information about BlackRock
	BlackRock	53
	Conflicts of Interest	55
	Valuation of Fund Investments	56
	Dividends, Distributions and Taxes	56

Financial Highlights	Financial Performance of the Funds	58

General Information	Shareholder Documents	75
	Certain Fund Policies	75
	Statement of Additional Information	76

Glossary	Glossary of Investment Terms	77

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Money Market Portfolio

Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.43%	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.21%	0.28%	0.19%	0.27%
Total Annual Fund Operating Expenses	0.89%	1.71%	1.62%	0.70%
Fee Waivers and/or Expense Reimbursements[1]	—	(0.22)%	(0.13)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.89%	1.49%	1.49%	0.42%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% (for Investor A Shares), 1.49% (for Investor B and Investor C Shares) and 0.42% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$91	$284	$493	$1,096
Investor B Shares[1]	$152	$517	$908	$1,7832/$1,6813/$2,001[4]
Investor C Shares[1]	$152	$498	$869	$1,911
Institutional Shares	$43	$196	$362	$ 844

[1]	These expense figures do not reflect the imposition of the deferred sales charge which may be deducted upon the redemption of Investor B or Investor C Shares of the Fund received in an exchange transaction for Investor B or Investor C Shares of a non-money market fund advised by BlackRock or its affiliates (each, a “Non-Money Market BlackRock Fund”) as described in the applicable prospectuses. No deferred sales charge is deducted upon the redemption of Investor B or Investor C Shares of the Fund that are purchased from the Trust and not acquired by exchange.
[2]	Based on the conversion of Investor B Shares to Investor A Shares after eight years (applies to shares received in an exchange transaction for Investor B Shares of certain equity Non-Money Market BlackRock Funds).
[3]	Based on the conversion of Investor B Shares to Investor A Shares after seven years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).
[4]	Based on the conversion of Investor B Shares to Investor A Shares after ten years (applies to shares received in an exchange transaction for Investor B Shares of certain fixed-income Non-Money Market BlackRock Funds).

Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
■	Financial Services Industry Risk — The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.18% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	1.47%	1.65%
BlackRock Money Market Portfolio — Investor B Shares
Return Before Taxes	0.00%	1.23%	1.30%
BlackRock Money Market Portfolio — Investor C Shares
Return Before Taxes	0.00%	1.23%	1.30%
BlackRock Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.66%	1.95%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock U.S. Treasury Money Market Portfolio

Investment Objective

The investment objective of BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Treasury Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.19%	0.29%
Total Annual Fund Operating Expenses	0.89%	0.74%
Fee Waivers and/or Expense Reimbursements[1]	(0.01)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.88%	0.41%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.88% (for Investor A Shares) and 0.41% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the U.S. Treasury Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$90	$283	$492	$1,095
Institutional Shares	$42	$203	$379	$887

Principal Investment Strategies of the Fund

The U.S. Treasury Money Market Portfolio seeks to achieve its objective by investing 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of investing in the Fund

The U.S. Treasury Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information

The information shows you how the U.S. Treasury Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
U.S. Treasury Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock U.S. Treasury Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	1.09%	1.40%
BlackRock U.S. Treasury Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.20%	1.65%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The U.S. Treasury Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.27%	0.36%
Total Annual Fund Operating Expenses	0.97%	0.81%
Fee Waivers and/or Expense Reimbursements[1]	(0.08)%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.89%	0.42%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% (for Investor A Shares) and 0.42% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$91	$301	$529	$1,182
Institutional Shares	$43	$220	$411	$965

Principal Investment Strategies of the Fund

The Municipal Money Market Portfolio seeks to achieve its objective by investing at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and the Federal alternative minimum tax. The Fund intends to invest so that less than 25% of its total assets are municipal securities of issuers located in the same state. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.01%	0.95%	1.10%
BlackRock Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.01%	1.10%	1.36%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock New Jersey Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the New Jersey Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.40%
Total Annual Fund Operating Expenses	0.94%	0.85%
Fee Waivers and/or Expense Reimbursements[1]	—	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.94%	0.39%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.96% (for Investor A Shares) and 0.39% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the New Jersey Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$96	$300	$520	$1,155
Institutional Shares	$40	$225	$426	$1,006

Principal Investment Strategies of the Fund

The New Jersey Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New Jersey municipal securities”). The Fund normally invests at least 80% of its net assets in New Jersey municipal securities. In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The New Jersey Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on New Jersey municipal securities to be subject to state or local income taxation, or the value of New Jersey municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the New Jersey Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
New Jersey Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.01%	0.96%	1.09%
BlackRock New Jersey Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.01%	1.12%	1.36%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The New Jersey Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock North Carolina Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the North Carolina Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.53%	0.31%
Total Annual Fund Operating Expenses	1.23%	0.76%
Fee Waivers and/or Expense Reimbursements[1]	(0.36)%	(0.46)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.87%	0.30%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.87% (for Investor A Shares) and 0.30% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the North Carolina Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$89	$355	$641	$1,457
Institutional Shares	$31	$197	$377	$899

Principal Investment Strategies of the Fund

The North Carolina Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of North Carolina or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“North Carolina municipal securities”). The Fund normally invests at least 80% of its net assets in North Carolina municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The North Carolina Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in North Carolina municipal securities. As a result, the Fund is more exposed to risks affecting issuers of North Carolina municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on North Carolina municipal securities to be subject to state or local income taxation, or the value of North Carolina municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the North Carolina Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
North Carolina Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock North Carolina Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.90%	1.11%
BlackRock North Carolina Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.10%	1.40%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The North Carolina Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock Ohio Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Ohio Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.29%
Total Annual Fund Operating Expenses	0.91%	0.74%
Fee Waivers and/or Expense Reimbursements[1]	—	(0.35)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.91%	0.39%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.96% (for Investor A Shares) and 0.39% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Ohio Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$93	$290	$504	$1,120
Institutional Shares	$40	$201	$377	$886

Principal Investment Strategies of the Fund

The Ohio Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Ohio municipal securities”). The Fund normally invests at least 80% of its net assets in Ohio municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Ohio Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Ohio municipal securities to be subject to state or local income taxation, or the value of Ohio municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the Ohio Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Ohio Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Ohio Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	1.04%	1.19%
BlackRock Ohio Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.21%	1.47%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The Ohio Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Pennsylvania Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.15%	0.29%
Total Annual Fund Operating Expenses	0.85%	0.74%
Fee Waivers and/or Expense Reimbursements[1]	—	(0.32)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.85%	0.42%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.99% (for Investor A Shares) and 0.42% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Pennsylvania Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$87	$271	$471	$1,049
Institutional Shares	$43	$204	$380	$888

Principal Investment Strategies of the Fund

The Pennsylvania Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Pennsylvania municipal securities”). The Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Pennsylvania Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Pennsylvania municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Pennsylvania municipal securities to be subject to state or local income taxation, or the value of Pennsylvania municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the Pennsylvania Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares
ANNUAL TOTAL RETURNS
Pennsylvania Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.92%	1.10%
BlackRock Pennsylvania Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.05%	1.33%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The Pennsylvania Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

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For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 28 of the prospectus.

Fund Overview

Key Facts About BlackRock Virginia Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Virginia Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares[1]	Institutional Shares
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.40%[1]	0.40%
Total Annual Fund Operating Expenses	1.10%	0.85%
Fee Waivers and/or Expense Reimbursements[2]	(0.23)%	(0.55)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.87%	0.30%

[1]	Other Expenses are based on estimated amounts for the current fiscal year. There were no Investor A Shares in operation during the most recent fiscal year.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 53–57, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.87% (for Investor A Shares) and 0.30% (for Institutional Shares) until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Virginia Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$89	$327	$584	$1,320
Institutional Shares	$31	$216	$417	$998

Principal Investment Strategies of the Fund

The Virginia Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Virginia or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Virginia municipal securities”). The Fund normally invests at least 80% of its net assets in Virginia municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Virginia Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Virginia municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Virginia municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Virginia municipal securities to be subject to state or local income taxation, or the value of Virginia municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax- exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the Virginia Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. Because Investor A Shares have not been outstanding since March 12, 2002, the returns shown are based on the returns for the Institutional Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Institutional Shares
ANNUAL TOTAL RETURNS
Virginia Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.87% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Virginia Municipal Money Market Portfolio — Investor A Shares
Return Before Taxes	0.00%	0.92%	1.05%
BlackRock Virginia Municipal Money Market Portfolio — Institutional Shares
Return Before Taxes	0.00%	1.08%	1.38%

To obtain the Fund’s current 7-day yield, call (800) 441-7762.

Investment Manager

The Virginia Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see “Important Additional Information” on the following page.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through a Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: · $250 for certain fee-based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

Information is not provided for Investor B and Investor C Shares of the Money Market Portfolio because Investor B and Investor C Shares are no longer being offered to new investors. Investor B and Investor C Shares are available upon exchange from Investor B or Investor C Shares of certain non-money market funds advised by BlackRock or its affiliates.

Tax Information

The dividends and distributions of the Money Market Portfolio and the U.S. Treasury Money Market Portfolio may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements. Each of the Municipal Money Market Portfolio, the New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio, for purposes of the designated state’s personal income tax and, in certain circumstances, local personal income tax.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend a Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder. The New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio may be referred to herein collectively as the “State Municipal Money Market Portfolios.”

How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

■	Each Fund seeks to maintain a net asset value of $1.00 per share.
■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 77.
■	Pursuant to Rule 2a-7 each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	Each Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. Each of the Money Market Portfolio and the U.S. Treasury Money Market Portfolio will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 77.
■	Each of Money Market Portfolio and the U.S. Treasury Money Market Portfolio is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than 1⁄2 of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Money Market Portfolio

Investment Objective

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations. Specifically, the Fund may invest in:

■	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks)
■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s, P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. or F2 or higher by Fitch Ratings, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
■	Asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables)
■	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities
■	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities
■	Repurchase agreements relating to the above instruments

U.S. Treasury Money Market Portfolio

Investment Objective

The investment objective of the U.S. Treasury Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

Municipal Money Market Portfolio

Investment Objective

The investment objective of the Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.

The Fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. The Fund may invest up to 20% of its assets in securities which are subject to regular Federal income tax or the Federal alternative minimum tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.

New Jersey Municipal Money Market Portfolio

Investment Objective

The investment objective of the New Jersey Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in New Jersey municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and New Jersey state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or New Jersey state income tax and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.

In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may invest in municipal securities of issuers located outside of New Jersey, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and New Jersey state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

North Carolina Municipal Money Market Portfolio

Investment Objective

The investment objective of the North Carolina Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in North Carolina municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and North Carolina state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or North Carolina state income tax and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of North Carolina, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and North Carolina state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Ohio Municipal Money Market Portfolio

Investment Objective

The investment objective of the Ohio Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in Ohio municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Ohio state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Ohio state income tax and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Ohio, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Ohio state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Pennsylvania Municipal Money Market Portfolio

Investment Objective

The investment objective of the Pennsylvania Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in Pennsylvania municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Pennsylvania personal income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Pennsylvania personal income tax and securities which are subject to regular Federal income tax and Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Pennsylvania, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Pennsylvania personal income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania personal income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Virginia Municipal Money Market Portfolio

Investment Objective

The investment objective of the Virginia Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in Virginia municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Virginia state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Virginia state income tax and securities which are subject to regular Federal income tax and Virginia state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Virginia, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Virginia state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Other Strategies Applicable to All Funds

In addition to the principal strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

■	Investment Company Securities — Each Fund may invest in securities issued by other open-end or closed-end investment companies as permitted by the Investment Company Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with a Fund’s investment objectives and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from Federal income tax.
■	Uninvested Cash Reserves — Each Fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash reserves will not earn income.
■	Variable and Floating Rate Instruments — Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Other Strategies Applicable to the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios

In addition to the strategies discussed above, the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios may use certain other investment strategies, including the following:

■	Bonds — The Municipal Money Market Portfolio may invest up to 20% of its assets, and each State Municipal Money Market Portfolio may invest without limit, in bonds, the interest on which may be subject to the Federal alternative minimum tax. Interest on these bonds that is received by taxpayers subject to the Federal alternative minimum tax is taxable.
■	Temporary Defensive Strategies — It is possible that in extreme market conditions, the Municipal Money Market Portfolio or a State Municipal Money Market Portfolio may each invest more than 20% of its assets in securities that are not municipal securities (and therefore subject to regular Federal income tax and the applicable state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from a market upswing, thus reducing a Fund’s opportunity to achieve its investment goal. In certain states, a Fund that invests more of its assets in securities that are not municipal securities issued by issuers in that state will not be able to pay dividends exempt from the state’s personal income tax.

Investment Risks

This section contains a discussion of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that any Fund will meet its objective or that any Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Principal Risks of Investing in the Funds

Asset-Backed Securities Risk (Money Market Portfolio) — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

Asset-backed securities entail certain additional risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk (Money Market Portfolio) — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Financial Services Industry Risk (Money Market Portfolio) — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk (Money Market Portfolio) — The Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Income Risk — Each Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Concentration Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — From time to time, a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If a Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Non-Diversification Risk (State Municipal Money Market Portfolios) — Each State Municipal Money Market Portfolio is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Prepayment Risk (Money Market Portfolio) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

State Specific Risk (State Municipal Money Market Portfolios) — Each State Municipal Money Market Portfolio will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Municipal Money Market Portfolio is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see Appendix 1 to the SAI, “Special Considerations for State Municipal Money Market Portfolios,” for more information.

New Jersey — New Jersey’s economy has been moving in line with the national economy and other states’ economies. According to information released by the New Jersey Department of Labor and Workforce Development on March 8, 2012, payroll employment in 2011 averaged 0.1% higher than in 2010, following declines in each of the prior four years. The State’s level of payroll employment as of December 2010 was 3.875 million and the preliminary estimate for February 2012 was 3.892 million. Currently, Standard & Poor’s rates the State of New Jersey’s general obligation bonds AA-. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds AA3 and AA-, respectively.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. As a result of the nationwide recession, North Carolina experienced a significant decline in revenues which began in fiscal year 2007-2008 and continued through fiscal year 2009, including the reduction of taxable wages due to North Carolina’s unemployment rate, the loss of taxable corporate and retail sales income, and the sharp decline in real estate sales, but has rebounded in fiscal years 2010 and 2011. The fund balance of the General Fund, the State’s chief operating fund, declined from $1.678 billion at June 30, 2008 (as restated) to negative $777.573 million at June 30, 2009 (as restated), but improved to $594.653 million at June 30, 2010 (as restated) and further improved to $1.184 billion at June 30, 2011. The State took action in 2009 to address both the negative General Fund balance and projected budget issues, including expenditure reductions and revenue increases. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AAA with a “stable” outlook by Standard & Poor’s, and AAA with a “stable” outlook by Fitch Ratings.

Ohio — The Ohio Municipal Money Market Portfolio is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing an economic downturn with unemployment at historically high levels. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.

Pennsylvania — The Pennsylvania Municipal Money Market Portfolio is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal bond fund that invests more widely. Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. As of April 17, 2012, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s Investors Service, Inc., AA by Standard & Poor’s and AA+ by Fitch Ratings.

Virginia — While the economic trends which have generally created pressure on state and local budgets across the nation also affected localities within the Commonwealth of Virginia (the “Commonwealth”), during 2011, an average of 6.2% of the Commonwealth’s population was unemployed, compared to the national average of 8.5%. In 2010, the Commonwealth had per capita income of $44,246 compared to the national average of $39,945 and ranked seventh among the states in per capita income. Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s have assigned the ratings of AAA, Aaa and AAA, respectively, to the long-term general obligation bonds of the Commonwealth.

Taxability Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Treasury Obligations Risk (U.S. Treasury Money Market Portfolio) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

U.S. Government Obligations Risk (Money Market Portfolio and U.S. Treasury Money Market Portfolio) — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Other Risks of Investing in the Funds

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Insurance Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. A Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Legal Opinion Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — The Fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-exempt status of investments and will not do its own analysis. The status of a municipal security as tax-exempt may be affected by events that occur after the municipal security is issued.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Regulatory Risk — In 2010, the Securities and Exchange Commission (“SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, the SEC may adopt additional reforms to money market fund regulation. These or any other legal or regulatory changes may affect a Fund’s operations and/or return potential.

Variable and Floating Rate Instruments Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Variable Rate Demand Obligations and Municipal or Tax—Exempt Derivatives Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Investor A and Institutional Shares in this prospectus for Money Market Portfolio, U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio and Pennsylvania Municipal Money Market Portfolio; Institutional Shares in this prospectus for the Virginia Municipal Money Market Portfolio), allowing you to invest in the way that best suits your needs. The Money Market Portfolio no longer offers Investor B or Investor C Shares to new investors. The Virginia Municipal Money Market Portfolio does not currently offer Investor A Shares. Each share class represents an ownership interest in the same investment portfolio of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals. Investor A, Investor B and Investor C Shares are sometimes referred to herein collectively as “Investor Shares.”

For example, if you select Institutional Shares of a Fund, you will not pay any service fees. However, only certain investors may buy Institutional Shares.

Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table on the following page summarizes key features of each of the share classes offered by this prospectus.

Share Classes at a Glance1

	Investor A2	Investor B3	Investor C3	Institutional
Availability	Generally available through financial intermediaries.	Limited to exchanges from Investor B Shares of the non-money market funds advised by BlackRock or its affiliates (the “Non-Money Market BlackRock Funds“).	Limited to exchanges from Investor C Shares of the non-money market funds advised by BlackRock or its affiliates (the “Non-Money Market BlackRock Funds”).
Limited to certain investors, including:
· Current Institutional shareholders that meet certain requirements.

· Certain retirement plans.
· Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries.
· Certain employees and affiliates of BlackRock or its affiliates.

Minimum Investment	$1,000 for all accounts except: · $250 for certain fee- based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan (“AIP”).	$1,000 for all accounts except: · $250 for certain fee- based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan (“AIP”).	$1,000 for all accounts except: · $250 for certain fee- based programs. · $100 for retirement plans. · $50, if establishing an Automatic Investment Plan (“AIP”).	· $2 million for institutions and individuals. · Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.	No. May be charged upon redemption of shares received in an exchange transaction for Investor B Shares of the Non-Money Market BlackRock Funds.	No. May be charged upon redemption of shares received in an exchange transaction for Investor C shares of the Non-Money Market BlackRock Funds.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	No.	No.	No.	No.
Conversion to Investor A Shares?	N/A
No. However, Investor B Shares received in an exchange transaction for Investor B Shares of an equity Non-Money Market BlackRock Fund (each, a “BlackRock Equity Fund”) will convert to Investor A Shares after eight years. Investor B Shares received in an exchange transaction for Investor B shares of a fixed income Non-Money Market BlackRock Fund (each, a “BlackRock Fixed Income Fund”) will convert to Investor A Shares after seven or ten years.
			No.	No.

Share Classes at a Glance1

	Investor A2	Investor B3	Investor C3	Institutional
Advantage	Generally available to most investors.	N/A	N/A	No upfront sales charge.
Disadvantage	You pay ongoing shareholder servicing fees.	Limited availability.	Limited availability.	Limited availability.

[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]	Investor A Shares are not currently offered by the Virginia Municipal Money Market Portfolio.
[3]	Investor B and Investor C Shares are no longer offered for purchase by the Money Market Portfolio and are not offered by the other Funds.

The following pages will cover the additional details of each share class, including the eligibility requirements for purchasing Institutional Shares.

Details About the Share Classes

Investor and Institutional Shares are not subject to any sales charge. However, Investor B and Investor C Shares may be subject to a sales charge if received in an exchange for the same share class of a BlackRock Equity Fund or a BlackRock Fixed Income Fund. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. A Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Eligible Institutional investors include the following:

■	Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of that Fund directly from the Fund;
■	Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from the Fund;
■	Certain qualified retirement plans;
■	Investors in selected fee-based programs;
■	Clients of registered investment advisers who have $250,000 invested in the Fund;
■	Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;
■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;
■	Holders of certain Merrill Lynch & Co., Inc. (“Merrill Lynch”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and
■	Employees, officers and directors/trustees of BlackRock, Inc., mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”), The PNC Financial Services Group, Inc. (“PNC”), Merrill Lynch, Barclays PLC
(“Barclays”) or their respective affiliates.

Distribution and Shareholder Servicing Plan

The Trust has adopted a plan (the “Plan”) that allows the Trust to pay distribution fees on behalf of each Fund for the sale of the Fund shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plan, Investor B and Investor C Shares pay a fee (“distribution fees”) to the Distributor, and/or its affiliates, including PNC and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the applicable Fund attributable to Investor B and Investor C Shares. Investor A and Institutional Shares do not pay a distribution fee.

Under the Plan, the Trust also pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of each Fund to Financial Intermediaries for providing support services to their customers who own Investor Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor Shares of the Fund. All Investor Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund’s shares.

Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Trust, on behalf of the Funds, may pay to a Financial Intermediary pursuant to a Plan and fees that the Trust, on behalf of the Funds, pays to BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Trust, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Trust, on behalf of the Funds, will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your Financial Intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time, for any reason. In addition, each Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you
Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Next, determine the amount of your investment
Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus.
See “Account Information — Details about the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Have your financial professional or financial intermediary submit your purchase order
The Funds’ investments are valued based on the amortized cost method described in the SAI.
Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each day both the New York Stock Exchange (the “Exchange”) and the Federal Reserve Bank of Philadelphia are open (each, a “business day”) will be priced based on the next net asset value calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m., but before 4:00 p.m. on each day both the Exchange and the Federal Reserve Bank of Philadelphia are open will be priced based on the next net asset value calculated on that day, but shareholders will not receive dividends for that day.

Net asset value is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.

Purchase orders placed after 4:00 p.m. (Eastern time) will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each Fund’s “Fees and Expenses” table.

Or contact BlackRock (for accounts held directly with BlackRock)
To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the Transfer Agent, at the address on the application.

Add to Your Investment	Purchase additional shares
For Investor A Shares, the minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans and payroll deduction programs may have a lower minimum for additional purchase. Institutional Shares have no minimum for additional purchases.

	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.

How to Buy Shares (continued)

	Your Choices	Important Information for You to Know
Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)
Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of the Fund’s automated voice response unit service (“VRU”) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using Automated Clearing House Network (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders for Institutional Shares placed by wire prior to the close of business on the Exchange will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. The Fund limits Internet purchases in Investor class shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Acquire additional shares by reinvesting dividends and capital gains
All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

	Participate in the Automatic Investment Plan (“AIP”)	BlackRock’s AIP allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.
Refer to the “Account Services and Privileges” section of this prospectus for additional information.
How to Pay for Shares	Making payment for purchases
Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or other financial intermediary, but in no event later than 4:00 p.m. (Eastern time) on the business day following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

For shares purchased directly from the Fund, a check payable to BlackRock Funds which bears the name of the Fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order
You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B (for the Money Market Portfolio), Investor C (for the Money Market Portfolio) or Institutional Shares. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day. Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

The Fund may reject an order to sell shares under certain circumstances.
Selling shares held directly with BlackRock
Methods of Redeeming
Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the ACH or wire transfer. Certain redemptions requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor shares may also be redeemed by use of the Fund’s automated VRU. Payment for Investor shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

How to Sell Shares (continued)

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Payment of Redemption Proceeds Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the same business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. With respect to the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios, to the extent a redemption order is submitted between 12 noon and 12:30 p.m. (Eastern time), payment normally will be wired on the same business day (provided that the Funds’ custodian is open for business) up to $10 million per investor. Redemption orders in excess of $10 million per investor submitted between 12 noon and 12:30 p.m. (Eastern time) normally will be wired on the next business day on which the Funds’ custodian is open for business. The Funds reserve the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of a Fund, an earlier payment could adversely affect such Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by the Funds.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that the Fund’s custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by the Fund.

* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)
Investor A, Investor B, Investor C and Institutional Shares, as applicable, of the Funds, are generally exchangeable for shares of the same class of another BlackRock Fund.
You can exchange $1,000 or more of Investor Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. Some of the BlackRock Funds impose a sales charge. Therefore the exchange of Investor A Shares may be subject to that sales charge. Investor A Shares of a Fund that were obtained with the exchange privilege and that originally were shares of a BlackRock Fund that were subject to a sales charge can be exchanged for Investor A Shares of a BlackRock Equity Fund or a BlackRock Fixed Income Fund based on their respective net asset values. Exchanges of shares of a Fund for Investor B or Investor C Shares of a BlackRock Equity Fund or a BlackRock Fixed Income Fund may be subject to the applicable contingent deferred sales charge (“CDSC”) upon the sale of these Investor B or Investor C Shares received in exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason. Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion that you are engaging in market timing activities. See “Short-Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary
You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.
	Transfer to a non- participating financial intermediary	You must either: · Transfer your shares to an account with the Fund; or · Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan	Allows systematic investments on a periodic basis from your checking or savings account
BlackRock’s AIP allows you to invest a specific amount on a periodic savings account into your investment basis from checking or account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.

Check Writing Privilege	Allows redemptions from Money Market Funds using check writing
Upon request, the Fund will provide the holders of Investor A Shares and Institutional Shares with check writing redemption privileges. In order to exercise this privilege, the Check Writing application and signature card must be completed and provided in conjunction with an account application.

Shareholders will be charged a $15 fee for each check which has been returned as a result of insufficient funds.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock fund of your choice pursuant to your instructions, without any fees or sales charges
Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. The fund into which you request your distribution be invested must be open to new purchases.

EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH
(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).
Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet.

Proceeds will be sent to your pre-designated bank account.
Systematic Exchange	This feature can be used by investors to systematically exchange money from one fund to up to four other funds	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.

Systematic Withdrawal Plan (“SWP”)	This feature can be used by investors who want to receive regular distributions from their accounts
To start a SWP a shareholder must have a current investment of $10,000 or more in a BlackRock Fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a BlackRock Fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in your Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, or, accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by Fund shareholders and has determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Master/Feeder Structure

Each Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master” fund) that has the same investment objective and strategies as the Fund. This structure is sometimes called a “master/feeder” structure. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. In a master/feeder structure, all investments will be made at the master level and the Fund’s investment results will correspond directly to the investment results of the underlying master in which it invests. A feeder fund may withdraw from its master fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage its assets directly.

A master fund may accept investments from other feeder funds, and all the feeders of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master portfolio.

Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a fund that is a feeder fund over the operations of its master fund.

Management of the Funds

BlackRock

BlackRock is the manager to each of the Funds and manages the investments and business operations of each of the Funds subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $3.560 trillion in investment company and other portfolio assets under management as of June 30, 2012.

BlackRock serves as manager to each Fund pursuant to a management agreement (the “Management Agreement”), which provides that BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. With respect to each Fund, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.450%
$1 billion – $2 billion	0.400%
$2 billion – $3 billion	0.375%
Greater than $3 billion	0.350%

BlackRock has agreed contractually to cap net expenses for each of the Funds (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each Fund at the levels shown in the respective Fund’s “Annual Fund Operating Expenses” table in this prospectus. To achieve this cap, BlackRock and the Trust have entered into an expense limitation agreement. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses”). The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive and/or reimburse fees and/or expenses if these operating expenses exceed that limit.

BlackRock has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Total Annual Fund Operating
Expenses[2] after giving effect
to all applicable expense
limitation provisions[3] (excluding
Dividend Expense, Interest Expense,
Acquired Fund Fees and Expenses
and certain other Fund expenses)

Money Market Portfolio
Investor A	0.89%	0.79%
Investor B	1.49%	1.49%
Investor C	1.49%	1.47%
Institutional	0.42%	0.42%
U.S. Treasury Money Market Portfolio
Investor A	0.88%	0.73%
Institutional	0.41%	0.41%
Municipal Money Market Portfolio
Investor A	0.89%	0.85%
Institutional	0.42%	0.42%
New Jersey Municipal Money Market Portfolio
Investor A	0.96%	0.68%
Institutional	0.39%	0.39%
North Carolina Municipal Money Market Portfolio
Investor A	0.87%	0.82%
Institutional	0.30%	0.30%
Ohio Municipal Money Market Portfolio
Investor A	0.96%	0.68%
Institutional	0.39%	0.39%
Pennsylvania Municipal Money Market Portfolio
Investor A	0.99%	0.71%
Institutional	0.42%	0.42%
Virginia Municipal Money Market Portfolio
Investor A4	0.87%[4]	0.87%[4]
Institutional	0.30%	0.30%

[1]	The contractual caps are in effect until August 1, 2013. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund.
[2]	As a percentage of average daily net assets.
[3]	Does not include impact of Voluntary Waivers described below.
[4]	Fund currently active, but no assets in share class.

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income (the “Voluntary Waivers”). BlackRock and the Distributor may discontinue these Voluntary Waivers at any time without notice.

With respect to the contractual agreement, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

For the fiscal year ended March 31, 2012, each Fund paid BlackRock aggregate management fees, net of any applicable waivers, as a percentage of the Fund’s average daily net assets as follows:

Management Fee Rate Paid to BlackRock (net of any applicable waivers)
Money Market Portfolio	0.18%
U.S. Treasury Money Market Portfolio	0.01%
Municipal Money Market Portfolio	0.04%
New Jersey Municipal Money Market Portfolio	0.07%
North Carolina Municipal Money Market Portfolio	0.00%
Ohio Municipal Money Market Portfolio	0.04%
Pennsylvania Municipal Money Market Portfolio	0.08%
Virginia Municipal Money Market Portfolio	0.00%

A discussion of the basis for the approval of the Management Agreement with respect to each Fund is included in the Funds’ semi-annual shareholder report for the fiscal period ended September 30, 2011.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments.

The Funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (“NAV”) per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV per share. Although each Fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The Funds’ investments are valued based on the amortized cost method described in the SAI.

Each Fund’s Transfer Agent will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. (Eastern time) but before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.

NAV is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.

Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Distributions of net investment income derived by a Fund, if any, are declared daily and paid at least monthly and net realized capital gains, if any, will be distributed at least annually. Dividends will be reinvested automatically in the form of additional shares of the same class of the Fund at net asset value without a sales charge unless you instruct the Transfer Agent in writing to pay them in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios intend to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the State Municipal Money Market Portfolios, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Municipal Money Market Portfolio also intends that the value of its shares will be exempt from state and/or local intangible personal property tax in the designated state, although it cannot guarantee that this will always be the case.

The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by one of such Funds are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a State Municipal Money Market Portfolio are from bond interest income that is excludable from income for state income tax purposes in the designated state, they are exempt from personal income tax (and in certain circumstances, local income tax) of the designated state. To the extent applicable, the value of a State Municipal Money Market Portfolio’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Municipal Money Market Portfolio, or in a State Municipal Money Market Portfolio investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

You will pay tax on ordinary income dividends derived from taxable interest and on capital gain distributions from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that a Fund’s distributions are derived from income on short-term debt securities and from short-term capital gains, such distributions will not be eligible for taxation at the reduced rate. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.

Non-U.S. investors may be subject to U.S. withholding and/or state tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains, regardless of how long you have held your shares.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (which includes distributions of net short-term capital gain) will generally be subject to a 30% withholding tax, unless a lower treaty rate applies. For taxable years of a Fund that began before January 1, 2012, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder were eligible for an exemption from U.S. withholding tax. However, it cannot be predicted whether Congress will pass legislation to reinstate this exemption, or whether distributions of a Fund will be subject to a 30% U.S. withholding tax.

A 30% withholding tax on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014 will be imposed on (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Interest received by the Money Market Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

By law, your taxable dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Money Market Portfolio
	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0001	0.0013	0.0090	0.0346	0.0498
Dividends from net investment income	(0.0000)	(0.0001)	(0.0013)	(0.0090)	(0.0346)	(0.0498)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.01%	0.13%	0.90%[2]	3.52%	5.10%
Ratios to Average Net Assets
Total expenses	0.70%	0.71%	0.74%	0.75%[3]	0.56%	0.58%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.36%	0.41%	0.46%[3]	0.42%	0.42%
Net investment income	0.00%	0.00%	0.14%	1.79%[3]	3.57%	4.99%
Supplemental Data
Net assets, end of period (000)	$790,645	$785,316	$433,778	$543,487	$595,728	$745,726

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Money Market Portfolio (continued)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0071	0.0312	0.0461
Dividends from net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0071)	(0.0312)	(0.0461)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.03%	0.71%	3.16%	4.71%
Ratios to Average Net Assets
Total expenses	0.89%	0.91%	0.93%	0.94%[3]	0.87%	0.92%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.37%	0.53%	0.83%[3]	0.76%	0.79%
Net investment income	0.00%	0.00%	0.02%	1.41%[3]	3.07%	4.61%
Supplemental Data
Net assets, end of period (000)	$299,205	$314,811	$358,698	$510,950	$461,079	$393,399

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Money Market Portfolio (continued)

	Investor B
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0002	0.0044	0.0250	0.0418
Dividends from net investment income	(0.0000)	(0.0000)	(0.0002)	(0.0044)	(0.0250)	(0.0418)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.03%	0.44%[2]	2.53%	4.27%
Ratios to Average Net Assets
Total expenses	1.71%	1.75%	1.81%	1.80%[3]	1.77%	1.83%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.37%	0.55%	1.37%[3]	1.39%	1.22%
Net investment income	0.00%	0.00%	0.02%	0.86%[3]	2.40%	4.18%
Supplemental Data
Net assets, end of period (000)	$6,306	$7,207	$11,528	$23,467	$15,835	$11,532

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Money Market Portfolio (concluded)

	Investor C
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0004	0.0044	0.0250	0.0417
Dividends from net investment income	(0.0000)	(0.0000)	(0.0004)	(0.0044)	(0.0250)	(0.0417)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.04%	0.45%[2]	2.53%	4.25%
Ratios to Average Net Assets
Total expenses	1.62%	1.68%	1.75%	1.72%[3]	1.66%	1.79%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.38%	0.55%	1.35%[3]	1.42%	1.24%
Net investment income	0.00%	0.00%	0.04%	0.88%[3]	2.15%	4.16%
Supplemental Data
Net assets, end of period (000)	$29,185	$23,683	$19,016	$48,162	$25,356	$5,109

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

U.S. Treasury Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0001	0.0007	0.0234	0.0478
Dividends from net investment income	(0.0000)	(0.0000)	(0.0001)	(0.0007)	(0.0234)	(0.0478)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.01%	0.07%[2]	2.37%	4.89%
Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.75%	0.79%[3]	0.59%	0.61%
Total expenses after fees waived, reimbursed and paid indirectly	0.09%	0.20%	0.21%	0.42%[3]	0.41%	0.41%
Net investment income	0.00%	0.00%	0.00%	0.15%[3]	2.26%	4.75%
Supplemental Data
Net assets, end of period (000)	$189,361	$133,623	$188,346	$228,457	$382,033	$312,979

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

U.S. Treasury Money Market Portfolio (concluded)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0001	0.0004	0.0206	0.0450
Dividends from net investment income	(0.0000)	(0.0000)	(0.0001)	(0.0004)	(0.0206)	(0.0450)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.01%	0.04%[2]	2.08%	4.59%
Ratios to Average Net Assets
Total expenses	0.89%	0.86%	0.87%	0.89%[3]	0.85%	0.86%
Total expenses after fees waived, reimbursed and paid indirectly	0.10%	0.20%	0.21%	0.48%[3]	0.69%	0.70%
Net investment income	0.00%	0.00%	0.00%	0.08%[3]	1.86%	4.49%
Supplemental Data
Net assets, end of period (000)	$20,520	$104,971	$92,759	$103,762	$123,316	$31,970

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Municipal Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0002	0.0011	0.0050	0.0234	0.0331
Dividends from net investment income	(0.0000)	(0.0002)	(0.0011)	(0.0050)	(0.0234)	(0.0331)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.02%	0.11%	0.50%[2]	2.36%	3.36%
Ratios to Average Net Assets
Total expenses	0.81%	0.80%	0.79%	0.82%[3]	0.60%	0.63%
Total expenses after fees waived, reimbursed and paid indirectly	0.22%	0.39%	0.43%	0.47%[3]	0.42%	0.42%
Net investment income	0.00%	0.02%	0.12%	0.95%[3]	2.26%	3.29%
Supplemental Data
Net assets, end of period (000)	$78,590	$62,845	$67,046	$101,246	$92,663	$42,083

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Municipal Money Market Portfolio (concluded)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0035	0.0205	0.0302
Dividends from net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0035)	(0.0205)	(0.0302)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.03%	0.35%[2]	2.07%	3.06%
Ratios to Average Net Assets
Total expenses	0.97%	0.94%	0.92%	0.94%[3]	0.86%	0.89%
Total expenses after fees waived, reimbursed and paid indirectly	0.25%	0.41%	0.51%	0.77%[3]	0.71%	0.71%
Net investment income	0.00%	0.00%	0.03%	0.76%[3]	2.02%	3.01%
Supplemental Data
Net assets, end of period (000)	$715	$2,611	$3,443	$5,301	$7,004	$3,776

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

New Jersey Municipal Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0003	0.0022	0.0058	0.0228	0.0326
Dividends from net investment income	(0.0000)	(0.0003)	(0.0022)	(0.0058)	(0.0228)	(0.0326)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.03%	0.22%	0.59%[2]	2.30%	3.31%
Ratios to Average Net Assets
Total expenses	0.85%	0.80%	0.79%	0.82%[3]	0.61%	0.62%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.39%	0.41%	0.43%[3]	0.39%	0.39%
Net investment income	0.00%	0.02%	0.24%	1.15%[3]	2.30%	3.26%
Supplemental Data
Net assets, end of period (000)	$41,966	$46,755	$59,520	$103,465	$114,696	$156,005

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

New Jersey Municipal Money Market Portfolio (concluded)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0001	0.0006	0.0045	0.0200	0.0298
Dividends from net investment income	(0.0000)	(0.0001)	(0.0006)	(0.0045)	(0.0200)	(0.0298)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.01%	0.06%	0.45%[2]	2.02%	3.03%
Ratios to Average Net Assets
Total expenses	0.94%	0.90%	0.92%	0.93%[3]	0.86%	0.87%
Total expenses after fees waived, reimbursed and paid indirectly	0.38%	0.41%	0.59%	0.69%[3]	0.67%	0.67%
Net investment income	0.01%	0.01%	0.06%	0.92%[3]	1.96%	2.99%
Supplemental Data
Net assets, end of period (000)	$122	$11,318	$15,025	$23,381	$27,216	$30,250

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

North Carolina Municipal Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0001	0.0009	0.0052	0.0234	0.0336
Dividends from net investment income	(0.0000)	(0.0001)	(0.0009)	(0.0052)	(0.0234)	(0.0336)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.01%	0.09%	0.52%[2]	2.37%	3.42%
Ratios to Average Net Assets
Total expenses	0.76%	0.69%	0.73%	0.77%[3]	0.67%	0.68%
Total expenses after fees waived, reimbursed and paid indirectly	0.15%	0.29%	0.30%	0.34%[3]	0.30%	0.30%
Net investment income	0.00%	0.01%	0.10%	0.98%[3]	2.31%	3.36%
Supplemental Data
Net assets, end of period (000)	$44,159	$46,622	$74,251	$79,880	$60,404	$66,246

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

North Carolina Municipal Money Market Portfolio (concluded)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0001	0.0032	0.0190	0.0298
Dividends from net investment income	(0.0000)	(0.0000)	(0.0001)	(0.0032)	(0.0190)	(0.0298)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.01%	0.32%[2]	1.92%	3.03%
Ratios to Average Net Assets
Total expenses	1.23%	1.10%	1.12%	1.18%[3]	1.08%	1.02%
Total expenses after fees waived, reimbursed and paid indirectly	0.15%	0.30%	0.39%	0.73%[3]	0.74%	0.67%
Net investment income	0.00%	0.00%	0.01%	0.61%[3]	1.98%	2.98%
Supplemental Data
Net assets, end of period (000)	$78	$90	$106	$168	$155	$189

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Ohio Municipal Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0003	0.0029	0.0071	0.0245	0.0336
Dividends from net investment income	(0.0000)	(0.0003)	(0.0029)	(0.0071)	(0.0245)	(0.0336)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.03%	0.29%	0.72%[2]	2.48%	3.41%
Ratios to Average Net Assets
Total expenses	0.74%	0.74%	0.75%	0.73%[3]	0.62%	0.62%
Total expenses after fees waived, reimbursed and paid indirectly	0.18%	0.37%	0.41%	0.42%[3]	0.39%	0.39%
Net investment income	0.00%	0.03%	0.29%	1.37%[3]	2.41%	3.35%
Supplemental Data
Net assets, end of period (000)	$59,034	$88,491	$149,659	$179,038	$137,274	$101,325

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Ohio Municipal Money Market Portfolio (concluded)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0001	0.0011	0.0057	0.0217	0.0308
Dividends from net investment income	(0.0000)	(0.0001)	(0.0011)	(0.0057)	(0.0217)	(0.0308)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.01%	0.11%	0.58%[2]	2.20%	3.13%
Ratios to Average Net Assets
Total expenses	0.91%	0.88%	0.88%	0.90%[3]	0.87%	0.87%
Total expenses after fees waived, reimbursed and paid indirectly	0.26%	0.40%	0.60%	0.70%[3]	0.67%	0.67%
Net investment income	0.00%	0.02%	0.12%	1.29%[3]	2.13%	3.08%
Supplemental Data
Net assets, end of period (000)	$5	$5,388	$13,318	$24,902	$41,209	$22,201

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Pennsylvania Municipal Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0005	0.0047	0.0222	0.0329
Dividends from net investment income	(0.0000)	(0.0000)	(0.0005)	(0.0047)	(0.0222)	(0.0329)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.06%	0.48%[2]	2.24%	3.34%
Ratios to Average Net Assets
Total expenses	0.74%	0.73%	0.75%	0.75%[3]	0.58%	0.59%
Total expenses after fees waived, reimbursed and paid indirectly	0.19%	0.31%	0.39%	0.46%[3]	0.42%	0.42%
Net investment income	0.00%	0.00%	0.07%	0.93%[3]	2.21%	3.29%
Supplemental Data
Net assets, end of period (000)	$248,836	$287,394	$332,387	$589,724	$535,882	$500,402

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (continued)

Pennsylvania Municipal Money Market Portfolio (concluded)

	Investor A
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0001	0.0035	0.0194	0.0300
Dividends from net investment income	(0.0000)	(0.0000)	(0.0001)	(0.0035)	(0.0194)	(0.0300)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.01%	0.35%[2]	1.96%	3.05%
Ratios to Average Net Assets
Total expenses	0.85%	0.84%	0.85%	0.86%[3]	0.83%	0.85%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.31%	0.44%	0.71%[3]	0.70%	0.71%
Net investment income	0.00%	0.00%	0.01%	0.72%[3]	1.68%	3.00%
Supplemental Data
Net assets, end of period (000)	$69	$17,434	$22,109	$34,483	$36,708	$33,490

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

Financial Highlights (concluded)

Virginia Municipal Money Market Portfolio

	Institutional
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0002	0.0011	0.0041	0.0228	0.0336
Dividends from net investment income	(0.0000)	(0.0002)	(0.0011)	(0.0041)	(0.0228)	(0.0336)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.02%	0.12%	0.42%[2]	2.31%	3.42%
Ratios to Average Net Assets
Total expenses	0.85%	0.81%	0.80%	0.79%[3]	0.65%	0.67%
Total expenses after fees waived, reimbursed and paid indirectly.	0.18%	0.29%	0.32%	0.35%[3]	0.30%	0.30%
Net investment income	0.00%	0.02%	0.13%	0.92%[3]	2.30%	3.37%
Supplemental Data
Net assets, end of period (000)	$22,294	$28,370	$42,326	$75,817	$90,845	$81,190

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third-parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about a Fund, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

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For More Information

Funds and Service Providers

THE FUNDS

BlackRock FundsSM

BlackRock Money Market Portfolio

BlackRock U.S. Treasury Money Market Portfolio

BlackRock Municipal Money Market Portfolio

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Ohio Municipal Money Market Portfolio

BlackRock Pennsylvania Municipal Money Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, New York 10286

COUNSEL

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated July 27, 2012, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM
4400 Computer Drive
Westborough, MA 01588

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM:
INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MM-0712

July 27, 2012

Prospectus

BlackRock FundsSM  |  Service Shares

>  BlackRock Money Market Portfolio

>  BlackRock U.S. Treasury Money Market Portfolio

>  BlackRock Municipal Money Market Portfolio

>  BlackRock New Jersey Municipal Money Market Portfolio

>  BlackRock North Carolina Municipal Money Market Portfolio

>  BlackRock Ohio Municipal Money Market Portfolio

>  BlackRock Pennsylvania Municipal Money Market Portfolio

>  BlackRock Virginia Municipal Money Market Portfolio

Funds	Service Shares
BlackRock Money Market Portfolio	PNPXX
BlackRock U.S. Treasury Money Market Portfolio	PNGXX
BlackRock Municipal Money Market Portfolio	PNTXX
BlackRock New Jersey Municipal Money Market Portfolio	CMFXX
BlackRock North Carolina Municipal Money Market Portfolio	CNCXX
BlackRock Ohio Municipal Money Market Portfolio	POSXX
BlackRock Pennsylvania Municipal Money Market Portfolio	PNSXX
BlackRock Virginia Municipal Money Market Portfolio	VASXX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Fund Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
	Key Facts About BlackRock Money Market Portfolio	3
	Key Facts About BlackRock U.S. Treasury Money Market Portfolio	6
	Key Facts About BlackRock Municipal Money Market Portfolio	9
	Key Facts About BlackRock New Jersey Municipal Money Market Portfolio	12
	Key Facts About BlackRock North Carolina Municipal Money Market Portfolio	15
	Key Facts About BlackRock Ohio Municipal Money Market Portfolio	18
	Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio	21
	Key Facts About BlackRock Virginia Municipal Money Market Portfolio	24
	Important Additional Information	27

Details About the Funds	How Each Fund Invests	28
	Investment Risks	34

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and Distribution and other payments
	How to Choose the Share Class that Best Suits Your Needs	39
	Distribution and Shareholder Servicing Plan	39
	How to Buy, Sell and Transfer Shares	40
	Funds’ Rights	44
	Short-Term Trading Policy	45
	Master/Feeder Structure	45

Management of the Funds	Information about BlackRock
	BlackRock	46
	Conflicts of Interest	48
	Valuation of Fund Investments	48
	Dividends, Distributions and Taxes	49

Financial Highlights	Financial Performance of the Funds	51

General Information	Shareholder Documents	59
	Certain Fund Policies	59
	Statement of Additional Information	60

Glossary	Glossary of Investment Terms	61

For More Information	Funds and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Money Market Portfolio

Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.43%
Service Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.94%
Fee Waivers and/or Expense Reimbursements[1]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.72%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$278	$499	$1,135

Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

3

Principal Risks of Investing in the Fund

The Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
■	Financial Services Industry Risk — The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Repurchase Agreements and Purchase and Sale Contracts Risk — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

4

Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.20% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	1.51%	1.72%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

5

Fund Overview

Key Facts About BlackRock U.S. Treasury Money Market Portfolio

Investment Objective

The investment objective of BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the U.S. Treasury Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers and/or Expense Reimbursements[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.71%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.71% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the U.S. Treasury Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$73	$279	$502	$1,144

Principal Investment Strategies of the Fund

The U.S. Treasury Money Market Portfolio seeks to achieve its objective by investing 80% of its net assets in short term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The U.S. Treasury Money Market Portfolio cannot guarantee that it will achieve its objective.

6

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

7

Performance Information

The information shows you how the U.S. Treasury Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
U.S. Treasury Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock U.S. Treasury Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	1.10%	1.45%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The U.S. Treasury Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

8

Fund Overview

Key Facts About BlackRock Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.06%
Fee Waivers and/or Expense Reimbursements[1]	(0.34)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.72%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$303	$552	$1,263

Principal Investment Strategies of the Fund

The Municipal Money Market Portfolio seeks to achieve its objective by investing at least 80% of its net assets in short-term obligations issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies (“municipal securities”) and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and the Federal alternative minimum tax. The Fund intends to invest so that less than 25% of its total assets are municipal securities of issuers located in the same state. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

9

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

10

Performance Information

The information shows you how the Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Share
ANNUAL TOTAL RETURNS
Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.01%	0.95%	1.13%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

11

Fund Overview

Key Facts About BlackRock New Jersey Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the New Jersey Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.05%
Fee Waivers and/or Expense Reimbursements[1]	(0.36)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.69%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.69% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the New Jersey Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$70	$298	$544	$1,250

Principal Investment Strategies of the Fund

The New Jersey Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of New Jersey or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“New Jersey municipal securities”). The Fund normally invests at least 80% of its net assets in New Jersey municipal securities. In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may also invest in repurchase agreements and purchase and sale contracts.

12

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The New Jersey Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in New Jersey municipal securities. As a result, the Fund is more exposed to risks affecting issuers of New Jersey municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on New Jersey municipal securities to be subject to state or local income taxation, or the value of New Jersey municipal securities to be subject to state or

13

local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Performance Information

The information shows you how the New Jersey Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
New Jersey Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.77% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock New Jersey Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.95%	1.13%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The New Jersey Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

14

Fund Overview

Key Facts About BlackRock North Carolina Municipal Money Market Portfolio

Investment Objective

The investment objective of the BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the North Carolina Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.45%
Total Annual Fund Operating Expenses	1.15%
Fee Waivers and/or Expense Reimbursements[1]	(0.55)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expenses Reimbursements[1]	0.60%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the North Carolina Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$311	$580	$1,348

Principal Investment Strategies of the Fund

The North Carolina Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of North Carolina or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“North Carolina municipal securities”). The Fund normally invests at least 80% of its net assets in North Carolina municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

15

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The North Carolina Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in North Carolina municipal securities. As a result, the Fund is more exposed to risks affecting issuers of North Carolina municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on North Carolina municipal securities to be subject to state or local income taxation, or the value of North Carolina municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

16

Performance Information

The information shows you how the North Carolina Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
North Carolina Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.79% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock North Carolina Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.96%	1.18%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The North Carolina Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

17

Fund Overview

Key Facts About BlackRock Ohio Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Ohio Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.04%
Fee Waivers and/or Expense Reimbursements[1]	(0.35)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.69%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.69% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Ohio Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$70	$296	$540	$1,239

Principal Investment Strategies of the Fund

The Ohio Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the State of Ohio or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Ohio municipal securities”). The Fund normally invests at least 80% of its net assets in Ohio municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

18

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Ohio Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Ohio municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Ohio municipal securities to be subject to state or local income taxation, or the value of Ohio municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

19

Performance Information

The information shows you how the Ohio Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
Ohio Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Ohio Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	1.04%	1.23%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The Ohio Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

20

Fund Overview

Key Facts About BlackRock Pennsylvania Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Pennsylvania Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.45%
Service Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.96%
Fee Waivers and/or Expense Reimbursements[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.72%

[1]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Pennsylvania Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$282	$508	$1,156

Principal Investment Strategies of the Fund

The Pennsylvania Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Pennsylvania or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Pennsylvania municipal securities”). The Fund normally invests at least 80% of its net assets in Pennsylvania municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

21

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Pennsylvania Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Pennsylvania municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Pennsylvania municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Pennsylvania municipal securities to be subject to state or local income taxation, or the value of Pennsylvania municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

22

Performance Information

The information shows you how the Pennsylvania Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
Pennsylvania Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.78% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Pennsylvania Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.91%	1.12%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The Pennsylvania Municipal Money Market Portfolio investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Important Additional Information” on page 27 of the prospectus.

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Fund Overview

Key Facts About BlackRock Virginia Municipal Money Market Portfolio

Investment Objective

The investment objective of BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Virginia Municipal Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares[1]
Management Fee	0.45%
Service Fees	0.25%
Other Expenses[1]	0.40%
Total Annual Fund Operating Expenses	1.10%
Fee Waivers and/or Expense Reimbursements[2]	(0.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.60%

[1]	Other Expenses are based on estimated amounts for the current fiscal year. There were no Service Shares outstanding at the end of the most recent fiscal year.
[2]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 46–50, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Virginia Municipal Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$61	$300	$558	$1,295

Principal Investment Strategies of the Fund

The Virginia Municipal Money Market Portfolio seeks to achieve its objective by investing primarily in high quality, short-term municipal securities issued by or on behalf of the Commonwealth of Virginia or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax) and exempt from any applicable state or local income or other taxes (“Virginia municipal securities”). The Fund normally invests at least 80% of its net assets in Virginia municipal securities. The Fund may also invest in repurchase agreements and purchase and sale contracts.

The Fund seeks to maintain a net asset value of $1.00 per share.

24

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

Principal Risks of Investing in the Fund

The Virginia Municipal Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Municipal Securities Concentration Risk — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
■	Municipal Securities Risk — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.
■	Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	State Specific Risk — The Fund will invest primarily in Virginia municipal securities. As a result, the Fund is more exposed to risks affecting issuers of Virginia municipal securities.
■	Taxability Risk — Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on Virginia municipal securities to be subject to state or local income taxation, or the value of Virginia municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

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Performance Information

The information shows you how the Virginia Municipal Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. For the periods October 8, 2003 through May 12, 2005, June 28, 2005 through April 23, 2006, and May 3, 2006 through June 1, 2006, there were no Service Shares outstanding. For the periods during which Service Shares were not outstanding, the performance of the Service Shares is based on the return of Institutional Shares, adjusted to reflect the expenses of Service Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
Virginia Municipal Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.80% (quarter ended June 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%. Because there were no Service Shares outstanding during the period March 12, 2012 through June 30, 2012, the year-to-date return as of June 30, 2012 is based on the return of Institutional Shares, adjusted to reflect the expenses of Service Shares.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Virginia Municipal Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	0.93%	1.19%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

Investment Manager

The Virginia Municipal Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

* * *

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see “Important Additional Information” on the following page.

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Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund each day both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through a Fund, you should contact the Fund by phone at (800) 537-4942 by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The dividends and distributions of the Money Market Portfolio and the U.S. Treasury Money Market Portfolio may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements. Each of the Municipal Money Market Portfolio, the New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio intends to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio, for purposes of the designated state’s personal income tax and, in certain circumstances, local personal income tax.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend a Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

27

Details About the Funds

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Money Market Portfolio (the “Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (the “U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (the “Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (the “New Jersey Municipal Money Market Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (the “North Carolina Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (the “Ohio Municipal Money Market Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (the “Pennsylvania Municipal Money Market Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (the “Virginia Municipal Money Market Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder. The New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio may be referred to herein collectively as the “State Municipal Money Market Portfolios.”

How Each Fund Invests

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

■	Each Fund seeks to maintain a net asset value of $1.00 per share.
■	Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 61.
■	Pursuant to Rule 2a-7 each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	Each Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. Each of the Money Market Portfolio and the U.S. Treasury Money Market Portfolio will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 61.
■	Each of Money Market Portfolio and the U.S. Treasury Money Market Portfolio is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a-7), not more than 1⁄2 of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

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Money Market Portfolio

Investment Objective

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations. Specifically, the Fund may invest in:

■	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks)
■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s, P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. or F2 or higher by Fitch Ratings, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
■	Asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables)
■	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities
■	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities
■	Repurchase agreements relating to the above instruments

U.S. Treasury Money Market Portfolio

Investment Objective

The investment objective of the U.S. Treasury Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund normally invests at least 80% of its net assets in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and related repurchase agreements.

The Fund may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

Municipal Money Market Portfolio

Investment Objective

The investment objective of the Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

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Principal Investment Strategies

The Fund invests primarily in municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.

The Fund may, from time to time, invest up to 25% of its assets in securities whose issuers are located in a single state. The Fund may invest up to 20% of its assets in securities which are subject to regular Federal income tax or the Federal alternative minimum tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its net assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and the Federal alternative minimum tax.

New Jersey Municipal Money Market Portfolio

Investment Objective

The investment objective of the New Jersey Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, New Jersey state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in New Jersey municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and New Jersey state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or New Jersey state income tax and securities which are subject to regular Federal income tax and New Jersey state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax.

In addition, the Fund normally invests at least 80% of its assets in New Jersey municipal securities and other obligations which, in bond counsel’s opinion, are statutorily free from state and local taxation under the laws of New Jersey or the U.S. in order to qualify as a “qualified investment fund” under New Jersey law. The Fund may invest in municipal securities of issuers located outside of New Jersey, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and New Jersey state income tax.

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The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and New Jersey state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

North Carolina Municipal Money Market Portfolio

Investment Objective

The investment objective of the North Carolina Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, North Carolina state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in North Carolina municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and North Carolina state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or North Carolina state income tax and securities which are subject to regular Federal income tax and North Carolina state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of North Carolina, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and North Carolina state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and North Carolina state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Ohio Municipal Money Market Portfolio

Investment Objective

The investment objective of the Ohio Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Ohio state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

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Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in Ohio municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the Municipal Security or other instrument, is exempt from regular Federal income tax and Ohio state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Ohio state income tax and securities which are subject to regular Federal income tax and Ohio state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Ohio, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Ohio state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Ohio state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Pennsylvania Municipal Money Market Portfolio

Investment Objective

The investment objective of the Pennsylvania Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Pennsylvania personal income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in Pennsylvania municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of the municipal security or other instrument, is exempt from regular Federal income tax and Pennsylvania personal income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Pennsylvania state income tax and securities which are subject to regular Federal income tax and Pennsylvania personal income tax. Interest income from the

32

Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Pennsylvania, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Pennsylvania personal income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Pennsylvania personal income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Virginia Municipal Money Market Portfolio

Investment Objective

The investment objective of the Virginia Municipal Money Market Portfolio is to seek as high a level of current income exempt from Federal income tax and, to the extent possible, Virginia state income tax, as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

In pursuit of its investment objective, the Fund invests primarily in Virginia municipal securities. Specifically, the Fund may invest in:

■	Fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., SP-2 or A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s Investors Service, Inc., A-2 or higher by Standard & Poor’s or F2 or higher by Fitch Ratings
■	Municipal bonds rated A or higher by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above

The Fund normally invests at least 80% of its net assets in municipal securities and other instruments whose interest, in the opinion of counsel to the issuer of The municipal security or other instrument, is exempt from regular Federal income tax and Virginia state income tax. Up to 20% of the Fund’s assets can be invested in securities of non-municipal issuers the income from which Fund management believes, based on an opinion of counsel to the issuer of such security, is exempt from regular Federal income tax and/or Virginia state income tax and securities which are subject to regular Federal income tax and Virginia state income tax. Interest income from the Fund’s investments may be subject to the Federal alternative minimum tax. The Fund may invest in municipal securities of issuers located outside of Virginia, the interest from which, in bond counsel’s opinion, is exempt from regular Federal income tax and Virginia state income tax.

The Fund may invest 25% or more of its assets in municipal securities whose interest is paid solely from revenues of similar projects, such as municipal securities related to water or sewer systems.

The Fund may not, without shareholder approval, change its policy of investing under normal circumstances at least 80% of its assets in municipal securities and other instruments whose interest is exempt from regular Federal income tax and Virginia state income tax.

The Fund is classified as non-diversified under the Investment Company Act.

Other Strategies Applicable to all Funds

In addition to the principal strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

■	Investment Company Securities — Each Fund may invest in securities issued by other open-end or closed-end investment companies as permitted by the Investment Company Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with a Fund’s investment objectives and policies, certain variable rate demand securities issued by closed-end funds,

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which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from Federal income tax.
■	Uninvested Cash Reserves — Each Fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash reserves will not earn income.
■	Variable and Floating Rate Instruments — Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Other Strategies Applicable to the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios

In addition to the strategies discussed above, the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios may use certain other investment strategies, including the following:

■	Bonds — The Municipal Money Market Portfolio may invest up to 20% of its assets, and each State Municipal Money Market Portfolio may invest without limit, in bonds, the interest on which may be subject to the Federal alternative minimum tax. Interest on these bonds that is received by taxpayers subject to the Federal alternative minimum tax is taxable.
■	Temporary Defensive Strategies — It is possible that in extreme market conditions, the Municipal Money Market Portfolio or a State Municipal Money Market Portfolio each may invest more than 20% of its assets in securities that are not municipal securities (and therefore subject to regular Federal income tax and the applicable state income tax) and may hold an unlimited amount of uninvested cash reserves. If market conditions improve, these strategies could result in reducing the potential gain from a market upswing, thus reducing a Fund’s opportunity to achieve its investment goal. In certain states, a Fund that invests more of its assets in securities that are not municipal securities issued by issuers in that state will not be able to pay dividends exempt from the state’s personal income tax.

Investment Risks

This section contains a discussion of the general risks of investing in the Funds. The “Investment Objectives and Policies” section in the Statement of Additional Information (“SAI”) also includes more information about the Funds, their investments and the related risks. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Principal Risks of Investing in the Funds

Asset-Backed Securities Risk (Money Market Portfolio) — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

Asset-backed securities entail certain additional risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk (Money Market Portfolio) — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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Financial Services Industry Risk (Money Market Portfolio) — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk (Money Market Portfolio) — The Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.

Income Risk — The Fund’s yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Concentration Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — In making investments, the Fund and BlackRock will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on Municipal Obligations and payments under tax-exempt derivative securities. Neither the Fund nor BlackRock will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities. The Internal Revenue Service (the “IRS”) has generally not ruled on the taxability of the securities. An assertion by the IRS that a portfolio security is not exempt from federal income tax (contrary to indications from the issuer) could affect the Fund’s and shareholder’s income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Non-Diversification Risk (State Municipal Money Market Portfolios) — Each State Municipal Money Market Portfolio is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Prepayment Risk (Money Market Portfolio) — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

State Specific Risk (State Municipal Money Market Portfolios) — Each State Municipal Money Market Portfolio will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Municipal Money Market Portfolio is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Please see Appendix 1 to the SAI, “Special Considerations for State Municipal Money Market Portfolios,” for more information.

New Jersey — New Jersey’s economy has been moving in line with the national economy and other states’ economies. According to information released by the New Jersey Department of Labor and Workforce Development on March 8, 2012, payroll employment in 2011 averaged 0.1% higher than in 2010, following declines in each of the prior four years. The State’s level of payroll employment as of December 2010 was 3.875 million and the preliminary estimate for February 2012 was 3.892 million. Currently, Standard & Poor’s rates the State of New Jersey’s general obligation bonds AA-. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds AA3 and AA-, respectively.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. As a result of the nationwide recession, North Carolina experienced a significant decline in revenues which began in fiscal year 2007-2008 and continued through fiscal year 2009, including the reduction of taxable wages due to North Carolina’s unemployment rate, the loss of taxable corporate and retail sales income, and the sharp decline in real estate sales, but has rebounded in fiscal years 2010 and 2011. The fund balance of the General Fund, the State’s chief operating

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fund, declined from $1.678 billion at June 30, 2008 (as restated) to negative $777.573 million at June 30, 2009 (as restated), but improved to $594.653 million at June 30, 2010 (as restated) and further improved to $1.184 billion at June 30, 2011. The State took action in 2009 to address both the negative General Fund balance and projected budget issues, including expenditure reductions and revenue increases. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AAA with a “stable” outlook by Standard & Poor’s, and AAA with a “stable” outlook by Fitch Ratings.

Ohio — The Ohio Municipal Money Market Portfolio is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is experiencing an economic downturn with unemployment at historically high levels. Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.

Pennsylvania — The Pennsylvania Municipal Money Market Portfolio is more exposed to risks affecting issuers of Pennsylvania municipal securities than is a municipal bond fund that invests more widely. Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing laws or laws with respect to tax-exempt financing. As of April 17, 2012, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s Investors Service, Inc., AA by Standard & Poor’s and AA+ by Fitch Ratings.

Virginia — While the economic trends which have generally created pressure on state and local budgets across the nation also affected localities within the Commonwealth of Virginia (the “Commonwealth”), during 2011, an average of 6.2% of the Commonwealth’s population was unemployed, compared to the national average of 8.5%. In 2010, the Commonwealth had per capita income of $44,246 compared to the national average of $39,945 and ranked seventh among the states in per capita income. Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s have assigned the ratings of AAA, Aaa and AAA, respectively, to the long-term general obligation bonds of the Commonwealth.

Taxability Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Treasury Obligations Risk (U.S. Treasury Money Market Portfolio) — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

U.S. Government Obligations Risk (Money Market Portfolio and U.S. Treasury Money Market Portfolio) — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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Other Risks of Investing in the Funds

Each Fund (unless otherwise noted) may also be subject to certain other risks associated with its investments and investment strategies, including:

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Insurance Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Legal Opinion Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — The Fund will rely on legal opinions of counsel to issuers of municipal securities as to the tax-exempt status of investments and will not do its own analysis. The status of a municipal security as tax-exempt may be affected by events that occur after the municipal security is issued.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Regulatory Risk — In 2010, the Securities and Exchange Commission (“SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, the SEC may adopt additional reforms to money market fund regulation. These or any other legal or regulatory changes may affect a Fund’s operations and/or return potential.

Variable and Floating Rate Instruments Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Variable Rate Demand Obligations and Municipal or Tax-Exempt Derivatives Risk (Municipal Money Market Portfolio and State Municipal Money Market Portfolios) — Investments in variable rate demand obligations or short-term municipal or tax-exempt derivatives involve credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short-term municipal or tax-exempt securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short-term municipal or tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

Each Fund currently offers multiple share classes (Service Shares in this prospectus for the Money Market Portfolio, U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio), allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) (“financial intermediary”) can help you determine which share class is best suited to your personal financial goals.

Each Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of each of the Funds.

Service Share Class at a Glance

Service Shares
Availability
Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000. However, financial intermediaries may set a higher minimum for their customers.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

Distribution and Shareholder Servicing Plan

The Trust has adopted a plan (the “Plan”) with respect to the Service Shares that allows each Fund to pay distribution and service fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Funds do not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, the Trust pays shareholder serving fees (also referred to as shareholder liaison services fees) to brokers, dealers, financial institutions and industry professionals (including BlackRock and The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average net asset value of Service Shares of each Fund. All Service Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Funds under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees that the Fund pays to BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares through your financial professional or other financial intermediary. You may also buy, sell and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, each Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in a Fund may be transferred to that state.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

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How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the Service Share Class at a Glance table of this prospectus
Have your financial professional or financial intermediary submit your purchase order
The Funds’ investments are valued based on the amortized cost method described in the SAI.
Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each day both the New York Stock Exchange (the “Exchange”) and the Federal Reserve Bank of Philadelphia are open (each, a “business day”) will be priced based on the next net asset value calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m., but before 4:00 p.m. on each day both the Exchange and the Federal Reserve Bank of Philadelphia are open will be priced based on the next net asset value calculated on that day, but shareholders will not receive dividends for that day.

Net asset value is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.

Purchase orders placed after 4:00 p.m. (Eastern time) will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in each Fund’s “Fees and Expenses” table.

Add to your investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.
	Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call the Fund at (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House Network (“ACH”) will have a trade date that is the day after the purchase is made. Certain institutional clients’ purchase orders placed by wire prior to the close of business on the Exchange will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

Each Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

41

How to Buy Shares (continued)

	Your Choices	Important Information for You to Know
Add to your investment (continued)	Acquire additional shares by reinvesting dividends and capital gains
All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 537-4942, or contact your financial intermediary (if your account is not held directly with BlackRock).

How to Pay for Shares	Making payment for purchases
Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Trust, be made in the form of securities that are permissible investments for the respective Fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

How to Sell Shares

Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order
You can make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.

Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day’s close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Shareholders who hold more than one class should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.
Methods of Redeeming
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.

The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.

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How to Sell Shares (continued)

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Have your financial intermediary submit your sales order (continued)
Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds, P.O. Box 9819, Providence, RI 02940-8019. Under certain circumstances, a medallion signature guarantee will be required.

Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds’ custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4:00 p.m. (Eastern time) or on a day when the Funds’ custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds’ custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

* * * If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary
You may transfer your shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.
	Transfer to a non-participating financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call (800) 537-4942 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

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Funds’ Rights

Each Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act, determines that the deviation between a Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in your Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, or, accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by Fund shareholders and has determined that due to (i) the Funds’ policy of seeking to maintain the Funds’ net asset value per share at $1.00 each day, (ii) the nature of the Funds’ portfolio holdings, and (iii) the nature of the Funds’ shareholders, it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time the Funds by shareholders would result in a negative impact to the Funds or their shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Funds. There can be no assurances, however, that the Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

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Master/Feeder Structure

Each Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master” fund) that has the same investment objective and strategies as the Fund. This structure is sometimes called a “master/feeder” structure. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. In a master/feeder structure, all investments will be made at the master level and the Fund’s investment results will correspond directly to the investment results of the underlying master in which it invests. A feeder fund may withdraw from its master fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage its assets directly.

A master fund may accept investments from other feeder funds, and all the feeders of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master portfolio.

Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a fund that is a feeder fund over the operations of its master fund.

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Management of the Funds

BlackRock

BlackRock is the manager to each of the Funds and manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $3,560 trillion in investment company and other portfolio assets under management as of June 30, 2012.

BlackRock serves as manager to each Fund pursuant to a management agreement (the “Management Agreement”), which provides that BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. With respect to each Fund, the maximum annual management fee rate that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.450%
$1 billion – $2 billion	0.400%
$2 billion – $3 billion	0.375%
Greater than $3 billion	0.350%

BlackRock has agreed contractually to cap net expenses for each of the Funds (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of each Fund at the levels shown in the respective Fund’s “Annual Fund Operating Expenses” table in this prospectus. To achieve this cap, BlackRock and the Trust have entered into an expense limitation agreement. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses”). The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive and/or reimburse fees and/or expenses if these operating expenses exceed that limit.

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Contractual Caps[1] on Total Annual Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Money Market Portfolio — Service Shares	0.72%
U.S. Treasury Money Market Portfolio — Service Shares	0.71%
Municipal Money Market Portfolio — Service Shares	0.72%
New Jersey Municipal Money Market Portfolio — Service Shares	0.69%
North Carolina Municipal Money Market Portfolio — Service Shares	0.60%
Ohio Municipal Money Market Portfolio — Service Shares	0.69%
Pennsylvania Municipal Money Market Portfolio — Service Shares	0.72%
Virginia Municipal Money Market Portfolio — Service Shares	0.60%

[1]	The contractual caps are in effect until August 1, 2013. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable each Fund to maintain a minimum level of daily net investment income (the “Voluntary Waivers”). BlackRock and the Distributor may discontinue these Voluntary Waivers at any time without notice.

With respect to the contractual agreement, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

For the fiscal year ended March 31, 2012, each Fund paid BlackRock aggregate management fees, net of any applicable waivers, as a percentage of the Fund’s average daily net assets as follows:

Management Fee Rate Paid to BlackRock (net of any applicable waivers)
Money Market Portfolio	0.18%
U.S. Treasury Money Market Portfolio	0.01%
Municipal Money Market Portfolio	0.04%
New Jersey Municipal Money Market Portfolio	0.07%
North Carolina Municipal Money Market Portfolio	0.00%
Ohio Municipal Money Market Portfolio	0.04%
Pennsylvania Municipal Money Market Portfolio	0.08%
Virginia Municipal Money Market Portfolio	0.00%

A discussion of the basis for the Board’s approval of the Management Agreement described herein by the Trust’s Board is included in the Trust’s semi-annual shareholder report for the fiscal period ended September 30, 2011.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow investment programs similar to those of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate having positions that are adverse to those of the Funds. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of the Funds’ investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates in connection with the Funds’ portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (“NAV”) per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV per share. Although each Fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The Funds’ investments are valued based on the amortized cost method described in the SAI.

Each Fund’s Transfer Agent will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 537-4942 for a purchase application. Purchase orders received by the Transfer Agent before 12:30 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. (Eastern time) but before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.

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NAV is calculated separately for each class of shares of each Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. Each Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.

Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Distributions of net investment income derived by a Fund, if any, are declared daily and paid at least monthly and net realized capital gains, if any, will be distributed at least annually. Dividends will be reinvested automatically in the form of additional shares of the same class of the Fund at net asset value without a sales charge unless you instruct the Transfer Agent in writing to pay them in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios intend to make distributions, most of which will be excludable from gross income for Federal income tax purposes and, for the State Municipal Money Market Portfolios, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Municipal Money Market Portfolio also intends that the value of its shares will be exempt from state and/or local intangible personal property tax in the designated state, although it cannot guarantee that this will always be the case.

The Municipal Money Market Portfolio and the State Municipal Money Market Portfolios will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by one of such Funds are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a State Municipal Money Market Portfolio are from bond interest income that is excludable from income for state income tax purposes in the designated state, they are exempt from personal income tax (and in certain circumstances, local income tax) of the designated state. To the extent applicable, the value of a State Municipal Money Market Portfolio’s shares should be exempt from state and/or local intangible personal property taxes in the designated state. If you hold shares in the Municipal Money Market Portfolio, or in a State Municipal Money Market Portfolio investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

You will pay tax on ordinary income dividends derived from taxable interest and on capital gain distributions from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that a Fund’s distributions are derived from income on short-term debt securities and from short-term capital gains, such distributions will not be eligible for taxation at the reduced rate. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012. However, this tax will not apply to certain amounts that are already excludable from gross income, such as interest on tax-exempt bonds.

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Non-U.S. investors may be subject to U.S. withholding and/or state tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains, regardless of how long you have held your shares.

If you are neither a tax resident nor a citizen of the United States or if you are a foreign entity, a Fund’s ordinary income dividends (which includes distributions of net short-term capital gain) will generally be subject to a 30% withholding tax, unless a lower treaty rate applies. For taxable years of a Fund that began before January 1, 2012, certain distributions designated by the Fund as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder were eligible for an exemption from U.S. withholding tax. However, it cannot be predicted whether Congress will pass legislation to reinstate this exemption, or whether distributions of a Fund will be subject to a 30% U.S. withholding tax.

A 30% withholding tax on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014 will be imposed on (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Interest received by the Money Market Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

By law, your taxable dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in the Municipal Money Market Portfolio and the State Municipal Money Market Portfolios. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

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Financial Highlights

The Financial Highlights table is intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0075	0.0318	0.0469
Dividends from net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0075)	(0.0318)	(0.0469)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.03%	0.75%[2]	3.23%	4.80%
Ratios to Average Net Assets
Total expenses	0.94%	0.96%	0.98%	0.97%[3]	0.81%	0.84%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.37%	0.52%	0.75%[3]	0.70%	0.71%
Net investment income	0.00%	0.00%	0.02%	1.40%[3]	3.16%	4.69%
Supplemental Data
Net assets, end of period (000)	$332,427	$391,617	$365,358	$514,764	$454,585	$405,701

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

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Financial Highlights (continued)

U.S. Treasury Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0001	0.0004	0.0206	0.0450
Dividends from net investment income	(0.0000)	(0.0000)	(0.0001)	(0.0004)	(0.0206)	(0.0450)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.01%	0.04%[2]	2.08%	4.60%
Ratios to Average Net Assets
Total expenses	0.95%	0.95%	0.95%	0.98%[3]	0.84%	0.86%
Total expenses after fees waived, reimbursed and paid indirectly	0.09%	0.20%	0.22%	0.48%[3]	0.69%	0.69%
Net investment income	0.00%	0.00%	0.00%	0.08%[3]	2.08%	4.50%
Supplemental Data
Net assets, end of period (000)	$99,022	$118,827	$149,629	$213,402	$289,805	$245,609

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

52

Financial Highlights (continued)

Municipal Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0002	0.0035	0.0206	0.0301
Dividends from net investment income	(0.0000)	(0.0000)	(0.0002)	(0.0035)	(0.0206)	(0.0301)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.02%	0.35%[2]	2.08%	3.05%
Ratios to Average Net Assets
Total expenses	1.06%	1.06%	1.02%	1.00%[3]	0.86%	0.91%
Total expenses after fees waived, reimbursed and paid indirectly	0.20%	0.42%	0.51%	0.77%[3]	0.70%	0.72%
Net investment income	0.00%	0.00%	0.02%	0.78%[3]	2.06%	3.00%
Supplemental Data
Net assets, end of period (000)	$56,951	$34,991	$50,013	$47,592	$81,843	$100,454

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

53

Financial Highlights (continued)

New Jersey Municipal Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0005	0.0044	0.0200	0.0298
Dividends from net investment income	(0.0000)	(0.0000)	(0.0005)	(0.0044)	(0.0200)	(0.0298)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.05%	0.44%[2]	2.02%	3.03%
Ratios to Average Net Assets
Total expenses	1.05%	1.02%	1.04%	1.06%[3]	0.86%	0.88%
Total expenses after fees waived, reimbursed and paid indirectly	0.28%	0.42%	0.59%	0.73%[3]	0.67%	0.67%
Net investment income	0.00%	0.00%	0.05%	0.89%[3]	2.07%	2.98%
Supplemental Data
Net assets, end of period (000)	$12,895	$15,935	$19,373	$23,791	$25,401	$43,013

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

54

Financial Highlights (continued)

North Carolina Municipal Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0037	0.0207	0.0307
Dividends from net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0037)	(0.0207)	(0.0307)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.03%	0.37%[2]	2.08%	3.12%
Ratios to Average Net Assets
Total expenses	1.15%	1.21%	0.98%	1.01%[3]	0.92%	0.94%
Total expenses after fees waived, reimbursed and paid indirectly	0.19%	0.30%	0.41%	0.63%[3]	0.58%	0.58%
Net investment income	0.00%	0.00%	0.06%	0.75%[3]	2.09%	3.10%
Supplemental Data
Net assets, end of period (000)	$65	$138	$165	$3,172	$3,156	$1,295

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

55

Financial Highlights (continued)

Ohio Municipal Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0009	0.0058	0.0217	0.0308
Dividends from net investment income	(0.0000)	(0.0000)	(0.0009)	(0.0058)	(0.0217)	(0.0308)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.09%	0.57%[2]	2.20%	3.13%
Ratios to Average Net Assets
Total expenses	1.04%	0.97%	1.02%	0.99%[3]	0.87%	0.87%
Total expenses after fees waived, reimbursed and paid indirectly	0.19%	0.40%	0.62%	0.71%[3]	0.67%	0.67%
Net investment income	0.00%	0.00%	0.10%	1.33%[3]	2.11%	3.09%
Supplemental Data
Net assets, end of period (000)	$4,623	$4,156	$4,591	$14,636	$26,403	$8,199

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

56

Financial Highlights (continued)

Pennsylvania Municipal Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0000	0.0033	0.0194	0.0301
Dividends from net investment income	(0.0000)	(0.0000)	(0.0000)	(0.0033)	(0.0194)	(0.0301)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.00%	0.33%[2]	1.96%	3.06%
Ratios to Average Net Assets
Total expenses	0.96%	0.90%	0.91%	0.92%[3]	0.83%	0.84%
Total expenses after fees waived, reimbursed and paid indirectly	0.21%	0.31%	0.46%	0.74%[3]	0.70%	0.70%
Net investment income	0.00%	0.00%	0.00%	0.69%[3]	1.94%	3.01%
Supplemental Data
Net assets, end of period (000)	$16,333	$30,649	$27,166	$52,127	$52,654	$55,934

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

57

Financial Highlights (concluded)

Virginia Municipal Money Market Portfolio

Because no Service Shares of Virginia Municipal Money Market Portfolio were outstanding as of March 31, 2012, financial information for the fiscal year ended March 31, 2012 is not provided.

	Service
			Period October 1, 2008 to March 31, 2009			Period April 24, 2006[4] to September 30, 2006[5]

	Year Ended March 31,			Year Ended September 30,
	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0001	0.0031	0.0201	0.0307	0.0104
Dividends from net investment income	(0.0000)	(0.0001)	(0.0031)	(0.0201)	(0.0307)	(0.0104)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.02%	0.31%[2]	2.02%	3.11%	1.05%[2]
Ratios to Average Net Assets
Total expenses	1.09%	1.00%	0.98%[3]	0.89%	0.91%	1.09%[3]
Total expenses after fees waived, reimbursed and paid indirectly	0.29%	0.48%	0.53%[3]	0.58%	0.58%	0.58%[3]
Net investment income	0.00%	0.01%	0.38%[3]	2.39%	3.14%	3.11%[3]
Supplemental Data
Net assets, end of period (000)	$1	$33	$675	$234	$1,488	$— [5,6]

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.
[4]	Reissuance of shares.
[5]	There were no Service Shares outstanding during the period May 3, 2006 to June 1, 2006.
[6]	Net assets end of period are less than $500.

58

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in a Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

Each Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act.

Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

59

BlackRock does not sell or disclose to non-affiliated third-parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third-parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how they invest, please see the SAI.

For a discussion of the each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

60

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include administration, transfer agency, custody, professional and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

61

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For More Information

Funds and Service Providers

THE FUNDS

BlackRock FundsSM

BlackRock Money Market Portfolio

BlackRock U.S. Treasury Money Market Portfolio

BlackRock Municipal Money Market Portfolio

BlackRock New Jersey Municipal Money Market Portfolio

BlackRock North Carolina Municipal Money Market Portfolio

BlackRock Ohio Municipal Money Market Portfolio

BlackRock Pennsylvania Municipal Money
  Market Portfolio

BlackRock Virginia Municipal Money Market Portfolio

100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 537-4942

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, New York 10286

COUNSEL

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Funds’ investments. The annual report describes each Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated July 27, 2012, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942. You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM
4400 Computer Drive
Westborough, MA 01588

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of a Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about each Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM:
INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MM-SVC-0712

PROSPECTUS

BLACKROCK MONEY MARKET PORTFOLIO

Ticker Symbol: PNPXX

JULY 27, 2012

BlackRock Money Market Portfolio is a portfolio of BlackRock FundsSM managed by BlackRock Advisors, LLC and available to Westcore Investors for investment and exchanges.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

SUPPLEMENTAL INSTRUCTIONS FOR WESTCORE INVESTORS

The following supplemental instructions are provided for Westcore investors who wish to purchase or exchange shares of the Money Market Portfolio described in the attached prospectus through an account at Westcore Funds. Westcore investors owning shares in the Money Market Portfolio have full exchange privileges with the Westcore Funds as well as the additional convenience of checkwriting. With your money market account, you may, for example, write checks on or automatically add to your balance as well as exchange all or a portion of your balance into one or more of the Westcore Funds. The minimum dollar amount for checks written on a money market account is $250.

PURCHASES, REDEMPTIONS & EXCHANGES

Minimum Initial and Subsequent Purchases:

There is a $1,000 minimum initial investment if investors choose an automatic monthly investment option. Otherwise, the minimum initial investment is $2,500* ($1,000 for participants in Retirement, Education Savings and UGMA/UTMA Accounts). The minimum subsequent and automatic monthly investment for all accounts is $25.**

*	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums. $1,000 for existing regular accounts and $250 for existing retirement or UGMA/UTMA accounts.
**	The Westcore Automatic Investment Plan does not assure a profit and does not protect against a loss in a declining market.

Regular Transactions:

Purchases and redemptions by mail should be sent to Westcore Funds as follows:

Via Regular Mail:	Via Express/Overnight Mail:
Westcore Funds P.O. Box 44323 Denver, CO 80201	Westcore Funds 1290 Broadway, Suite 1100 Denver, CO 80203

Please make checks payable to Westcore Funds. Purchases by check will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. Please note that cash, credit card checks, travelers checks, money orders, instant loan checks, third party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases. Westcore reserves the right to reject any purchase order or any redemption by check that does not meet the minimum dollar amount, appears suspicious or fraudulent or is not otherwise in good order. Signature guarantees may be required for certain transactions.

Customer Identification Program:

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security Number, Employer Identification Number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. To the extent permitted by applicable law, Westcore Funds reserves the right to place limits on transactions in your account until your identity is verified.

(Continued on inside back cover)

  |  The above are supplemental transaction instructions and are not part of the prospectus.

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, principal strategies, risk factors, fee and expense information, and historical performance information
	Investment Objective	4
	Fees and Expenses of the Fund	4
	Principal Investment Strategies of the Fund	4
	Principal Risks of Investing in the Fund	5
	Performance Information	6
	Investment Manager	7
	Purchase and Sale of Fund Shares	7
	Tax Information	7
	Payments to Brokers/Dealers and Other Financial Intermediaries	7

Details About the Fund	How the Fund Invests	8
	Investment Risks	9

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments
	How to Choose the Share Class that Best Suits Your Needs	12
	Distribution and Shareholder Servicing Plan	12
	How to Buy and Sell Shares	13
	Fund’s Rights	16
	Short-Term Trading Policy	17
	Master/Feeder Structure	17

Management of the Fund	Information about BlackRock
	BlackRock	18
	Conflicts of Interest	19
	Valuation of Fund Investments	20
	Dividends, Distributions and Taxes	20

Financial Highlights	Financial Performance of the Fund	22

General Information	Shareholder Documents	23
	Certain Fund Policies	23
	Statement of Additional Information	24

Glossary	Glossary of Investment Terms	25

For More Information	Fund and Service Providers	Inside Back Cover
	Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Money Market Portfolio

Investment Objective

The investment objective of BlackRock Money Market Portfolio (the “Money Market Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of the Money Market Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Service Shares
Management Fee	0.43%
Service Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.94%
Fee Waivers and/or Expense Reimbursements[1]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.72%

[1]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 18-21, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Service Shares Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.72% of average daily net assets until August 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non- interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Money Market Portfolio.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$74	$278	$499	$1,135

Principal Investment Strategies of the Fund

The Money Market Portfolio seeks to achieve its objective by investing in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations.

The Fund seeks to maintain a net asset value of $1.00 per share.

The securities purchased by the Fund are subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission.

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Principal Risks of Investing in the Fund

The Money Market Portfolio cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.
■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
■	Financial Services Industry Risk — The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.
■	Foreign Securities Risk — Foreign securities risk is the risk that the Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
■	Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

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Performance Information

The information shows you how the Money Market Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 537-4942.

Service Shares
ANNUAL TOTAL RETURNS
Money Market Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.20% (quarter ended September 30, 2007) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Money Market Portfolio — Service Shares
Return Before Taxes	0.00%	1.51%	1.72%

To obtain the Fund’s current 7-day yield, call (800) 537-4942.

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Investment Manager

The Money Market Portfolio’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day both the New York Stock Exchange and the Federal Reserve of Philadelphia are open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.

Service Shares
Minimum Initial Investment	$5,000
Minimum Additional Investment	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, and shareholder features of BlackRock Money Market Portfolio (the “Fund”), a series of BlackRock FundsSM (the “Trust”), and your rights as a shareholder.

How the Fund Invests

The Fund is a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

■	The Fund seeks to maintain a net asset value of $1.00 per share.
■	The Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 25.
■	Pursuant to Rule 2a-7, the Fund is subject to a “general liquidity requirement” that requires that the Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require the Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.
■	The Fund will not acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Fund will not acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and the Fund will not acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 25.
■	The Fund is ordinarily limited to investing so that immediately following any such acquisition not more than 5% of its total assets will be invested in any one issuer’s securities (other than U.S. Government obligations, repurchase agreements collateralized by such securities and securities subject to certain guarantees or otherwise providing a right to demand payment) or, in the event that such securities are not First Tier Securities (as defined in Rule 2a- 7), not more than 1⁄2 of 1% of the Fund’s total assets. In addition, Rule 2a-7 requires that not more than 3% of the Fund’s total assets be invested in Second Tier Securities (as defined in Rule 2a-7) and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Investment Objective

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with maintaining liquidity and stability of principal.

Should the Trust’s Board determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days’ notice before any such change is made. However, such change can be effected without shareholder approval.

Principal Investment Strategies

The Fund invests in a broad range of short-term, high quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations. Specifically, the Fund may invest in:

■	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks)

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■	High quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s, P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. or F2 or higher by Fitch Ratings, as well as high quality corporate bonds rated A or higher at the time of purchase by those rating agencies
■	Unrated notes, paper and other instruments that are determined by Fund management to be of comparable quality to the instruments described above
■	Asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables)
■	Securities issued or guaranteed by the U.S. Government or by its agencies or authorities
■	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities
■	Repurchase agreements relating to the above instruments

Other Strategies

In addition to the principal strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

■	Investment Company Securities — The Fund may invest in securities issued by other open-end or closed-end investment companies as permitted by the Investment Company Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with the Fund’s investment objectives and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on the variable rate demand securities issued by closed-end municipal bond funds will be exempt from Federal income tax.
■	Uninvested Cash Reserves — The Fund may hold up to 20% of its assets in uninvested cash reserves. Uninvested cash reserves will not earn income.
■	Variable and Floating Rate Instruments — The Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

Investment Risks

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Principal Risks of Investing in the Fund

Asset-Backed Securities Risk — Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

Asset-backed securities entail certain additional risks, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

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Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Financial Services Industry Risk — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk — The Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for the Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Income Risk — The Fund’s yields will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Repurchase Agreements and Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

U.S. Government Obligations Risk — Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the

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credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Other Risks of Investing in the Fund

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk — Liquidity risk refers to the possibility that it may be difficult or impossible to sell certain positions at an acceptable price.

Regulatory Risk — In 2010, the Securities and Exchange Commission (“SEC”) adopted amendments to money market fund regulations, which imposed new liquidity, credit quality, and maturity requirements on all money market funds. In addition, the SEC may adopt additional reforms to money market fund regulation. These or any other legal or regulatory changes may affect the Fund’s operations and/or return potential.

Variable and Floating Rate Instruments Risk — The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Service Shares offered through Westcore in this prospectus), allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your Westcore representative can help you determine which share class is best suited to your personal financial goals.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of the Service Share class of the Fund.

Service Share Class at a Glance

Service Shares
Availability
Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer’s account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer’s ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000. However, financial intermediaries may set a higher minimum for their customers.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.
Service and Distribution Fees?	No Distribution Fee. 0.25% Annual Service Fee.
Redemption Fees?	No.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability.

Distribution and Shareholder Servicing Plan

The Trust has adopted a plan (the “Plan”) with respect to the Service Shares that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders. The Fund does not make distribution payments under the Plan with respect to Service Shares.

Plan Payments

Under the Plan, the Trust pays shareholder serving fees (also referred to as shareholder liaison services fees) to brokers, dealers, financial institutions and industry professionals (including BlackRock and The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average net asset value of Service Shares of the Fund. All Service Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;
■	Assisting customers in choosing and changing dividend options, account designations and addresses; and
■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plan and fees that the Fund pays to BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact Westcore for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy and Sell Shares

The chart on the following pages summarizes how to buy and sell shares through Westcore. Because the selection of a mutual fund involves many considerations, Westcore may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase or sale of shares described below.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

Persons who were shareholders of an investment portfolio of the Compass Capital Group of Funds in 1996 at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account in which they held shares on that date through the procedures described in this section.

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How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the “Service Share Class at a Glance” table of this prospectus
Have your financial intermediary submit your purchase order
A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the net asset value (“NAV”) per share is $1.00. Although the Fund seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so. The price of your shares is based on the next calculation of the Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day certain financial intermediaries, however, may require submission of orders prior to that time.

The Fund’s investments are valued based on the amortized cost method described in the SAI.

Service Shares are sold at the net asset value per share determined after an order is received by the Transfer Agent. You may place a purchase order for the Fund by telephoning the Fund at (800) 392-CORE (2673) before 12:30 p.m. (Eastern time) on a day both the Exchange and the Federal Reserve Bank of Philadelphia are open (each, a “business day”). If your order is received before 12:30 p.m. (Eastern time) on a day both the Exchange and the Federal Reserve Bank of Philadelphia are open, it will be executed at 12:30 p.m. (Eastern time). If payment for an order is not received by 4:00 p.m. (Eastern time), the order will be cancelled. You will be informed if this should happen. No orders will be accepted after 12:30 p.m. (Eastern time).

NAV is calculated separately for each class of shares of the Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each day both the Exchange and the Federal Reserve Bank of Philadelphia are open. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. The Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.

Add to your investment	Purchase additional shares	There is no minimum amount for additional investments.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact Westcore Investor Service at (800) 392-CORE (2673).
Acquire additional shares by reinvesting dividends and capital gains
All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call Westcore Investor Service at (800) 392-CORE (2673).

How to Pay for Shares	Making payment for purchases
Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

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How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your financial professional or financial intermediary submit your sales order
Customers of institutions may redeem Service Shares in accordance with the procedures applicable to their accounts with the institutions. These procedures will vary according to the type of account and the institution involved and customers should consult their account managers in this regard. Institutions are responsible for transmitting redemption orders and crediting their customers’ accounts with redemption proceeds on a timely basis.

Institutions may place redemption orders by telephoning Westcore Investor Service at (800) 392-CORE (2673). Shares are redeemed at the net asset value (“NAV”) per share next determined after receipt of the redemption order. Westcore Investor Service and/or the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 12:30 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming institution on the same business day, provided that the Fund’s custodian is also open for business. Payment for redemption orders received between 12:30 p.m. (Eastern time) and 4:00 p.m. (Eastern time) or on a day when the Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for wiring redemption payments is imposed by the Fund, although institutions may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their institutions.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to Westcore Funds, P.O. Box 44323 Denver, CO 80201. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to Westcore Funds, P.O. Box 44323, Denver, CO 80201.

The Fund or Westcore may refuse a telephone redemption request if it believes it is advisable to do so.

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Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act,
■	Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,
■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and
■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Suspension of Redemptions Upon Liquidation. If the Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act, determines that the deviation between the Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may, in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payments of redemption proceeds in order to facilitate the permanent termination of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in the Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in the Fund falls below the Fund Minimum.

First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.

Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs, or, accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has evaluated the risks of market timing activities by Fund shareholders and has determined that due to (i) the Fund’s policy of seeking to maintain the Fund’s net asset value per share at $1.00 each day, (ii) the nature of the Fund’s portfolio holdings, and (iii) the nature of the Fund’s shareholders, it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board has not adopted policies and procedures to deter short-term trading in the Fund. There can be no assurances, however, that the Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

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Master/Feeder Structure

The Fund may in the future determine to become a “feeder” fund that invests all of its assets in another open-end investment company (a “master” fund) that has the same investment objective and strategies as the Fund. This structure is sometimes called a “master/feeder” structure. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. In a master/feeder structure, all investments will be made at the master level and the Fund’s investment results will correspond directly to the investment results of the underlying master in which it invests. A feeder fund may withdraw from its master fund at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage its assets directly.

A master fund may accept investments from other feeder funds, and all the feeders of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeder funds may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master portfolio.

Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a fund that is a feeder fund over the operations of its master fund.

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Management of the Fund

BlackRock

BlackRock is the manager to the Fund and manages the Fund’s investments and its business operations subject to the oversight of the Trust’s Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $3,560 trillion in investment company and other portfolio assets under management as of June 30, 2012.

BlackRock serves as manager to the Fund pursuant to a management agreement (the “Management Agreement”), which provides that BlackRock is entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. The maximum annual management fee rate that the Fund can pay to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.450%
$1 billion – $2 billion	0.400%
$2 billion – $3 billion	0.375%
Greater than $3 billion	0.350%

BlackRock has agreed contractually to cap net expenses for each of the Fund (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, if any) of the Fund at the levels shown in the Fund’s “Annual Fund Operating Expenses” table in this prospectus. To achieve this cap, BlackRock and the Trust have entered into an expense limitation agreement. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses”). The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees and/or expenses if these operating expenses exceed that limit.

Contractual Cap[1] on Total Annual Operating Expenses[2] (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Money Market Portfolio — Service Shares	0.72%

[1]	The contractual cap is in effect until August 1, 2013. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Fund to maintain a minimum level of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

With respect to the contractual agreement, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by

18

which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that (i) the Fund of which the share class is a part has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the Fund’s manager or administrator.

For the fiscal year ended March 31, 2012, the Fund paid BlackRock aggregate management fee rate, net of any applicable waivers, equal to 0.18% of the Fund’s average daily net assets.

A discussion of the basis for the approval of the Management Agreement described herein by the Trust’s Board is included in the Fund’s semi-annual shareholder report for the fiscal period ended September 30, 2011.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)), in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates in connection with the Fund’s portfolio investment transactions.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

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Valuation of Fund Investments

A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $5 million dollars and has 5 million shares outstanding, the NAV per share is $1.00. When you buy Investor or Institutional Shares you pay the NAV per share. Although each Fund described in this prospectus seeks to maintain an NAV of $1.00 per share, there is no guarantee it will be able to do so.

The Fund’s investments are valued based on the amortized cost method described in the SAI.

The Fund’s Transfer Agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the Transfer Agent with your check. Please call (800) 537-4942 for a purchase application. Purchase orders received by the transfer agent before 12:30 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, and shareholders will receive dividends for that day. Purchase orders received after 12:30 p.m. (Eastern time) but before 4:00 p.m. (Eastern time) on each business day will be priced based on the next NAV calculated on that day, but shareholders will not receive dividends for that day.

NAV is calculated separately for each class of shares of the Fund as of the close of business on the Exchange, generally 4:00 p.m. (Eastern time), each business day. Shares will not be priced on days the Exchange or the Federal Reserve Bank of Philadelphia are closed. The Fund may elect, in its discretion if it is determined to be in shareholders’ best interest, to be open on days when the Exchange is closed due to an emergency.

Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

Distributions of net investment income derived by the Fund, if any, are declared daily and paid at least monthly and net realized capital gains, if any, will be distributed at least annually. Dividends will be reinvested automatically in the form of additional shares of the same class of the Fund at net asset value without a sales charge unless you instruct the Transfer Agent in writing to pay them in cash. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.

There is a possibility that events occurring after the date of issuance of a security, or after the Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

You will pay tax on ordinary income dividends derived from taxable interest and on capital gain distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent that the Fund’s distributions are derived from income on short-term debt securities and from short-term capital gains, such distributions will not be eligible for taxation at the reduced rate. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Fund’s investments in private activity bonds.

A 3.8% Medicare contribution tax will be imposed on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Non-U.S. investors may be subject to U.S. withholding and/or state tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

20

Generally, within 60 days after the end of the Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable to you, for Federal income tax purposes, as long term capital gains, regardless of how long you have held your shares.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Fund’s ordinary income dividends (which includes distributions of net short-term capital gain) will generally be subject to a 30% withholding tax, unless a lower treaty rate applies. For taxable years of the Fund that began before January 1, 2012, certain distributions designated by the Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder were eligible for an exemption from U.S. withholding tax. However, it cannot be predicted whether Congress will pass legislation to reinstate this exemption, or whether distributions of the Fund will be subject to a 30% U.S. withholding tax.

A 30% withholding tax on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014 will be imposed (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

By law, your taxable dividends will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

21

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Money Market Portfolio

	Service
				Period October 1, 2008 to March 31, 2009

	Year Ended March 31,				Year Ended September 30,
	2012	2011	2010		2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0075	0.0318	0.0469
Dividends from net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0075)	(0.0318)	(0.0469)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return[1]
Based on net asset value	0.00%	0.00%	0.03%	0.75%[2]	3.23%	4.80%
Ratios to Average Net Assets
Total expenses	0.94%	0.96%	0.98%	0.97%[3]	0.81%	0.84%
Total expenses after fees waived, reimbursed and paid indirectly	0.27%	0.37%	0.52%	0.75%[3]	0.70%	0.71%
Net investment income	0.00%	0.00%	0.02%	1.40%[3]	3.16%	4.69%
Supplemental Data
Net assets, end of period (000)	$332,427	$391,617	$365,358	$514,764	$454,585	$405,701

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[2]	Aggregate total investment return.
[3]	Annualized.

22

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■	Access the BlackRock website at http://www.blackrock.com/edelivery; and
■	Log into your account.

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Westcore Investor Services at (800) 392-CORE (2673).

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

23

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third-parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

24

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include administration, transfer agency, custody, professional and registration fees

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

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For More Information

Fund and Service Providers

THE FUND

BlackRock FundsSM

BlackRock Money Market Portfolio

Written Correspondence:
P.O. Box 9819 Providence
Rhode Island 02940-8019

Overnight Mail:
4400 Computer Drive
Westborough, Massachusetts 01588

(800) 537-4942

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103

ACCOUNTING SERVICES PROVIDER

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, New York 10286

COUNSEL

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6018

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information (“SAI”), dated July 27, 2012, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus/cash. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock FundsSM
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock FundsSM
4400 Computer Drive
Westborough, MA 01588

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day.
Call: (800) 882-0052.

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549. Information about obtaining documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDSSM:
INVESTMENT COMPANY ACT FILE NO. 811-05742

PRO-MM-WC-0712

SUPPLEMENTAL INSTRUCTIONS FOR WESTCORE INVESTORS

PURCHASES, REDEMPTIONS & EXCHANGES (Continued from inside cover)

Wire, Telephone, and Exchange Procedures:

Wire purchases, telephone redemptions and exchanges will be processed at the net asset value determination next occurring after your order is received and accepted by Westcore. An order will not be accepted unless payment is received by Westcore in acceptable form and in sufficient time to reasonably allow for entry of the order before such determination. Purchases by wire may be accepted only for existing accounts. Investors redeeming by wire may be charged a wire fee by their financial institution. Wire redemption proceeds are generally transmitted by Westcore to Westcore investors on the next business day following the date of redemption. Exchanges into a Westcore fund will be processed at Westcore’s net asset value determination next occurring after the net asset value determination time when your money market fund account is processed. Exchanges into your money market fund account will be processed at the Money Market Portfolio’s net asset value determination next occurring after your Westcore account is processed. Please call 800.392.CORE (2673) for additional information and instructions regarding wire purchase, telephone redemption, and exchange procedures.

Automated Transactions:

You may place transactions or access your account automatically through the Westcore Trans@ction Center located at www.westcore.com or through the Westcore Automated Service Line at 800.392.CORE (2673).

Annual Small Balance Account Maintenance Fee:

Westcore Funds may deduct an annual maintenance fee of $12.00 from accounts serviced directly by Westcore Funds with a value less than $750. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with Westcore in multiple accounts (multiple accounts must have the same Social Security Number to qualify).

Shareholder Reports:

Westcore Funds will deliver a single copy of the Money Market Portfolio’s financial reports and prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or prospectuses should call 800.392.CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201.

Westcore Investor Service Representative:

For additional information on these or other options, please call a Westcore Investor Service Representative toll free at 800.392.CORE (2673), or visit the Westcore website at www.westcore.com.

This material must be accompanied or preceded by a prospectus. Please read it carefully before investing or sending money.

  |  The above are supplemental transaction instructions and are not part of the prospectus.

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203 Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

The BlackRock Money Market Portfolio is distributed by BlackRock Investments, LLC and is not affiliated with ALPS Distributors, Inc.
Westcore Funds are distributed by ALPS Distributors, Inc.

WC140    WES001770    07312013

STATEMENT OF ADDITIONAL INFORMATION

BlackRock FundsSM

BlackRock Money Market Portfolio
BlackRock U.S. Treasury Money Market Portfolio
BlackRock Municipal Money Market Portfolio
BlackRock New Jersey Municipal Money Market Portfolio
BlackRock North Carolina Municipal Money Market Portfolio
BlackRock Ohio Municipal Money Market Portfolio
BlackRock Pennsylvania Municipal Money Market Portfolio
BlackRock Virginia Municipal Money Market Portfolio

100 Bellevue Parkway, Wilmington, Delaware 19809 •   Phone No. (800) 441-7762

This Statement of Additional Information of BlackRock Money Market Portfolio, BlackRock U.S. Treasury Money Market Portfolio, BlackRock Municipal Money Market Portfolio, BlackRock New Jersey Municipal Money Market Portfolio, BlackRock North Carolina Municipal Money Market Portfolio, BlackRock Ohio Municipal Money Market Portfolio, BlackRock Pennsylvania Municipal Money Market Portfolio and BlackRock Virginia Municipal Money Market Portfolio (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”), is not a prospectus and should be read only in conjunction with the prospectuses of the Funds dated July 27, 2012 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 441-7762 or by writing the Funds at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The Funds’ audited financial statements are incorporated into this Statement of Additional Information by reference to their 2012 Annual Reports. You may request a copy of an Annual Report and Semi-Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

BlackRock Advisors LLC — Manager
BlackRock Investments, LLC — Distributor

Class	BlackRock Money Market Portfolio Ticker Symbol:	BlackRock U.S. Treasury Money Market Portfolio Ticker Symbol:	BlackRock Municipal Money Market Portfolio Ticker Symbol:	BlackRock New Jersey Municipal Money Market Portfolio Ticker Symbol:	BlackRock North Carolina Municipal Money Market Portfolio Ticker Symbol:	BlackRock Ohio Municipal Money Market Portfolio Ticker Symbol:	BlackRock Pennsylvania Municipal Money Market Portfolio Ticker Symbol:	BlackRock Virginia Municipal Money Market Portfolio Ticker Symbol:
Investor A Shares	PINXX	CUAXX	CPAXX	CNJXX	CNAXX	COHXX	PENXX	—
Investor B Shares	CIBXX	—	—	—	—	—	—	—
Investor C Shares	BMCXX	—	—	—	—	—	—	—
Institutional Shares	PNIXX	PGIXX	PNMXX	BNJXX	PNCXX	COIXX	PPIXX	PVIXX
Service Shares	PNPXX	PNGXX	PNTXX	CMFXX	CNCXX	POSXX	PNSXX	VASXX

This Statement of Additional Information is dated July 27, 2012.

Part I: Information About BlackRock Money Market Portfolio, BlackRock U.S. Treasury Money Market Portfolio, BlackRock Municipal Money Market Portfolio, BlackRock New Jersey Municipal Money Market Portfolio, BlackRock North Carolina Municipal Money Market Portfolio, BlackRock Ohio Municipal Money Market Portfolio, BlackRock Pennsylvania Municipal Money Market Portfolio and BlackRock Virginia Municipal Money Market Portfolio
Investment Objectives and Policies	I-1
Investment Restrictions	I-4
Information on Trustees and Officers	I-6
Management and Advisory Arrangements	I-19
Information on Sales Charges and Distribution Related Expenses	I-23
Computation of Offering Price Per Share	I-24
Yield Information	I-24
State Fund Tax Summaries	I-25
Additional Information	I-28
Financial Statements	I-32
Appendix 1 — Special Considerations for State Municipal Money Market Portfolios	I-33

Part II
Investment Risks and Considerations	II-2
Management and Other Service Arrangements	II-12
Purchase of Shares	II-23
Redemption of Shares	II-37
Shareholder Services	II-44
Determination of Net Asset Value	II-46
Yield Information	II-46
Portfolio Transactions	II-47
Dividends and Taxes	II-49
Proxy Voting Policies and Procedures	II-54
General Information	II-55
Appendix A — Description of Bond Ratings	A-1
Appendix B — Proxy Voting Policy	B-1

PART I: INFORMATION ABOUT BLACKROCK MONEY MARKET PORTFOLIO,
BLACKROCK U.S. TREASURY MONEY MARKET PORTFOLIO,
BLACKROCK MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK OHIO MUNICIPAL MONEY MARKET PORTFOLIO,
BLACKROCK PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO AND
BLACKROCK VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

Part I of this Statement of Additional Information sets forth information about BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Municipal Money Market Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Municipal Money Market Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Municipal Money Market Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Municipal Money Market Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Municipal Money Market Portfolio”) (each, a “Fund” and collectively, the “Funds”), each a series of BlackRock FundsSM (the “Trust”). Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio may be referred to herein collectively as the “Municipal Money Market Portfolios.”

Information about the Trust’s Board of Trustees (the “Board”), the advisory services provided to and the management fees paid by the Funds, performance data for the Funds, and information about other fees paid by and services provided to the Funds is also provided. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that pertain to the Funds.

I. Investment Objectives and Policies

Please see the section “Details About the Funds — How Each Fund Invests” in the Funds’ Prospectus for information about each Fund’s investment objectives and policies. Additional information regarding the Fund’s investment objectives and policies is included below.

The U.S. Treasury Money Market Portfolio is subject to Rule 35d-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and will not change its investment policies required by that Rule without giving shareholders 30 days’ prior written notice. See “Investment Restrictions”.

Each Fund’s manager is BlackRock Advisors, LLC (“BlackRock” or the “Manager”).

Additional Information on Investment Strategies

The Money Market Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Money Market Portfolio may invest in:

(a)  U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)  high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s (“S&P”), P-2 (Prime-2) or higher by Moody’s Investors Service, Inc. (“Moody’s”) or F2 or higher by Fitch Ratings (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)  unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Money Market Portfolio’s Manager;

(d)  asset-backed securities (including interests in “pools” of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)  securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)  dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)  funding agreements issued by highly-rated U.S. insurance companies;

(h)  securities issued or guaranteed by state or local governmental bodies;

(i)  repurchase agreements relating to the above instruments; and

(j)  municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the U.S.

The U.S. Treasury Money Market Portfolio pursues its objective by investing exclusively in short-term bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements relating to such obligations. The U.S. Treasury Money Market Portfolio may invest up to 20% of its net assets in (i) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”)), and (ii) repurchase agreements that are secured with collateral issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including debt securities guaranteed by the FDIC).

The Municipal Money Market Portfolio pursues its objective by investing primarily in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political sub-divisions, agencies, instrumentalities and authorities and related tax-exempt derivative securities the interest on which is exempt from regular Federal income tax (“Municipal Obligations”).

The Municipal Money Market Portfolios seek to achieve their investment objectives by primarily investing in:

(a)  fixed and variable rate notes and similar debt instruments rated MIG 2, VMIG 2 or P-2 (Prime-2) or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F2 or higher by Fitch;

(b)  tax-exempt commercial paper and similar debt instruments rated P-2 (Prime-2) or higher by Moody’s, A-2 or higher by S&P, or F2 or higher by Fitch;

(c)  municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(d)  unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Municipal Money Market Portfolios’ Manager under guidelines established by the Trust’s Board; and

(e)  municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the U.S.

All securities acquired by the Funds will be determined at the time of purchase by the Fund’s Manager, under guidelines established by the Trust’s Board, to present minimal credit risks and will be “Eligible Securities” as defined by the Securities and Exchange Commission (“Commission”). An “Eligible Security” is:

1.  a Rated Security (as hereinafter defined) with a remaining maturity of 397 days or less that has received a short-term rating by one of the nationally recognized statistical rating organizations (an “NRSRO”) in one of the two highest short term rating categories (within which there may be sub categories or gradations indicating relative standing); or

2.  a security that is not a Rated Security that is of comparable quality to a Rated Security, as determined by BlackRock; provided, however, that a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less and that is an Unrated Security is not an Eligible Security if the security has received a long term rating from any NRSRO that is not within the NRSRO’s three highest long term categories (within which there may be sub-categories or gradations indicating relative standing), unless the security has received a long-term rating from any two NRSROs that have issued a rating with respect to the security, or if only one NRSRO has issued a rating, from that NRSRO, in one of the three highest rating categories.

In the case of a security that is subject to a Demand Feature or Guarantee:

(a)  the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless:

(i)  the Guarantee is issued by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the security subject to the Guarantee (other than a sponsor of a Special Purpose Entity with respect to an Asset Backed Security);

(ii)  the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully; or

(iii)  the Guarantee is itself a Government Security; and

(b)  The issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the security holder if the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

A “Rated Security” is a security that:

1.  has received a short-term rating from an NRSRO, or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security; or

2.  is subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the Guarantee; but

3.  is not subject to an external credit support agreement (including an arrangement by which the security has become a Refunded Security) that was not in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support agreement as provided in paragraph (1) of this definition, or the credit support agreement with respect to the security has received a short-term rating as provided in paragraph (2) of this definition.

***

Set forth below is a listing of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see Part II of this Statement of Additional Information for further information on these investments and investment strategies.

Only information that is clearly identified as applicable to a Fund is considered to form part of the Fund’s Statement of Additional Information.

	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Bank Money Instruments	X
Commercial Paper and Other Short Term Obligations	X	X	X	X	X	X	X	X
Foreign Bank Money Instruments	X
Foreign Short Term Debt Instruments	X
Forward Commitments	X	X	X	X	X	X	X	X
Investment in Other Investment Companies	X	X	X	X	X	X	X	X
Municipal Investments	X		X	X	X	X	X	X
Municipal Securities	X		X	X	X	X	X	X
Municipal Securities—Derivative Products	X		X	X	X	X	X	X

	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio
Municipal Notes	X		X	X	X	X	X	X
Municipal Commercial Paper	X		X	X	X	X	X	X
Municipal Lease Obligations	X		X	X	X	X	X	X
Municipal Securities—Short-Term Maturity Standards	X		X	X	X	X	X	X
Municipal Securities—Quality Standards	X		X	X	X	X	X	X
Municipal Securities—Other Factors	X		X	X	X	X	X	X
Single State Risk				X	X	X	X	X
VRDOs and Participating VRDOs	X		X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements	X	X
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X
Structured Notes
Taxable Money Market Securities	X	X	X	X	X	X	X	X
When-Issued Securities and Delayed Delivery Securities and Forward Commitments	X	X	X	X	X	X	X	X

II. Investment Restrictions

Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.

All Funds

1. Each of the Money Market Portfolio, Municipal Money Market Portfolio and U.S. Treasury Money Market Portfolio may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets (taken at current value) may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. No Fund may borrow money or issue senior securities, except that each Fund may borrow from banks and (other than a Municipal Money Market Portfolio) enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

3. Each of the U.S. Treasury Money Market Portfolio, Municipal Money Market Portfolio, New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, and Virginia Municipal Money Market Portfolio may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Money Market Portfolio, on the other hand, may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in this paragraph, (i) there is no limitation with respect to the purchase of (a) instruments issued (as defined in Investment Limitation number 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of non-U.S. banks) and (c) repurchase agreements secured by the instruments described in clauses (a and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

4. Each of the New Jersey Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio will invest at least 80% of its net assets in AMT Paper and instruments the interest on which is exempt from regular Federal income tax, except during defensive periods or during periods of unusual market conditions.

AMT Paper is defined as Municipal Obligations the interest on which is an item of tax preference for purposes of the Federal alternative minimum tax.

5. The Municipal Money Market Portfolio will invest at least 80% of its net assets in instruments the interest on which is exempt from regular Federal income tax and is not an item of tax preference for purposes of Federal alternative minimum tax, except during defensive periods or during periods of unusual market conditions.

6. No Fund may:

a. purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

b. acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act;

c. act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting;

d. write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts;

e. purchase securities of companies for the purpose of exercising control;

f. purchase securities on margin, make short sales of securities or maintain a short position, except that (i) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a Fund’s sale of securities short against the box, and (ii) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

g. purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase securities, including publicly traded securities, of companies engaging in whole or in part in such activities and may enter into futures contracts and related options;

h. make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Objectives and Policies” above; or

i. purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

In addition, in compliance with Rule 35d-1 under the Investment Company Act, the requirement that each of the Municipal Money Market Portfolios invest at least 80% of its assets in certain Municipal Obligations, as described in the Funds’ Prospectus, is a fundamental policy that may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares.

Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Funds do not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a “demand feature” or “put” as permitted under Commission regulations for money market funds). Prior to making any such investments, a Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences.

III. Information on Trustees and Officers

The Board consists of fourteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the Equity-Liquidity Complex and the Equity-Bond Complex) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex.

The Board has overall responsibility for the oversight of the Trust and the Funds. The Co-Chairs of the Board are Independent Trustees, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Co-Chairs of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Co-Chairs of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to a Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Funds.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, sub-advisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for each Fund and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s financial statements; (4) review any issues raised by the independent auditors or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of (a) each Fund’s internal audit function provided by its investment adviser and (b) the independent auditors; (6) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to a Fund’s financial reporting and controls; and (7) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2012, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina S. Horner (Chair), Ian A. MacKinnon, Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended March 31, 2012, the Governance Committee met four times.

The members of the Compliance Committee are Joseph P. Platt (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and the Trust’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, the Trust’s compliance with applicable law; and (3) review reports from, oversee the annual performance review of, and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended March 31, 2012, the Compliance Committee met eight times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson and Ian A. MacKinnon, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review each Fund’s investment objectives, policies and practices and each Fund’s investment performance; (2) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (3) review personnel and resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (4) recommend any required action regarding change in fundamental and non-fundamental investment policies and restrictions, Fund mergers or liquidations; (5) request and review information on the nature, extent and quality of services provided to the shareholders; and (6) make recommendations to the Board concerning the approval or renewal of investment advisory agreements. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended March 31, 2012, the Performance Oversight Committee met four times.

The members of the Executive Committee are Ronald W. Forbes and Rodney D. Johnson, both of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended March 31, 2012, the Executive Committee did not hold a formal meeting.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as their leadership of standing and ad hoc committees throughout the years; or other relevant life experiences. The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.

Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim
David O. Beim has served for approximately 13 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Ronald W. Forbes
Ronald W. Forbes has served for more than 30 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. This length of service provides Mr. Forbes with direct knowledge of the operation of the Funds and the business and regulatory issues facing the Funds. He currently serves as professor emeritus at the School of Business at the State University of New York at Albany, and has served as a professor of finance thereof since 1989. Mr. Forbes’ experience as a professor of finance provides valuable background for his service on the boards. Mr. Forbes has also served as a member of the task force on municipal securities markets for Twentieth Century Fund.

Dr. Matina S. Horner
Dr. Matina S. Horner has served for approximately eight years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her service as executive vice president of Teachers Insurance and Annuity Association and College Retirement Equities Fund. This experience provides Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson
Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Investment Officer of Temple University for two years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Herbert I. London
Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, a world renowned think tank in Washington D.C., since 1997, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Trustees	Experience, Qualifications and Skills
Ian A. MacKinnon
Ian A. MacKinnon recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. MacKinnon spent over 25 years in fixed income investing. He served over 20 years as a portfolio manager at The Vanguard Group and was managing director and head of the Vanguard Fixed Income Group. The Board benefits from the perspective and experiences he has gained over 25 years in portfolio management and his expertise in the fixed income markets. Mr. MacKinnon has also served as a board member of the Municipal Securities Rulemaking Board.

Cynthia A. Montgomery
Cynthia A. Montgomery has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt
Joseph P. Platt has served for over 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Robert C. Robb, Jr.
Robert C. Robb, Jr. has served for over 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Toby Rosenblatt
Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

Kenneth L. Urish
Kenneth L. Urish has served for over 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Trustees	Experience, Qualifications and Skills
Frederick W. Winter
Frederick W. Winter has served for over 12 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Interested Trustees
Paul L. Audet
Paul L. Audet has a wealth of experience in the investment management industry, including more than 13 years with BlackRock and over 30 years in finance and asset management. His expertise in finance is demonstrated by his positions as Chief Financial Officer of BlackRock and Head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and Head of PNC’s Mergers & Acquisitions unit.

Henry Gabbay
Henry Gabbay’s many years of experience in finance provide the Board with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both their existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock and as Treasurer of certain closed-end funds in the BlackRock Fund Complex provide the Board with direct knowledge of the operations of the Funds and their investment advisers. Mr. Gabbay’s previous service on and long-standing relationship with the Board also provide him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds, and any public company and investment company directorships held during the past five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies (“RICs”) consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Independent Trustees[1]

David O. Beim[3] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 103 Portfolios	None

Ronald W. Forbes[4] 55 East 52nd Street New York, NY 10055 1940	Trustee	2007 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 103 Portfolios	None

Dr. Matina S. Horner[5] 55 East 52nd Street New York, NY 10055 1939	Trustee	2004 to present	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 103 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson[4] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present
President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 103 Portfolios	None

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	2007 to present
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.
				33 RICs consisting of 103 Portfolios	AIMS Worldwide, Inc. (marketing)

Ian A. McKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	2012 to present	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies (“RICs”) consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	2007 to present	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 103 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt[6] 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present
Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 103 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 103 Portfolios	None

Toby Rosenblatt[7] 55 East 52nd Street New York, NY 10055 1938	Trustee	2005 to present
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 103 Portfolios	A.P. Pharma, Inc. (pharmaceuticals) (1983-2011)

Kenneth L. Urish[8] 55 East 52nd Street New York, NY 10055 1951	Trustee	2007 to present
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 103 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies (“RICs”) consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	2007 to present
Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 103 Portfolios	None
Interested Trustees[1,9]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	2011 to present
Senior Managing Director, BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				161 RICs consisting of 280 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present
Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				161 RICs consisting of 280 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in the terms of Trustees who turn 72 prior to December 31, 2013.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s Board in 2007, those Independent Trustees first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
[3]	Chair of the Performance Oversight Committee.
[4]	Co-Chair of the Board.
[5]	Chair of the Governance Committee.
[6]	Chair of the Compliance Committee.

[7]	Vice Chair of the Performance Oversight Committee.
[8]	Chair of the Audit Committee.
[9]	Mr. Audet is an “interested person,” as defined in the Investment Company Act, of the Trust based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates and his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any public company and investment company directorships held during past five years:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies (“RICs”) consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	2010 to present
Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
				62 RICs consisting of 185 Portfolios	None

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	2009 to present	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.	24 RICs consisting of 90 Portfolios	None

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	2009 to present
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
				161 RICs consisting of 280 Portfolios	None

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	2009 to present
Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
				24 RICs consisting of 90 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Registered Investment Companies (“RICs”) consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships Held During Past Five Years
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	2009 to present
Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
				24 RICs consisting of 90 Portfolios	None

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer and Assistant Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	161 RICs consisting of 280 Portfolios	None

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present
Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
				161 RICs consisting of 280 Portfolios	None

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.	161 RICs consisting of 280 Portfolios	None

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present
Director of BlackRock, Inc. since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
				62 RICs consisting of 185 Portfolios	None

[1]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all registered funds in the BlackRock-advised Funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2011 is set forth in the chart below:

Aggregate Dollar Range of Equity Securities
Name	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio	Aggregate Dollar Range of Equity Securities in All Supervised Funds
Interested Trustees:
Paul L. Audet	None	None	None	None	None	None	None	None	Over $100,000
Henry Gabbay	None	None	None	None	None	None	None	None	Over $100,000
Independent Trustees:
David O. Beim	None	None	None	None	None	None	None	None	Over $100,000
Ronald W. Forbes	None	None	None	None	None	None	None	None	Over $100,000
Dr. Matina S. Horner	None	None	None	None	None	None	None	None	Over $100,000
Rodney D. Johnson	None	None	None	None	None	None	None	None	Over $100,000
Herbert I. London	None	None	None	None	None	None	None	None	$50,001–100,000
Ian MacKinnon[1]	None	None	None	None	None	None	None	None	None
Cynthia A. Montgomery	None	None	None	None	None	None	None	None	Over $100,000
Joseph P. Platt	None	None	None	None	None	None	None	None	Over $100,000
Robert C. Robb, Jr.	None	None	None	None	None	None	Over $100,000	None	Over $100,000
Toby Rosenblatt	None	None	None	None	None	None	None	None	Over $100,000
Kenneth L. Urish	None	None	None	None	None	None	None	None	Over $100,000
Frederick W. Winter	None	None	None	None	None	None	None	None	Over $100,000

[1]	Mr. MacKinnon was appointed to serve as a Trustee of the Trust effective May 14, 2012. The information provided from Mr. MacKinnon is as of May 15, 2012.

As of July 2, 2012, the Trustees and officers of the Trust, as a group, owned an aggregate of less than 1% of each class of each Fund’s outstanding shares, except that Mr. Robb owned 77.45% of the Institutional Shares of Pennsylvania Municipal Money Market Portfolio. As of December 31, 2011, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of the BlackRock.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $250,000 per year for his or her services as a board member to the BlackRock-advised funds in the Equity-Liquidity Complex, including the Trust, and a $5,000 Board meeting fee to be paid for each in person Board meeting attended (a $2,500 Board meeting fee for telephonic attendance at regular Board meetings), for up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committees, Compliance Committees, Governance Committees, and Performance Oversight Committees are each paid an additional annual retainer of $25,000.

Mr. Gabbay is an interested Trustee of the Trust and serves as an interested board member of other funds which comprise the Equity-Liquidity, the Equity-Bond, and the Closed-End Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $531,250, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Trust, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting up to five board meetings held in a calendar year by each such Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to Fund Complexes (including the Trust) is equal to 75% of each retainer and, as applicable, of each meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the independent board members serving on such boards. The Board of the Trust or the board of any other BlackRock-advised Fund may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.

The following table sets forth the compensation paid to the Trustees for the fiscal year ended March 31, 2012, and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2011.

Name	Money Market Portfolio	U.S. Treasury Money Market Portfolio	Municipal Money Market Portfolio	New Jersey Municipal Money Market Portfolio	North Carolina Municipal Money Market Portfolio
Independent Trustees:
David O. Beim[2]	$3,077	$890	$474	$365	$335
Ronald W. Forbes[3]	$3,282	$936	$490	$373	$341
Dr. Matina S. Horner[4]	$3,077	$890	$474	$365	$335
Rodney D. Johnson[3]	$3,282	$936	$490	$373	$341
Herbert I. London	$2,820	$832	$453	$354	$327
Ian MacKinnon[5]	None	None	None	None	None
Cynthia A. Montgomery	$2,820	$832	$453	$354	$327
Joseph P. Platt[6]	$3,077	$890	$474	$365	$335
Robert C. Robb, Jr.	$2,820	$832	$453	$354	$327
Toby Rosenblatt[7]	$3,053	$866	$450	$341	$311
Kenneth L. Urish[8]	$3,077	$890	$474	$365	$335
Frederick W. Winter	$2,820	$832	$453	$354	$327
Interested Trustees:
Paul L. Audet[9]	None	None	None	None	None
Richard S. Davis[10]	None	None	None	None	None
Henry Gabbay	$2,120	$609	$342	$252	$236

Name	Ohio Municipal Money Market Portfolio	Pennsylvania Municipal Money Market Portfolio	Virginia Municipal Money Market Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[1]
Independent Trustees:
David O. Beim[2]	$426	$884	$305	None	$300,000
Ronald W. Forbes[3]	$439	$930	$309	None	$320,000
Dr. Matina S. Horner[4]	$426	$884	$305	None	$300,000
Rodney D. Johnson[3]	$439	$930	$309	None	$320,000
Herbert I. London	$410	$826	$299	None	$275,000
Ian MacKinnon[5]	None	None	None	None	None
Cynthia A. Montgomery	$410	$826	$299	None	$275,000
Joseph P. Platt[6]	$426	$884	$305	None	$310,000
Robert C. Robb, Jr.	$410	$826	$299	None	$275,000
Toby Rosenblatt[7]	$402	$860	$281	None	$300,000
Kenneth L. Urish[8]	$426	$884	$305	None	$310,000
Frederick W. Winter	$410	$826	$299	None	$275,000

Interested Trustees:
Paul L. Audet[9]	None	None	None	None	None
Richard S. Davis[10]	None	None	None	None	None
Henry Gabbay	$289	$597	$214	None	$625,000

[1]	For the number of RICs and Portfolios from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-12.
[2]	Chair of the Performance Oversight Committee.
[3]	Co-Chair of the Board.

[4]	Chair of the Governance Committee.
[5]	Mr. MacKinnon was appointed to serve as a Trustee of the Trust and as a director or trustee of all of the other funds in the Equity-Liquidity Complex effective May 14, 2012.
[6]	Chair of the Compliance Committee.
[7]	Vice Chair of the Performance Oversight Committee.
[8]	Chair of the Audit Committee.
[9]	Mr. Audet was appointed to serve as a Trustee of the Trust and as a director or trustee of all of the other BlackRock-advised Funds in the Equity-Liquidity, Equity-Bond and Closed-End Complexes effective September 2011.
[10]	Mr. Davis resigned as a Trustee of the Trust and from the boards of all other BlackRock-advised Funds on which he served effective September 2011.

IV. Management and Advisory Arrangements

Management Agreement. The Trust, on behalf of each Fund, has entered into a management agreement with BlackRock (the “Management Agreement”) pursuant to which BlackRock provides each Fund with investment advisory services.

The Trust, on behalf of each Fund, paid BlackRock management fees (after waivers), and BlackRock waived management fees and reimbursed expenses as follows for the last three fiscal years:

Fiscal Year Ended March 31, 2012	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
Money Market Portfolio	$716,193	$3,748,796	$1,987,846
U.S. Treasury Money Market Portfolio	$0	$1,543,003	$398,236
Municipal Money Market Portfolio	$0	$508,370	$193,548
New Jersey Municipal Money Market Portfolio	$0	$235,452	$85,393
North Carolina Municipal Money Market Portfolio	$0	$212,187	$35,573
Ohio Municipal Money Market Portfolio	$0	$400,587	$105,803
Pennsylvania Municipal Money Market Portfolio	$0	$1,220,925	$498,206
Virginia Municipal Money Market Portfolio	$0	$136,026	$39,743

Fiscal Year Ended March 31, 2011	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
Money Market Portfolio	$1,807,530	$2,386,233	$1,776,760
U.S. Treasury Money Market Portfolio	$0	$1,569,921	$433,050
Municipal Money Market Portfolio	$122,313	$328,288	$180,983
New Jersey Municipal Money Market Portfolio	$87,144	$199,828	$95,714
North Carolina Municipal Money Market Portfolio	$47,670	$213,303	$11,561
Ohio Municipal Money Market Portfolio	$133,649	$257,330	$128,144
Pennsylvania Municipal Money Market Portfolio	$246,767	$845,751	$445,716
Virginia Municipal Money Market Portfolio	$0	$136,928	$18,517

Fiscal Year Ended March 31, 2010	Fees Paid (After Waivers and Reimbursements)	Waivers	Reimbursements
Money Market Portfolio	$2,667,543	$2,234,018	$1,478,688
U.S. Treasury Money Market Portfolio	$0	$1,704,535	$473,561
Municipal Money Market Portfolio	$373,078	$498,124	$308,208
New Jersey Municipal Money Market Portfolio	$149,385	$280,352	$111,874
North Carolina Municipal Money Market Portfolio	$41,567	$279,282	$14,161
Ohio Municipal Money Market Portfolio	$283,614	$387,851	$223,531
Pennsylvania Municipal Money Market Portfolio	$643,943	$945,658	$650,791
Virginia Municipal Money Market Portfolio	$168	$230,607	$42,457

Pursuant to the Management Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform advisory services with respect to the Funds. In addition, BlackRock may delegate certain of its advisory functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Prior to July 1, 2011, BlackRock had entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with BlackRock Investment Management Corporation (“BIMC”) pursuant to which BlackRock paid BIMC for the services it provided with respect to each Fund a monthly fee at an annual rate equal to a percentage of the management fee (after fee waivers and reimbursements only) paid to BlackRock under the Management Agreement. The Sub-Advisory Agreement was terminated effective July 1, 2011.

The table below sets forth information about the sub-advisory fees paid by the Manager to BIMC with respect to each Fund for the periods indicated.

Period April 1, 2011 to July 1, 2011[1]	Fees Paid to BIMC by the Manager
Money Market Portfolio	$595,336
U.S. Treasury Money Market Portfolio	$0
Municipal Money Market Portfolio	$0
New Jersey Municipal Money Market Portfolio	$0
North Carolina Municipal Money Market Portfolio	$0
Ohio Municipal Money Market Portfolio	$0
Pennsylvania Municipal Money Market Portfolio	$0
Virginia Municipal Money Market Portfolio	$0

[1]	Date the Sub-Advisory Agreement with BIMC was terminated.
Fiscal Year Ended March 31, 2011	Fees Paid to BIMC by the Manager
Money Market Portfolio	$3,095,314
U.S. Treasury Money Market Portfolio	$321,682
Municipal Money Market Portfolio	$274,485
New Jersey Municipal Money Market Portfolio	$163,722
North Carolina Municipal Money Market Portfolio	$53,479
Ohio Municipal Money Market Portfolio	$235,976
Pennsylvania Municipal Money Market Portfolio	$621,992
Virginia Municipal Money Market Portfolio	$8,375

Fiscal Year Ended March 31, 2010	Fees Paid to BIMC by the Manager
Money Market Portfolio	$3,593,781
U.S. Treasury Money Market Portfolio	$385,758
Municipal Money Market Portfolio	$606,824
New Jersey Municipal Money Market Portfolio	$229,810
North Carolina Municipal Money Market Portfolio	$50,031
Ohio Municipal Money Market Portfolio	$432,528
Pennsylvania Municipal Money Market Portfolio	$1,150,443
Virginia Municipal Money Market Portfolio	$37,304

Administration Agreement. BlackRock and BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), serve as the Trust’s co-administrators (the “Administrators”) pursuant to an administration agreement (the “Administration Agreement”). Effective July 1, 2010, PNC GIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of BlackRock. At the close of the sale, PNC GIS changed its name to BNY Mellon Investment Servicing (US) Inc. (previously defined as “BNY Mellon”). BNY Mellon has agreed to maintain office facilities for the Trust; furnish the Trust with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file Federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Fund’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Trust’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to the Trust and may voluntarily reimburse the Trust for expenses.

Under the Administration Agreement, the Trust pays to BlackRock and BNY Mellon on behalf of each Fund a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Fund’s average daily net assets, .065% of the next $500 million of each Fund’s average daily net assets and .055% of the average daily net assets of each Fund in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Fund, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Fund in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Trust’s service providers; (ii) the negotiation of service contracts and arrangements between the Trust and its service providers; (iii) acting as liaison between the Trustees of the Trust and the Trust’s service providers; and (iv) providing ongoing business management and support services in connection with the Trust’s operations.

The Administration Agreement provides that BlackRock and BNY Mellon will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Trust will indemnify each of BlackRock and BNY Mellon and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor BNY Mellon nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

The Trust, on behalf of each Fund, paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees, as follows for the last three fiscal years:

Fiscal Year Ended March 31, 2012	Fees Paid (After Waivers)	Waivers
Money Market Portfolio	$968,515	$340,240
U.S. Treasury Money Market Portfolio	$143,831	$204,128
Municipal Money Market Portfolio	$84,206	$40,529
New Jersey Municipal Money Market Portfolio	$40,799	$20,716
North Carolina Municipal Money Market Portfolio	$7,881	$39,757
Ohio Municipal Money Market Portfolio	$62,161	$34,844
Pennsylvania Municipal Money Market Portfolio	$249,072	$83,347
Virginia Municipal Money Market Portfolio	$2,174	$28,084

Fiscal Year Ended March 31, 2011[1]	Fees Paid (After Waivers)	Waivers
Money Market Portfolio	$902,197	$326,022
U.S. Treasury Money Market Portfolio	$321,711	$107,238
Municipal Money Market Portfolio	$105,499	$34,853
New Jersey Municipal Money Market Portfolio	$65,944	$19,097
North Carolina Municipal Money Market Portfolio	$43,088	$17,474
Ohio Municipal Money Market Portfolio	$87,437	$27,922
Pennsylvania Municipal Money Market Portfolio	$50,739	$85,458
Virginia Municipal Money Market Portfolio	$19,317	$13,107

[1]	Includes fees paid to PNC GIS as administrator for the period April 1, 2010 to June 30, 2010, during which time PNC GIS was an affiliate of BlackRock.

Fiscal Year Ended March 31, 2010	Fees Paid (After Waivers)	Waivers
Money Market Portfolio	$1,013,159	$311,607
U.S. Treasury Money Market Portfolio	$350,038	$117,241
Municipal Money Market Portfolio	$200,154	$61,937
New Jersey Municipal Money Market Portfolio	$95,242	$25,116
North Carolina Municipal Money Market Portfolio	$53,862	$20,585
Ohio Municipal Money Market Portfolio	$154,588	$44,300
Pennsylvania Municipal Money Market Portfolio	$374,505	$118,273
Virginia Municipal Money Market Portfolio	$42,437	$18,281

The Trust and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Trust with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Trust.

Pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with each Fund’s investor service center. Each Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses which are a component of the transfer agency fees in the Fund’s annual report. The following table sets forth the fees paid by each Fund to BlackRock for the past three fiscal years:

Fiscal Year Ended March 31, 2012	Fees Paid to BlackRock
Money Market Portfolio	$0
U.S. Treasury Money Market Portfolio	$0
Municipal Money Market Portfolio	$237
New Jersey Municipal Money Market Portfolio	$109
North Carolina Municipal Money Market Portfolio	$3
Ohio Municipal Money Market Portfolio	$16
Pennsylvania Municipal Money Market Portfolio	$0
Virginia Municipal Money Market Portfolio	$2

Fiscal Year Ended March 31, 2011	Fees Paid to BlackRock
Money Market Portfolio	—
U.S. Treasury Money Market Portfolio	—
Municipal Money Market Portfolio	$11
New Jersey Municipal Money Market Portfolio	$49
North Carolina Municipal Money Market Portfolio	—
Ohio Municipal Money Market Portfolio	$18
Pennsylvania Municipal Money Market Portfolio	—
Virginia Municipal Money Market Portfolio	—

Fiscal Year Ended March 31, 2010	Fees Paid to BlackRock
Money Market Portfolio	$15,771
U.S. Treasury Money Market Portfolio	—
Municipal Money Market Portfolio	$246
New Jersey Municipal Money Market Portfolio	$270
North Carolina Municipal Money Market Portfolio	$30
Ohio Municipal Money Market Portfolio	$218
Pennsylvania Municipal Money Market Portfolio	$391
Virginia Municipal Money Market Portfolio	$7

Custodian and Transfer Agent

The Bank of New York Mellon (the “Custodian”), which has its principal offices at One Wall Street, New York, NY 10286, serves as the custodian for each Fund. On a monthly basis, the Custodian nets each Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year expire. Net debits at the end of a given month are added to the applicable Fund’s custody bill and paid by such Fund.

BNY Mellon Investment Servicing (US) Inc., which has its principal place of business at 301 Bellevue Parkway, Wilmington, DE 19809, serves as transfer agent and dividend disbursing agent for each Fund.

V. Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges received by each Fund, including the amounts paid to affiliates of the Manager (“affiliates”) for the periods indicated. The Funds’ shares are not subject to sales charges (including any contingent deferred sales charges (“CDSCs”)). However, a CDSC may be charged upon redemption of shares received in an exchange transaction for Investor B or Investor C Shares of an equity fund sponsored and advised by BlackRock or its affiliates (a “BlackRock Equity Fund”) or a fixed-income fund sponsored and advised by BlackRock or its affiliates (a “BlackRock Fixed Income Fund”) or if an investor purchases $1 million or more of Investor A Shares and redeems such shares within one year of purchase. BlackRock Investments, LLC (“BRIL” or the “Distributor”) acts as each Fund’s sole distributor.

Money Market Portfolio

Investor A Shares Sales Charge Information

For the Fiscal Year Ended:	Investor A Shares CDSCs Received on Redemption of Load-Waived Shares
March 31, 2012	$17,997
March 31, 2011	$249
March 31, 2010	$27,919

Investor B and Investor C Sales Charge Information

	Investor B Shares
For the Fiscal Year Ended:	CDSCs Received by BRIL	CDSCs Paid to Affiliates
March 31, 2012	$32,572	$32,572
March 31, 2011	$43,370	$43,370
March 31, 2010	$103,030	$103,030

	Investor C Shares
For the Fiscal Year Ended:	CDSCs Received by BRIL	CDSCs Paid to Affiliates
March 31, 2012	$25,378	$25,378
March 31, 2011	$22,060	$22,060
March 31, 2010	$13,346	$13,346

U.S. Treasury Money Market Portfolio

Investor A Shares Sales Charge Information

For the Fiscal Year Ended:	Investor A Shares CDSCs Received on Redemption of Load-Waived Shares
March 31, 2012	$2,394
March 31, 2011	$0
March 31, 2010	$1,034

Pursuant to the Trust’s Distribution and Service Plan (the “Plan”), the Trust may pay BRIL and/or the Manager or any other affiliate or significant shareholder of the Manager fees for providing shareholder servicing and distribution-related activities.

No distribution and/or service fees were paid by any Fund to BRIL for the fiscal year ended March 31, 2012 pursuant to the Plan (net of any waivers).

VI. Computation of Offering Price Per Share

The offering price for a Fund’s shares is equal to the share class’ net asset value computed by dividing the value of such Fund’s net assets by the number of shares outstanding. For more information on the purchasing and valuation of shares, please see “Purchase of Shares” and “Pricing of Shares” in Part II of this Statement of Additional Information.

VII. Yield Information

The yield on the Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Institutional Shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

Fund	Seven-Day Period Ended March 31, 2012
Money Market Portfolio	0.00%
U.S. Treasury Money Market Portfolio	0.00%
Municipal Money Market Portfolio	0.00%
New Jersey Municipal Money Market Portfolio	0.03%
North Carolina Municipal Money Market Portfolio	0.00%
Ohio Municipal Money Market Portfolio	0.00%
Pennsylvania Municipal Money Market Portfolio	0.00%
Virginia Municipal Money Market Portfolio	0.00%

The value of the Funds’ aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2012 are as follows:

Money Market Portfolio

Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000’s)
Deutsche Bank Securities, Inc.	D	90,569
JPMorgan Securities, Inc.	D	17,135
Credit Suisse Securities (USA), LLC	D	10,001
Barclays Bank PLC	D	30,000

U.S. Treasury Money Market Portfolio

Regular Broker-Dealer	Debt(D)/Equity(E)	Aggregate Holdings (000’s)
Deutsche Bank Securities, Inc.	D	25,000
Barclays Bank PLC	D	22,570
JPMorgan Securities, Inc.	D	22,000
UBS Securities LLC	D	32,000
HSBC Securities (USA), Inc.	D	14,000
RBS Securities Inc.	D	25,000
Morgan Stanley & Co., Inc.	D	30,000
Credit Suisse Securities (USA), LLC	D	27,000

As of March 31, 2012, the Municipal Money Market Portfolio, the New Jersey Municipal Money Market Portfolio, the North Carolina Municipal Money Market Portfolio, the Ohio Municipal Money Market Portfolio, the Pennsylvania Municipal Money Market Portfolio and the Virginia Municipal Money Market Portfolio held no such securities.

VIII. State Fund Tax Summaries

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences of an investment in a Fund, which may differ from the Federal income tax consequences described above.

New Jersey Tax Considerations. It is anticipated that the New Jersey Municipal Money Market Portfolio will qualify as a “Qualified Investment Fund” and as a result, the main portion of each distribution paid by the New Jersey Municipal Money Market Portfolio will not be subject to the New Jersey gross income tax. Only that portion of each distribution will be subject to New Jersey taxation that represents income or gains attributable to obligations that are not exempt from State or local tax under New Jersey or Federal law. Net gains from the redemption of shares of the New Jersey Municipal Money Market Portfolio will also be exempt from the New Jersey gross income tax as long as it continues to qualify as a Qualified Investment Fund.

As defined in N.J.S.A. 54A:6-14.1, a “Qualified Investment Fund” is an investment company or trust registered with the SEC, or any series of such investment company or trust, which for the calendar year in which the distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables and Qualified Financial Instruments; and (b) has at the close of each quarter of the taxable year at least 80% of the aggregate principal amount of all of its investments, excluding Qualified Financial Instruments and cash and cash items (including receivables), in New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or Federal law. “New Jersey State-Specific Obligations” are obligations issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact between New Jersey and another state), body corporate and politic or political subdivision of New Jersey. “U.S. Government Obligations” are obligations issued by the U.S. Government, its agencies and instrumentalities, which are statutorily free from New Jersey or local taxation under the laws of the United States. “Qualified Financial Instruments” are financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, to the extent such instruments are authorized by section 851(b) of the Internal Revenue Code.

In accordance with New Jersey law as currently in effect, distributions paid by a Qualified Investment Fund are excluded from New Jersey gross income tax to the extent that the distributions are attributable to interest or gains from New Jersey State-Specific Obligations, U.S. Government Obligations, and other obligations that are exempt from State or local taxation under New Jersey or Federal law. To the extent attributable to other sources, distributions will be subject to the New Jersey gross income tax. The New Jersey Municipal Money Market Portfolio will notify shareholders by February 15 of each calendar year as to the amounts of all distributions for the prior year which are exempt from New Jersey gross income tax and the amounts, if any, that are subject to New Jersey gross income tax. It is intended that the New Jersey Municipal Money Market Portfolio will qualify as a Qualified Investment Fund each year; however, in extreme or unusual market circumstances the Fund might not seek, or might not be able, to qualify as a Qualified Investment Fund by holding 80% of the aggregate principal of its investments at the end of each quarter of the taxable year in obligations that are exempt from State or local taxation under New Jersey or Federal law. Net gains or income derived from the disposition of shares evidencing an ownership interest in a qualified investment fund are excluded from gross income under the New Jersey Gross Income Tax.

The New Jersey Gross Income Tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a Qualified Investment Fund are included in the tax base for purposes of computing the net income tax portion of the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax. Shares of the New Jersey Municipal Money Market Portfolio are not subject to property taxation by New Jersey.

Under present New Jersey law, a registered investment company (“RIC”), such as the New Jersey Municipal Money Market Portfolio, will pay a small minimum tax. But it may be subject to a more significant New Jersey corporate or franchise tax for any year in which it does not qualify as a RIC. The New Jersey Municipal Money Market Portfolio may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC. Prospective investors should be aware that investments in the New Jersey Municipal Money Market Portfolio may not be suitable for persons who do not receive income subject to the New Jersey gross income tax.

North Carolina Tax Considerations. Interest received in the form of dividends from the North Carolina Municipal Money Market Portfolio is exempt from North Carolina state income tax to the extent the distributions represent interest on direct obligations of the U.S. Government or North Carolina State-Specific Obligations. Distributions derived from interest earned on obligations of political subdivisions of Puerto Rico, Guam and the U.S. Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, are also exempt from North Carolina state income tax. Distributions paid out of interest earned on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), on repurchase agreements collateralized by U.S. Government securities or on obligations of other states (which the Fund may acquire and hold for temporary or defensive purposes) are not exempt from North Carolina state income tax.

Any distributions of net realized gain earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of certain obligations of the State of North Carolina or its subdivisions that were issued before July 1, 1995, will also be exempt from North Carolina income tax to the Fund’s shareholders. Distributions of gains earned by the North Carolina Municipal Money Market Portfolio on the sale or exchange of all other obligations will be subject to North Carolina income tax.

Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State-Specific Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995, are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995, will be subject to North Carolina individual or corporate income tax. An investment in a Fund (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Fund including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisers with respect to the effects on such tax of an investment in a Fund and with respect to their tax situation in general.

Ohio Tax Considerations. To the extent that the Ohio Municipal Money Market Portfolio’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for Federal income tax purposes. To the extent that Ohio Municipal Money Market Portfolio’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for Federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for Federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Ohio Municipal Money Market Portfolio will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania Tax Considerations. Distributions from the Pennsylvania Municipal Money Market Portfolio that are derived from interest on obligations of the state of Pennsylvania and its political subdivisions, from direct obligations of the United States, or from certain qualifying obligations of United States territories and possessions, (collectively “Pennsylvania State-Specific Obligations”) will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Municipal Money Market Portfolio as well as distributions derived from investments other than Pennsylvania State-Specific Obligations will be taxable for Pennsylvania personal income tax purposes.

Distributions derived from interest on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), or on repurchase agreements collateralized by U.S. Government, are not exempt from the Pennsylvania personal income tax. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State-Specific Obligations or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Municipal Money Market Portfolio by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Municipal Money Market Portfolio comprise investments in Pennsylvania and/or United States Government securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania State-Specific Obligations are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

This discussion does not address the extent, if any, to which shares of the Pennsylvania Municipal Money Market Portfolio, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above.

The foregoing is a general and abbreviated summary of the tax laws as presently in effect. Shareholders of the Pennsylvania Municipal Money Market Portfolio subject to income taxation by states other than Pennsylvania will realize a lower after-tax rate of return since the dividends distributed by the Pennsylvania Municipal Money Market Portfolio will not generally be exempt, to any significant degree, from income taxation by such other states. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of the Pennsylvania Municipal Money Market Portfolio should consult their tax advisers about other state and local tax consequences of their investment in the Pennsylvania Municipal Money Market Portfolio.

Virginia Tax Considerations. Dividends paid by the Virginia Municipal Money Market Portfolio and derived from interest on obligations of the Commonwealth of Virginia (the “Commonwealth”) or of any political subdivision or instrumentality of the Commonwealth or derived from interest or dividends on obligations of the United States excludable from the Commonwealth’s taxable income under the laws of the United States, which obligations are issued in the exercise of the borrowing power of the Commonwealth or the United States and are backed by the full faith and credit of the Commonwealth or the United States, will generally be exempt from the Commonwealth’s income tax. Dividends derived from interest on debt obligations of certain territories and possessions of the United States backed by the full faith and credit of the borrowing government (those issued by Puerto Rico, the Virgin Islands and Guam) will also be exempt from the Commonwealth’s income tax. Dividends derived from interest on debt obligations other than those described above will be subject to the Commonwealth’s income tax even though it may be excludable from gross income for Federal income tax purposes.

Generally, dividends distributed to shareholders by the Fund and derived from capital gains will be taxable to the shareholders. Capital gains distributed to shareholders derived from the Commonwealth’s obligations issued pursuant to special enabling legislation which provides a specific exemption for such gains will be exempt from the Commonwealth’s income tax.

When taxable income of a regulated investment company is commingled with exempt income, all distributions of the income are presumed taxable to the shareholders unless the portion of income that is exempt from the Commonwealth’s income tax can be determined with reasonable certainty and substantiated. Generally, this determination must be made for each distribution to each shareholder. The Virginia Department of Taxation has adopted a policy of allowing shareholders to exclude from their Virginia taxable income the exempt portion of distributions from a regulated investment company even though the shareholders receive distributions monthly but receive reports substantiating the exempt portion of such distributions at less frequent intervals. Accordingly, if the Fund receives taxable income, the Virginia Municipal Money Market Portfolio must determine the portion of income that is exempt from the Commonwealth’s income tax and provide such information to the shareholders in accordance with the foregoing so that the shareholders may exclude from the Commonwealth’s taxable income the exempt portion of the distribution from the Virginia Municipal Money Market Portfolio.

As a regulated investment company, Virginia Municipal Money Market Portfolio may distribute dividends that are exempt from the Commonwealth’s income tax to its shareholders if the Virginia Municipal Money Market Portfolio satisfies all requirements for conduit treatment under Federal law and, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from taxation under Federal law. If the Fund fails to qualify, no part of its dividends will be exempt from the Commonwealth’s income tax. To the extent any portion of the dividends are derived from taxable interest for purposes of the Commonwealth or from net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Virginia Municipal Money Market Portfolio will follow through to its shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Virginia Municipal Money Market Portfolio will not be deductible for the Commonwealth’s income tax purposes.

IX. Additional Information

Principal Shareholders

To the knowledge of the Trust, the following persons or entities owned beneficially 5% or more of any class of a Fund’s shares as of June 29, 2012:

Money Market Portfolio

Name	Address	Percentage and Class
*National Financial Services LLC	1000 Harborside Place Jersey City, NJ 07311	31.87% Investor A Shares
*Saxon and Co.	P.O. Box 7780-1888 Philadelphia, PA 19182	13.85% Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	29.81% Investor B Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	15.22% Investor B Shares

Name	Address	Percentage and Class
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	20.82% Investor C Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II Jersey City, NJ 07311	15.05% Investor C Shares
*Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	9.75% Investor C Shares
*UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-2055	7.79% Investor C Shares
*RBC Capital Markets LLC Mutual Fund Omnibus Processing	510 Marquette Avenue South Minneapolis, MN 55402	6.75% Investor C Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.52% Investor C Shares
*BlackRock Advisors LLC Money Market Option	100 Bellevue Parkway Wilmington, DE 19809	33.98% Institutional Shares
*BlackRock Advisors LLC Moderate Glidepath 17+ Years	100 Bellevue Parkway Wilmington, DE 19809	30.79% Institutional Shares
*BlackRock Advisors LLC Moderate Glidepath 13-16 Years	100 Bellevue Parkway Wilmington, DE 19809	25.61% Institutional Shares
*Hermann Warehouse Corp.	P.O. Box 7144 North Brunswick, NJ 08902	28.69% Service Shares
*Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	22.12% Service Shares
*Stifel Nicolaus & Co. Inc Exclusive Benefit of Customers	501 N Broadway St. Louis, MO 63102	5.62% Service Shares
*Lower Providence Rod & Gun Club Inc.	P.O. Box 7070 Audubon, PA 19407-7070	5.53% Service Shares

Municipal Money Market Portfolio

Name	Address	Percentage and Class
*BNYM I S Trust Co. Cust Susan M. Hansen	One Wall Street New York, NY 10286	27.27% Investor A Shares
*MFD Streetside Location Attn Deneena Hanrahan	700 Maryville Centre Drive St. Louis, MO 63141-5824	9.55% Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	8.39% Investor A Shares
*L&H Pharmacy Services Inc	P.O. Box 403806 Miami Beach, FL 33140-1806	7.97% Investor A Shares
Ryan W. Keating	301 Bellevue Parkway Wilmington, DE 19809	7.80% Investor A Shares
*Mid Atlantic Trust Company FBO Century Health Inc. Retirement IWM Moderate Growth Fund	1251 Waterfront Place Pittsburgh, PA 15222	7.29% Investor A Shares
*Mid Atlantic Trust Company Retirement IWM Growth Fund	1251 Waterfront Place Pittsburgh, PA 15222	6.48% Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	91.39% Institutional Shares

Name	Address	Percentage and Class
Michael Macelhiney	301 Bellevue Parkway Wilmington, DE 19809	8.18% Institutional Shares
*NFS LLC FEBO Cedrick C. Wilson	200 Liberty Street New York, NY 10281	26.05% Service Shares
*NFS LLC FEBO Adele K. Weiss	200 Liberty Street New York, NY 10281	18.33% Service Shares
Matthew R. Condit	301 Bellevue Parkway Wilmington, DE 19809	9.03% Service Shares
*Raymond James Omnibus for Mutual Funds	880 Carillon Parkway St. Petersburg, FL 33716	7.51% Service Shares
*NFS LLC FEBO Sherman H Tsien	200 Liberty Street New York, NY 10281	7.51% Service Shares
Richard C. Glessman	301 Bellevue Parkway Wilmington, DE 19809	6.41% Service Shares
*NFS LLC FEBO Mark A. Goetz	200 Liberty Street New York, NY 10281	5.71% Service Shares

Ohio Municipal Money Market Portfolio

Name	Address	Percentage and Class
*Ohio Women’s Health & Wellness Center LLC	420 S. James Street Dover, OH 44622-3206	40.39% Investor A Shares
*Ohio Laser & Wellness Centers LTD	420 S. James Street Dover, OH 44622-3206	25.07% Investor A Shares
Janis J. Smith c/f Nicholas B. Smith UGMA/WA	301 Bellevue Parkway Wilmington, DE 19809	15.20% Investor A Shares
Suprina T. Thompson	301 Bellevue Parkway Wilmington, DE 19809	14.89% Investor A Shares

Pennsylvania Municipal Money Market Portfolio

Name	Address	Percentage and Class
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	54.05% Investor A Shares
Catherine A. Leahy	301 Bellevue Parkway Wilmington, DE 19809	23.78% Investor A Shares
Thomas H. Gillooly	301 Bellevue Parkway Wilmington, DE 19809	15.26% Investor A Shares
Robert C. Robb Jr.	301 Bellevue Parkway Wilmington, DE 19809	77.45% Institutional Shares
Rudolph A. Damm	301 Bellevue Parkway Wilmington, DE 19809	22.42% Institutional Shares
*Lonnie W. Klein FBO Wilets Children Living Trust	717 Arlington Road Narberth, PA 19072-1502	100.00% Service Shares

North Carolina Municipal Money Market Portfolio

Name	Address	Percentage and Class
John S. Curtiss	301 Bellevue Parkway Wilmington, DE 19809	47.66% Investor A Shares
Deborah B. Curtiss	301 Bellevue Parkway Wilmington, DE 19809	20.86% Investor A Shares

Name	Address	Percentage and Class
*BNYM I S Trust Co. Cust IRA FBO Joseph Stephens	One Wall Street New York, NY 10286	17.41% Investor A Shares
Cindy Mineur Cust Taryn Mineur Unif Gift Min Act Ok 21	301 Bellevue Parkway Wilmington, DE 19809	10.04% Investor A Shares

New Jersey Municipal Money Market Portfolio

Name	Address	Percentage and Class
Irene C. Engel	301 Bellevue Parkway Wilmington, DE 19809	53.96% Investor A Shares
*BNYM I S Trust Co. Cust IRA FBO Jill T. Antonucci	One Wall Street New York, NY 10286	19.33% Investor A Shares
Steven P. Johnson	301 Bellevue Parkway Wilmington, DE 19809	9.05% Investor A Shares
*BNYM I S Trust Co. Cust IRA FBO Margaret E. Curtin	One Wall Street New York, NY 10286	6.72% Investor A Shares
Rashi Verma and Deepankar Sharma JTWROS	301 Bellevue Parkway Wilmington, DE 19809	56.29% Institutional Shares
Jeffrey J. Wolfanger & Susan K. Wolfanger JT Ten Wros	301 Bellevue Parkway Wilmington, DE 19809	39.02% Institutional Shares
Jay Schwartz	301 Bellevue Parkway Wilmington, DE 19809	95.16% Service Shares

U.S. Treasury Money Market Portfolio

Name	Address	Percentage and Class
*Saxon and Co	P.O. Box 7780-1888 Philadelphia, PA 19182	33.06% Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	18.36% Investor A Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II Jersey City, NJ 07311	7.70% Investor A Shares
*Counsel Trust DBA MATC FBO SWE Inc. 401(K) Profit Sharing Plan & Trust	1251 Waterfront Place Pittsburgh, PA 15222	5.52% Investor A Shares
Amy J. Engel and Michael B. Citron JTWROS	301 Bellevue Parkway Wilmington, DE 19809	89.24% Institutional Shares
*Lower Providence Rod & Gun Club Inc	P.O. Box 7070 Audubon, PA 19407-7070	58.73% Service Shares
Alfred F. Lizell	301 Bellevue Parkway Wilmington, DE 19809	17.04% Service Shares
*BNYM I S Trust Co. Cust William C. Rehm	One Wall Street New York, NY 10286	9.96% Service Shares
*Our Lady of Mt Carmel Church	805 Pine Street Asbury Park, NJ 07712-5747	5.51% Service Shares

*	Record holder that does not beneficially own the shares.

The Trust

The Trust was organized as a Massachusetts business trust on December 22, 1988, and is registered under the Investment Company Act as an open-end, management investment company. Each of the Funds except the New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and Virginia Municipal Money Market, is diversified. Effective January 31, 1998, the Trust changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share, which may be divided into different series and classes.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the Trustees or Trust shall look solely to the Trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of such Trustee’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a Trustee. With the exception stated, the Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trust will indemnify officers, representatives and employees of the Trust to the same extent that trustees are entitled to indemnification.

X. Financial Statements

The audited Financial Statements of each Fund, including the reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to their 2012 Annual Reports. You may request a copy of an Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

APPENDIX 1

SPECIAL CONSIDERATIONS FOR STATE MUNICIPAL MONEY MARKET PORTFOLIOS

This information regarding the State Municipal Money Market Portfolios is derived from official statements of certain issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

New Jersey Municipal Money Market Portfolio. The following information provides only a brief summary of the complex factors affecting the financial situation in the State of New Jersey (the “State” or “New Jersey”), does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

New Jersey Economic Information and Trends. New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy has been moving in line with the national economy and other states’ economies. According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated June 7, 2011, New Jersey’s real gross domestic product (“GDP”) increased 2.5% in 2010, compared to the national increase in GDP of 2.6% (the national increase in GDP growth for 2010 has since been revised to 2.9%). The State’s increase in GDP ranked twenty-third among the fifty states.

According to information released by the New Jersey Department of Labor and Workforce Development on March 8, 2012, payroll employment in 2011 averaged 0.1% higher than in 2010, following declines in each of the prior four years. The State’s level of payroll employment as of December 2010 was 3.875 million.

The preliminary estimate of payroll employment for February 2012 was 3.892 million, which is 0.5% (+17,500 jobs) higher than the level of payroll employment as of December 2011. During the twelve month period ending in February 2012, jobs were created in the education and health sector (+24,700 jobs), the trade, transportation and utilities sector (+12,100), professional and business services (+5,600), leisure and hospitality services (+4,900) and financial activities (3,400), while jobs were lost in information services (-7,500 jobs), the public sector (-1,600) and manufacturing (-1,500).

The State’s unemployment rate declined over the past year from 9.3% in February 2011 to 9.0% in February 2012.

According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated March 29, 2012, New Jersey’s personal income rose 4.7% over the twelve month period ending in the fourth quarter of 2011. This increase in personal income was larger than the 4.6% increase reported for the nation as a whole over the same period. In the fourth quarter of 2011, New Jersey’s gain in personal income matched the national rate of increase and ranked 18th among the fifty states. According to the February 2012 New Jersey economic forecasts from Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to continue through 2012 and 2013 at rates comparable to those seen in 2010 and 2011.

The housing sector remains at very depressed levels, as only 13,000 permits were granted in 2011. The housing sector is anticipated to gradually improve, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of homeownership. However, continuing reluctance of borrowers to lend, as well as the significant number of foreclosed properties in the market, will temper the recovery in the housing sector. New motor vehicle sales increased markedly in 2011, and are projected to increase further in 2012.

Economic conditions in New Jersey and the nation have been improving, reflecting gains in household and business confidence, manifested in the expansion of consumer and capital spending. Employment has risen, and unemployment has declined. In the current domestic U.S. economic environment, there is the potential for spending growth to further improve, leading to a continued decline in unemployment and further gains in employment, income, and wealth. However, ongoing problems in European sovereign debt markets have led to a sharp slowdown in European economic growth and continue to create risks to U.S. financial markets and institutions. Moreover nationally, state and local governments continue to pare employment and reduce spending, and tensions with Iran have the potential to boost energy prices and dampen household spending power.

The January 2012 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipate national economic growth over the course of 2012 at approximately the same rate as in the second half of 2011. New Jersey’s economy is expected to expand in 2012 at a rate approximately in line with national trends, with employment levels projected to continue to rise and the unemployment rate to continue to move down moderately. Inflation has recently been low, abstracting from movements in the price of gasoline and other commodities. It is anticipated that Federal Reserve policies will not provoke a substantial rise in the underlying rate of inflation, though, as has been the case a number of times in recent years, increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably. The January 25, 2012 statement of the Federal Open Market Committee noting that most members and participants anticipate no increase in short term interest rates before 2014, illustrates the continuing potential for deterioration in the national economy, but also the Federal Reserve’s commitment to supporting national economic growth.

The economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. The State and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long term federal budget sustainability, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices, and stability in the financial markets.

New Jersey’s Budget and Appropriation System — Current Operating Expenses.

The General Fund. New Jersey operates on a fiscal year beginning July 1 and ending June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The New Jersey Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2009 was $614 million, for fiscal year 2010 was $794 million and for fiscal year 2011 was $864 million. For fiscal years 2012 and 2013, the balance in the undesignated General Fund is estimated to be $587 and $300 million, respectively. The fund balances are available for appropriation in succeeding fiscal years.

Tax and Revenue Anticipation Notes. In fiscal year 1992, New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings.

General Obligation Bonds. New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2011 was $2,566,895. The recommended appropriation for debt service on New Jersey’s general obligation bonds is $436.9 million for fiscal year 2013.

Pay-As-You-Go. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2012, the amount appropriated for this purpose was $1,303.2 million.

Other Long Term Debt Obligations of New Jersey.

“Moral Obligation” Bonds. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet the payments of principal of and interest on the obligations and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as “moral obligation” bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a “moral obligation” of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of “moral obligation” bonds which may be issued by eligible New Jersey entities.

As of June 30, 2011, outstanding “moral obligation” bonded indebtedness issued by New Jersey entities total $2,402,135,000 and fiscal year 2011 debt service subject to “moral obligation” is $179,017,277.

Obligations Supported by New Jersey Revenue Subject to Annual Appropriation. New Jersey has entered into a number of leases and contracts described below (collectively, the “Agreements” and each an “Agreement”) with several governmental authorities to secure the financing of various projects and programs in New Jersey. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below. New Jersey’s obligations to make payments with respect to certain financings includes payments related to interest rate exchange agreements described below (“swap agreements”) entered into with respect to such financings. Under such swap agreements, the issuer will make periodic payments to the swap counterparty at either a fixed or variable rate of interest, and will receive periodic payments from the swap counterparty at either a variable or fixed rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If the swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. If the payments to an issuer under a swap agreement are not sufficient to pay the interest on the issuer’s related obligation, the issuer must pay such deficiency. New Jersey’s obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. Below is a discussion of those financings pursuant to which State authorities and instrumentalities have entered into Agreements with New Jersey to secure the financing of various State projects.

New Jersey Economic Development Authority. The New Jersey Economic Development Authority (“NJEDA”) issues bonds secured by Agreements pursuant to the following legislative programs: (i) Economic Recovery Bonds issued to finance various economic development purposes (with payments made by New Jersey pursuant to an Agreement being equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey, subject to appropriation by the New Jersey Legislature); (ii) Pension Bonds issued for the purpose of financing the unfunded accrued pension liability for New Jersey’s retirement system; (iii) Market Transition Facility Bonds issued to pay current and anticipated liabilities and expenses of the Market Transition Facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis; (iv) the School Facility Construction Bonds (the principal amount of bonds authorized to be issued is $8.9 billion for the “Abbott” districts, $3.5 billion for all other districts and $150 million for county vocational school district projects), pursuant to which the NJEDA issues bonds to finance New Jersey’s share of costs for school facility construction projects and debt service on the bonds is paid pursuant to a contract between the NJEDA and the New Jersey Treasurer; (v) pursuant to the Municipal Rehabilitation and Economic Recovery Act the NJEDA is authorized to issue bonds for the purpose of making loans and grants to sustain economic activity in qualified municipalities; (vi) pursuant to the Business Employment Incentive Program Act, the NJEDA is authorized to issue bonds to provide funds for the payment of, among other things, certain business employment incentive grants in consideration of the attainment of certain employment promotion targets; (vii) the lease financing program through which certain real property, office buildings and equipment are financed with NJEDA bonds (secured by Agreements between the New Jersey Treasurer and NJEDA); (viii) pursuant to the Cigarette Tax Securitization Act of 2004, the NJEDA is authorized to issue bonds payable, and secured by, a portion, $0.0325 per cigarette, of the cigarette tax imposed pursuant to N.J.S.A. 54:40A-1 et seq. ; (ix) pursuant to the Motor

Vehicle Surcharges Securitization Act of 2004, the NJEDA is authorized to issue bonds payable from, and secured by, dedicated motor vehicle surcharge revenues; (x) the issuance of bonds to purchase a redevelopment revenue bond (the “City Bond”) issued by the City of Trenton to refund a portion of bonds issued by a non-profit corporation to construct the Lafayette Yard hotel and conference center project in Trenton, payable solely from supplemental rent New Jersey pays to the NJEDA under a lease; and (xi) the authorized issuance of $270 million of bonds by the NJEDA to fund various New Jersey capital construction projects, including stem cell research facilities in New Brunswick and Newark, biomedical research facilities, blood collection facilities and cancer research facilities.

New Jersey Educational Facilities Authority. The New Jersey Educational Facilities Authority issues bonds secured by Agreements pursuant to seven separate legislative programs to finance (i) the purchase of equipment to be leased to institutions of higher learning; (ii) grants to New Jersey’s public and private institutions of higher education for the development, construction and improvement of instructional, laboratory, communication and research facilities; (iii) grants to public and private institutions of higher education to develop a technology infrastructure within and among New Jersey’s institutions of higher education; (iv) capital projects at county colleges; (v) grants to public and private institutions of higher education to finance the renewal, renovation, improvement, expansion, construction and reconstruction of educational facilities and technology infrastructures; (vi) grants to public libraries to finance the acquisition, expansion and rehabilitation of buildings to be used as public library facilities and the acquisition and installation of equipment to be located therein; and (vii) loans to public and private institutions of higher education and public or private secondary schools, military schools or boarding schools located in New Jersey which are required under the Dormitory Safety Trust Fund Act to install automatic fire suppression systems for the cost of or a portion of the cost of the construction, reconstruction, development, extension or improvement of dormitory safety facilities, including fire prevention and sprinkler systems.

New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the “NJTTFA”) for the purpose of funding a portion of New Jersey’s share of the cost of improvements to its transportation system. The principal amount of the NJTTFA’s bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year commencing July 1, 2006 and ending with the fiscal year beginning on July 1, 2010, generally may not exceed $1,600,000,000 in any fiscal year, as such amount shall be reduced in each of those fiscal years by the amount by which the appropriation of New Jersey funds to the Transportation Trust Fund Account for that fiscal year shall exceed $895,000,000; provided, however, that if a portion of that permitted amount of debt, less any reduction as provided above, is not incurred in a fiscal year, an amount not greater than the unused portion may be incurred in a subsequent fiscal year in addition to the amount otherwise permitted, subject to the approval of the Joint Budget Oversight Committee of the New Jersey Legislature. The bonds issued by the NJTTFA are special obligations of the NJTTFA payable from a contract among the NJTTFA, the New Jersey Treasurer and the Commissioner of Transportation, subject to appropriation of the New Jersey Legislature.

$1,035 million was appropriated to the NJTTFA for fiscal year 2012. That amount includes $535.0 million from the Motor Fuels Tax, $222.5 million from the Petroleum Gross Receipts Tax, $265.8 million from the Sales Tax, and a contribution of $12 million from New Jersey’s toll road authorities pursuant to agreements between such authorities and the NJTTFA. Although New Jersey Legislature has always provided appropriations to the NJTTFA in each fiscal year which exceeded the annual debt service on all of the NJTTFA’s outstanding indebtedness in such fiscal year, in several fiscal years those appropriations have been less than the minimum amounts specified in New Jersey Contract for such fiscal year.

As of February 29, 2012, the amount of unused statutory bond cap totaled $326 million. Any issuance of NJTTFA bonds under the unused statutory bond cap requires the prior approval of Joint Budget Oversight Committee of the New Jersey Legislature. Once the existing statutory bond cap has been used, the NJTTFA will have no ability to issue additional bonds (other than refunding bonds) unless and until there is legislative authority or a new bond cap.

NJTTFA’s Fiscal Year 2013 Financial Plan (the “2013 NJTTFA Financial Plan”) contemplates the issuance of NJTTFA new money bonds in fiscal year 2013 to fund a portion of New Jersey’s share of the cost of improvements to New Jersey’s transportation system. The NJTTFA expects to issue $1,075 million of new money bonds during fiscal year 2013. The 2013 NJTTFA Financial Plan assumes that legislation will be enacted to increase the statutory bond cap to a level which will permit the issuance of such bonds.

New Jersey Building Authority. The New Jersey Building Authority (“NJBA”) issues bonds for the acquisition, construction, renovation and rehabilitation of various New Jersey office buildings, historic buildings and correctional facilities. Pursuant to a lease agreement, New Jersey makes rental payments to NJBA in amounts sufficient to pay debt service on the NJBA bonds, subject to appropriation by the New Jersey Legislature.

New Jersey Sports and Exposition Authority. Legislation enacted in 1992 authorizes the New Jersey Sports and Exposition Authority (the “NJSEA”) to issue bonds for various purposes payable from a contract between the NJSEA and the New Jersey Treasurer. Pursuant to such contract, the NJSEA undertakes certain projects and the New Jersey Treasurer credits to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds, subject to appropriations by the New Jersey Legislature.

Garden State Preservation Trust. In July 1999, New Jersey established the Garden State Preservation Trust (“GSPT”) for the purpose of preserving, as open space, farmland and historic properties. Pursuant to the enabling act of the GSPT, the principal amount of bonds, notes or other obligations which may be issued prior to July 1, 2009, other than refunding bonds, cannot exceed $1.15 billion. After July 1, 2009, only refunding bonds can be issued. The obligations to be issued by the GSPT will be special obligations of the GSPT payable from amounts paid to it under a contract between GSPT and the New Jersey Treasurer, subject to appropriations by the New Jersey Legislature.

New Jersey Health Care Facilities Financing Authority. Pursuant to Legislation, the New Jersey Health Care Facilities Financing Authority is authorized to acquire, construct and lease a project to the New Jersey Department of Human Services (“DHS”) and to issue bonds to finance each project, the debt service on which shall be paid by DHS, subject to appropriations by the New Jersey Legislature.

Under the Hospital Asset Transformation Program established by P.L. 2000, c. 98 and as amended by P.L. 2007, c.110, the New Jersey Health Care Facilities Financing Authority is authorized to issue bonds to provide funds to any nonprofit health care organization in order to, among other things, satisfy the outstanding indebtedness of a hospital, pay the costs of transitioning or terminating the provision of hospital acute care services at a specific location, including the costs of construction, renovation, equipment, information technology and working capital, and pay the costs associated with the closure or acquisition of a general hospital. Such bonds are special obligations to the New Jersey Health Care Facilities Financing Authority payable from amounts paid to it under a contract between the New Jersey Health Care Facilities Financing Authority and the New Jersey Treasurer, subject to appropriation by the New Jersey Legislature.

Each of the NJEDA, the NJBA, the NJSEA and the NJTTFA have entered into a number of swap agreements with respect to certain bond issues. In each case, the outstanding aggregate principal amount of the bonds is equal to the aggregate notional amount of the swap agreements related thereto. The State’s obligation to make payments under the swap agreements is subject to appropriation by the New Jersey Legislature.

New Jersey Certificates of Participation. New Jersey, acting through the Director of the Division of Purchase and Property, has entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. Certificates of Participation in such lease purchase agreements have been issued. A Certificate of Participation represents a proportionate interest of the owner thereof in the lease payments to be made by New Jersey under the terms of the lease purchase agreement, subject to appropriation by the New Jersey Legislature.

New Jersey Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to a portion of the debt service on bonds issued by such local school districts for construction and renovation of school facilities (P.L. 1968, c. 177; P.L. 1971, c. 10; and P.L. 1978, c. 74) and for New Jersey aid to counties equal to a portion of the debt service on bonds issued by or on behalf of counties for construction of county college facilities (P.L. 1971, c. 12, as amended). The New Jersey Legislature has no legal obligation to make such appropriations, but has done so to date for all obligations issued under these laws.

Department of Human Services Programs. The NJEDA issues revenue bonds from time to time on behalf of nonprofit community services providers. The payment of debt service on these bonds as well as the payment of certain other provider expenses is made by New Jersey pursuant to service contracts between DHS and these providers, subject to appropriation by the New Jersey legislature.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities. Certain State authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those State authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Educational Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities.

Regulation of County and Municipal Finance. New Jersey’s county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the “Division”) in the New Jersey Department of Community Affairs.

The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) (the “Local Budget Law”) imposes specific budgetary procedures upon counties and municipalities (“local units”). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the “Director”). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division. The Division reviews all local unit annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered (i) to require changes for compliance with law as a condition of approval; (ii) to disapprove budgets not in accordance with law; and (iii) to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit fails to adopt a budget in accordance with law. This process insures that every local unit annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for (i) principal of and interest on indebtedness falling due in the fiscal year, (ii) deferred charges, and (iii) other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

The Local Government Cap Law (N.J.S.A. 40A:4-45.1 et seq.) (the “Cap Law”) limits the year-to-year increase of the total appropriations of any local unit to either 2.5% or a cost-of-living adjustment determined annually by the Director, whichever is less. However, where the cost-of-living adjustment is less than 2.5%, the Cap Law also permits the governing body of any local unit to approve the use of a higher percentage rate up to 3.5%. Regardless of the rate utilized, certain exceptions exist to the Cap Law’s limitation on increases in appropriations. The principal exceptions to these limitations are: (i) municipal and county appropriations to pay debt service requirements; (ii) requirements to comply with certain other New Jersey or Federal mandates; (iii) appropriations of private and public dedicated funds; (iv) amounts approved by referendum; and (v) in the case of municipalities only, to fund the preceding year’s cash deficit or to reserve for shortfalls in tax collections, and amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

Additionally, new legislation constituting P.L. 2007, c.62, effective April 3, 2007, imposes a 4% cap on the tax levy of a municipality, county, fire district or solid waste collection district, with certain exceptions and subject to a number of adjustments. The exclusions from the limit include increases required to be raised for debt service on the local unit’s bonds and notes, increases to replace certain lost state aid, increases in certain pension contributions, increases in the reserve for uncollected taxes required for municipalities, and certain increases in health care costs over 4%. The Division may approve waivers for certain extraordinary costs identified by statute, and voters may approve increases over 4% not otherwise permitted by a vote of 60% of the voters voting on a public question.

Legislation constituting P.L. 2010, c.44, effective July 13, 2010 includes provisions which reduce the school district, county, and municipal property tax levy cap from 4.0% to 2.0% and permits unused school district, county, and municipal increases to be banked for three succeeding years. Information is currently being reviewed as to all of the provisions in the law.

Regulation of the Issuance of Bonds by Counties and Municipalities. New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 40A:2-1 et seq.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than fiscal year adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt (“statutory deduction”) from all authorized debt of the local unit in computing whether a local unit has exceeded its statutory debt limit. The Local Bond Law permits the issuance of certain obligations, including obligations issued for certain emergency or self liquidating purposes, notwithstanding the statutory debt limitation described above, but, with certain exceptions, it is then necessary to obtain the approval of the Local Finance Board.

School Districts.

Regulation of School District Finance. All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school districts, takes office. Type I school districts, most commonly found in cities, have a board of education, appointed by the mayor or the chief executive officer of the municipality, constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts. The New Jersey Department of Education has been empowered with authority to abolish an existing school board and create a State-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7A-15 et seq. (the “School Intervention Act”). The State-operated school district, under the direction of a New Jersey appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent.

New Jersey’s school districts operate under the same comprehensive review and regulation as do its counties and municipalities, including, without limitation, the new legislation constituting P.L. 2007, c.62, effective April 3, 2007, discussed above. Certain exceptions and differences are provided, but New Jersey’s supervision of school finance closely parallels that of local governments.

Regulation of the Issuance of Bonds by School Districts. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the “School Bond Law”), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see “Counties and Municipalities — Regulation of the Issuance of Bonds by Counties and Municipalities” herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by local units, they are subject to debt limits (which vary depending on the type of school system) and to New Jersey regulation of their borrowing.

School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board for projects in a State-operated school district.

If school bonds of a Type II school district will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district’s borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Department of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued by a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

School District Lease Purchase Financings. School districts are permitted to enter into lease purchase agreements for the acquisition of equipment or for the acquisition of land and school buildings in order to undertake the construction or the improvement of the school buildings. Lease purchase agreements for equipment cannot exceed five years. Lease purchase agreements for school facilities must be approved by the Commissioner, the voters or the board of school estimate, as applicable. The payment of rent on an equipment lease and on a five year and under facilities lease purchase agreement is treated as a current expense and is within the cap on the school district’s budget. Under the Comprehensive Education Improvement and Financing Act, lease purchase payments on leases in excess of five years will be treated as debt service payments and therefore receive debt service aid if the school district is entitled and will be outside the school district’s spending limitation of the General Fund.

New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated fund for the support of free public schools (the “Fund”). Amendments to the Act provide that the Fund will be divided into two school bond reserve accounts. All bonds issued prior to July 1, 2003 shall be benefited by a school bond reserve account funded in an amount equal to 1 1⁄2% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued prior to July 1, 2003 and all bonds issued on or after July 1, 2003 shall be benefited by a school bond reserve account equal to 1% of the aggregate amount of issued and outstanding bonded indebtedness of New Jersey counties, municipalities or school districts for school purposes issued on or after July 1, 2003, provided in each case, that such amounts do not exceed the moneys available in the applicable account. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. There has never been an occasion to call upon this Fund.

Local Financing Authorities.

Regulation of Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies, created by local units, which are empowered (i) to issue bonds, (ii) to impose facility or service charges, or (iii) to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or Federal financial restrictions are exempted, but only to the extent of that difference.

Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director. The Local Finance Board exercises approval over creation of new authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

Regulation of the Issuance of Bonds by Local Financing Authorities. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between a local unit and an authority or special district.

Pollution Control Bonds. In the 1970’s, the New Jersey Legislature initiated a comprehensive statutory mechanism for the management of solid waste disposal within New Jersey that required each county to develop a plan for county-wide controlled flow of solid waste to a franchised location. The controlled flow of solid waste to a franchised location enabled the imposition of above-market-rate disposal fees. Most counties created independent local authorities or utilized existing local authorities in order to finance, with the proceeds of bonds, the technically complex and expensive infrastructure required to implement this statutory mechanism. Typically, the primary security for the amortization of the bonds was the above-market-rate disposal fees, although some bonds were further secured by a guaranty of the respective county. On May 1, 1997, in Atlantic Coast Demolition & Recycling, Inc. v. Board of Chosen Freeholders of Atlantic County, 112 F.3d 652 (3d Cir. 1997), the United States Court of Appeals for the Third Circuit held that New Jersey’s system of controlled flow of solid waste to franchised locations unconstitutionally discriminated against out-of-State operators of waste disposal facilities and, therefore, violated the Commerce Clause of the United States Constitution. Subsequently, the United States Supreme Court denied a petition for writ of certiorari. This decision has terminated controlled flow of solid waste to franchised locations within New Jersey. In the absence of controlled flow, franchisees facing competition from other operators of waste disposal facilities are unable to charge above-market-rate disposal fees. The reduction of such fees to competitive levels has reduced correspondingly the primary source of security for the outstanding bonds of the local authorities. The facts relevant to each local authority within New Jersey remain unique. Some local authorities have successfully implemented refunding and work-out financings. Other local authorities have eliminated revenue shortfalls through the imposition of special waste disposal taxes. In other cases, revenue shortfalls continue, but bond payment defaults by such local authorities have been avoided as a result of a New Jersey program by which New Jersey to date has voluntarily provided financial assistance to qualifying local authorities to satisfy bond payment obligations on a given bond payment date. However, no assurance can be given that such New Jersey subsidies will be made available to such local authorities in the future (or that sufficient funds will be made available to New Jersey for such purpose), particularly given recent New Jersey budget reductions.

Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c. 38 and c. 39) which provides for the issuance by municipalities and school districts of “qualified bonds.” Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board, and, in the case of a local board of education, the Commissioner of Education of New Jersey, to qualify bonds pursuant to P.L. 1976 c. 38 or c. 39. Upon approval of such an application, the New Jersey Treasurer shall withhold from certain New Jersey revenues or other New Jersey aid payable to the municipalities, or from New Jersey school aid payable to the school district, as appropriate, an amount sufficient to pay debt service on such bonds. These “qualified bonds” are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above mentioned appropriations are made by New Jersey.

Litigation of the State of New Jersey.

General. At any given time, there are various numbers of claims and cases pending against the State of New Jersey, New Jersey agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

At any given time, there are various numbers of claims and cases pending against New Jersey, New Jersey agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). New Jersey does not formally estimate its reserve representing potential exposure for these claims and cases. New Jersey is unable to estimate its exposure for these claims and cases.

New Jersey routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against New Jersey must be preceded by a notice of claim, which affords New Jersey the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against New Jersey and New Jersey agencies, including environmental claims asserted against New Jersey, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against New Jersey and New Jersey agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. New Jersey is unable to estimate its exposure for these claims.

The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by New Jersey’s Department of Human Services (“DHS”). Currently, these audits span time periods between July 27, 2003 and December 31, 2007. The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by New Jersey or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, New Jersey has currently reserved certain revenues that would mitigate, but not completely offset, New Jersey’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that New Jersey is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. New Jersey is unable to estimate its exposure for these claim disallowances.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $136,700,000 for tort and medical malpractice claims pending as of June 30, 2011. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information.

North Carolina Municipal Money Market Portfolio. The following information is a brief summary of factors affecting the economy of the State of North Carolina (the “State” or “North Carolina”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state issuers, and it does not reflect recent developments since the dates of such offering statements. The Trust has not independently verified the information.

Governmental Funds

The State has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, privilege taxes on certain machinery and equipment, gross receipts taxes on motor vehicle rentals and highway use taxes on motor vehicle sales, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

General Fund Summary

The State ended fiscal year 2007-2008 with a total General Fund balance of $1.678 billion (as restated), with reserves of over $1.35 billion and an unreserved fund of over $600 million. Total revenues increased only 0.93% while total expenditures grew much faster at 6.82%. The nominal growth in total revenues was attributable, in part, to the slowdown in the national and State economies. In 2008, employment and economic growth stalled, which caused the overall decrease in tax revenues. However, larger net profits achieved by the North Carolina Education Lottery made up for the slowing tax revenues. The growth of the State’s total expenses was attributable to an increase in education funding, as required by a recent court judgment against the State, and increased spending for Medicaid, the non-Federal costs of which were shared with the State’s counties until October 1, 2007 when the State agreed to shoulder the entire cost.

The State began to feel the effects of the national recession in the second half of fiscal year 2007-2008. While the State’s revenue forecast for fiscal year 2008-2009 anticipated a slowdown, it did not expect a major recession. The global financial market collapse in September 2008 sent an already contracting economy into a severe recession, resulting in a decline of over 11% in fiscal year 2008-2009 General Fund revenues. The State balanced the 2008-2009 budget by various cuts in expenditures, deferrals of certain capital improvements and the temporary increase in certain taxes.

The fund balance of the General Fund declined from $1.678 billion at June 30, 2008 (as restated) to negative $777.573 million at June 30, 2009 (as restated). For fiscal year 2008-2009, the State appropriated most of the beginning unreserved fund balance, appropriated $1.155 billion of Federal recovery funds, reduced expenditures, and transferred amounts from other funds (and statutory reserves) to finance a General Fund revenue shortfall (excess of total expenditures over total revenues) of $2.983 billion. Even with the receipt of Federal recovery funds, total revenues of the General Fund decreased for the first time in seven years. General Fund tax revenues also decreased. A rise in the State’s unemployment rate contributed to a 2% decline in withholding tax payments by employers and a 31.1% decline in final income tax payments by taxpayers. Refunds of individual income taxes increased 13.8%. Additionally, the tax rate on higher income taxpayers was reduced from 8% to 7.75% for tax year 2008. Corporate income taxes, which are highly volatile over the business cycle, decreased by 25.61% in 2008. Even with a rise in the State sales and use tax from 4.25% to 4.5%, effective October 1, 2008, sales and use tax revenues decreased by 4.94%. The rise in the State unemployment rate contributed to a downturn in consumer spending. The sector impacted the most by the decline was housing.

The State improved the negative General Fund balance of negative $777.573 at June 30, 2009 (as restated) to $594.653 million at June 30, 2010 (as restated). This improvement was attributable to temporary tax increases, agency allotment reductions, and receipt of federal recovery funds. The State’s total revenues for governmental activities grew more rapidly than total expenses during fiscal year 2010. Revenues increased by 9.3% ($3.37 billion), while total expenses increased approximately one percent ($161.9 million). The growth in revenues is attributable mainly to temporary tax increases enacted by the General Assembly and increases in federal recovery funds.

The fund balance of the State’s General Fund nearly doubled from $594.653 million at June 30, 2010 (as restated) to $1.184 billion at June 30, 2011. This improvement was attributable primary to agency allotment reductions. The State’s total revenues for governmental activities grew more rapidly than total expenses during fiscal year 2011. Revenues increased by 2.74% ($1.09 billion), while total expenses increased by 2.3% ($877.3 million). The small growth in revenues is attributable mainly to the slow economic and revenue recovery and additional federal funding for transportation improvement projects.

During fiscal year 2011, the General Fund recognized $1.791 billion in federal recovery funds, provided under the American Recovery and Reinvestment Act of 2009 (“ARRA”). ARRA includes two key funding streams for states, the State Fiscal Stabilization Fund (“SFSF”) and increased federal participation in Medicaid (“FMAP”). The SFSF is a one-time federal appropriation intended to help stabilize state and local government budgets in order to minimize layoffs and disruptions in education and other essential public services. The FMAP is a temporary increase to states in the federal share of Medicaid costs. Each state’s increase in FMAP is based on the increase in unemployment percentages for each quarter. The federal recovery funds were used to avoid deeper reductions in spending. This funding ended in fiscal year 2011.

General Fund Budgets

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In odd numbered years the General Assembly enacts the State budget for the next biennium, consisting of an annual budget for each of the two fiscal years in the biennium. The General Assembly customarily convenes in the second year of the biennium and makes adjustments to the budget previously enacted for the second fiscal year. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly. The State is currently in the biennium that began July 1, 2011 and that ends on June 30, 2013.

Fiscal Year 2011 Budget. On June 30, 2010, the General Assembly adopted an $18.9 billion budget for fiscal year 2010-2011, which was signed by Governor Perdue on June 30, 2010. The budget reduced State spending by 3.3%, or approximately $800 million. The budget also included a contingency plan of $518 million in Federal funding for Medicaid to the State is not received by January 1, 2011. The contingency plan would cut funding to all State agencies by 1 percent and also reduce retirement contributions. No new tax increases were imposed, although annual car and truck registration fees were increased. The budget provided $200 million for assistance to small businesses and infrastructure, including $58 million to establish the North Carolina Mobility Fund to relieve traffic congestion, improve logistic capabilities, and create jobs in the State, $34 million in tax relief by establishing a 25 percent refundable tax credit against unemployment insurance contributions, and investments in the Main Street Solutions program and other small business assistance programs to assist businesses.

Education had few cuts in the budget. The budget saved $30 million by raising community college tuition by $6.50 per credit hour for in-state students and by $7.20 per hour for out-of-state students. However, community colleges are fully funded for enrollment growth. Higher education made about $170 million in discretionary cuts, including a $70 million direct cut to the University of North Carolina system. The budget used money from the State lottery to continue teacher jobs and also allotted $10 million in recurring funds for diagnostic assessment tools to give teachers the ability to track the performance of individual students.

The budget reduced spending by $50.7 million by reforming Medicaid’s in-home personal care services program by replacing it with a new program resulting in fewer service hours and determining more patients to be ineligible. The budget also reduced spending by $20.5 million by linking inmate medical costs to the Medicaid fee schedule, supplied increased funds for the State Ethics Commission and the State Board of Elections, supplied $8.8 million for the Criminal Justice Law Enforcement Automated Data Services project that will merge all criminal data records into one interactive and comprehensive system, supplied $4.7 million to expand the VIPER system which ensures that first responders on the ground are adequately equipped to communicate with one another during emergency situations. The budget also restored the $40 million community mental health reduction which occurred in 2009. North Carolina is expected to meet its revenue forecasts for fiscal year 2011. In addition to revenue performance, the State instructed State agencies to reserve 3.5% of agency budgets in the event of additional revenue volatility.

Fiscal year 2011 concluded on June 30, 2011 and the audited financial statements will be available in late 2011. The State’s unaudited Monthly Financial Report is current as of May 31, 2011. For the fiscal year 2011, when compared to the prior year through May 31, actual net tax and non-tax revenues increased by $474.6 million or 2.8%. Tax revenues through May 2011 increased by $583 million or 3.7%, and non-tax revenues decreased by $108.4 million or 12.8%. Corporate Income Tax and Franchise Tax Revenue for fiscal year 2011, when compared to the prior year through May 31, showed a decrease due to the prior year collection efforts of the State Department of Revenue. Due to the shortfall in revenue collections during fiscal year 2011, the State continued to implement a cash flow management process that monitors State agency spending requirements.

Fiscal Year 2012 Budget. The General Assembly enacted a $19.7 billion budget for fiscal year 2011-12, closing the $2.6 billion budget gap through spending reductions (64%) and adjustments to availability (36%). Spending reductions totaled $2.1 billion. The largest reductions occurred in the functional areas of education ($1.2 billion) and health and human services ($531 million). Adjustments increased availability by $354 million. Major adjustments included transfers from the Highway Fund for State Highway Patrol ($197 million), increases in judicial fees ($62 million), and suspension of the corporate earmark for public school construction ($72 million). In addition, three cabinet departments (Crime Control and Public Safety, Correction, and Juvenile Justice and Delinquency Prevention) were combined into a new Department of Public Safety to streamline government and save costs related to administration and staff.

The largest tax change for fiscal year 2011-12 was the expiration of the temporary tax package passed as part of the 2009-2011 biennium budget. This package included a one cent increase in the State sales tax (which expired on July 1, 2011), a two to three percent income tax surcharge on highest-income households (expired for taxable years on or after January 1, 2011), and a three percent surcharge on corporate income taxes (expired for taxable years or after January 1, 2011). Allowing the package to expire decreased annual State revenue by an estimated $1.3 billion.

Another notable tax change for fiscal year 2011-12 was the business-income tax exemption. This revenue change exempts the first $50,000 in non-passive business income paid through the personal income tax. The exemption is effective for tax years 2012 and 2013 and saves limited liability companies, S-corporations, and sole proprietorships an estimated $132 million in 2011-2012.

The General Assembly also enacted Session Law 11-390 (House Bill 619) establishing new procedures for the Secretary of Revenue to follow when the Secretary has reason to believe that a corporation conducts its business in such a manner as to fail to accurately report its State net income. The provisions are effective for taxable years beginning on or after January 1, 2012.

Non-Tax Revenue

Tobacco Fund Settlement. On November 23, 1998, 46 states’ Attorneys General and the major tobacco companies signed a settlement agreement that, among other things, reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. The maximum that North Carolina could receive is approximately $4.6 billion over the first 25 years pursuant to the settlement agreement; provided, however, that the formulation of the actual amounts payable each year depends upon various factors, including the market share of such companies. Under the initial statutory framework established for the application of the proceeds of the national tobacco settlement funds, one-half of the receipts for each year were to be transferred to the Golden L.E.A.F. Foundation, a special non-profit corporation dedicated to assisting economic development in tobacco dependent regions of the State. The remaining half of the annual settlement receipts was deposited equally to two trust funds, the Tobacco Trust Fund, a special trust fund created to foster the vitality and solvency of the tobacco-related segment of the State’s agricultural economy, and the Health and Wellness Trust Fund, a special trust fund created to address the health needs of North Carolina. In certain years. tobacco settlement receipts ear-marked for the two Trust Funds have been diverted to the General Fund to fund a part of the budgetary deficits in those years.

Effective July 1, 2011, the General Assembly amended the State statutes so that one-half of annual settlement receipts that were once transferred to the Tobacco Trust Fund and the Health and Wellness Trust Fund are now allocated as follows: 1) debt service payments for health related capital projects, 2) the University Cancer Research Fund, and 3) the State’s General Fund to be used for the following purposes: a) for the benefit of tobacco producers, tobacco allotment holders and persons engaged in tobacco related businesses, and b) for the benefit of a broad range of health programs and initiatives. The Golden L.E.A.F. Foundation continues to receive the other half of the settlement receipts.

The federal government is currently suing the major tobacco companies to recoup costs of the federal government related to smoking. Any award to the federal government in such lawsuit could have an impact on the tobacco companies’ ability to make payments under the settlement with the State.

State Lottery. On August 30, 2005, the State approved a lottery. The net proceeds of the lottery provide enhanced educational opportunities, support public school construction, and fund college and university scholarships. The lottery began ticket sales on March 3, 2006, and through June 30, 2011 gross sales have totaled

$6.369 billion and the lottery has earned over $2.011 billion to support educational programs for the State during that period.

Other Non-Tax Revenue. The State receives other non-tax revenue that is deposited in the General Fund. The most important sources are interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. Various fees and other charges and receipts are also classified as “other non-tax revenue.”

Economic Characteristics

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, exports, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,958,000 jobs as of April 2012. The largest segment of jobs was approximately 3,344,000 in various service categories, including 702,000 in government, 733,700 in trade, transportation, and utilities, and 556,000 in educational and health services; and 614,100 in goods producing.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1990 to 2011 grew from $17,295 to $36,164. Over a similar period, according to the North Carolina Employment Security Commission (“NCESC”), the seasonally-adjusted labor force grew from 3,441,436 to 4,503,162, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by NCESC, the State’s seasonally-adjusted unemployment rate in December 2011 was 9.90% of the labor force, compared to the nationwide unemployment rate of 8.50% for the same period. The State’s May 2012 unemployment rate is slightly higher than the United States’ rate of 8.2%.

According to the North Carolina Department of Commerce, the beginning of the last recession was December 2007 and ended June 2009. Based on this designation, the national recession officially lasted 18 months. However, North Carolina, like the rest of the nation, is still dealing with a prolonged period of high unemployment and slow job growth. While the recession officially began in December 2007, North Carolina’s seasonally adjusted Total Nonfarm employment peaked in February 2008 at 4,183,800. The State experienced 24 months of continuous decline until it reached its lowest level of Total Nonfarm employment in February 2010 when employment reached 3,850,400. Between the peak in employment in February 2008 and the low of February 2010, North Carolina lost 333,400 jobs — a decrease of 8.0 percent. All major industrial sectors experienced job declines with the exception of Education & Health Services and Government, which experienced modest gains of 7,400 jobs and 4,200 jobs, respectively. The largest job losses were experienced in Manufacturing (98,600), Trade, Transportation & Utilities (73,500), Construction (72,100), and Professional & Business Services (36,500). Based on April 2012’s preliminary employment estimates, North Carolina’s economy has gained 107,700 jobs since the low in February 2010. The State has experienced over-the-month increases in 13 of the last 26 months. The largest job growth has been in Professional & Business Services, which has added 48,500 jobs, mostly due to growth in Administrative & Support & Waste Management & Remediation Services (29,700). Employment in the private sector rose by 108,700 since February 2010. The largest job loss occurred in Construction, which lost 3,900 jobs.

Agriculture is another basic element of the State’s economy. In calendar year 2010, the State’s agricultural industry, including food, fiber, and forest, contributed over $70 billion to the State’s economy and accounted for 18% of the State’s income. Net agricultural income was in excess of $3.3 billion in 2010, placing the State seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, followed by the pork industry, nursery and greenhouse products and the tobacco industry. According to the State Commissioner of Agriculture, the State ranked first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes; second in Christmas trees, hogs & pigs, trout sold, and turkeys; and third in strawberries-fresh market.

The Research Triangle Park (the “Park”), located within Wake and Durham Counties, is one of the largest planned research parks in the world, covering over 7,000 acres of rolling, wooded landscape. Founded in 1959, it is approximately equidistant from Duke University in Durham, the University of North Carolina at Chapel Hill, and North Carolina State University in Raleigh. The Park’s primary objective is to attract research-related institutions to the area. The Park currently contains more than 170 organizations, including International Business Machines Corporation, GlaxoSmithKline, Cisco Systems, MCNC (formerly Micro Electronics Center), RTI International (formerly Research Triangle Institute), the United States Environmental Protection Agency, and the

National Institute of Environmental Health Services. The research institutions in the Park employ over 39,000 fulltime knowledge workers.

A significant military presence in the State contributes further to the diversity of the State’s economic base. A 2008 State Department of Commerce study found that the military had a $23.4 billion total impact on the State’s economy. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base.

Litigation

The following lists pending litigation in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina and State Board of Education — Right to a Sound Basic Education (formerly Leandro, et al. v. State of North Carolina and State Board of Education). In 1994, students and boards of education in five counties in the State filed suit in Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high cost students in their counties’ systems.

The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The State filed a motion to dismiss, which was denied. On appeal, the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties, but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff county was held in the fall of 1999. In rulings issued in the fall of 2000 and spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with a “sound basic education” and to report to the Court every 90 days on remedial actions being implemented. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et. al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe and Lenoir Counties, filed suit seeking a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are civil penalties which under the North Carolina Constitution must be paid to the schools.

On December 14, 2001, the trial court granted summary judgment in favor of the plaintiffs on all issues, concluding that the funds in dispute are civil fines or penalties required by Article IX, Section 7 of the Constitution to be remitted to the public schools in the county where the violation occurred. The court further determined a three-year statute of limitations to be applicable, making the order retroactive to December 1995. This case was argued in the Court of Appeals in February, 2003. The State Court of Appeals rendered a decision in September 2003 substantially favorable to the State. On July 1, 2005 the State Supreme Court reversed the Court of Appeals in part, concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The case was remanded to Superior Court and on August 8, 2008 the Superior Court entered a judgment in the amount of $749.886 million. The court acknowledged, however, that the judicial branch did not have the power to force the State to satisfy the judgment and that any decision to do so would have to come from the legislature. It has been indicated to the school boards that the General Assembly will take the decision into account in its considerations for appropriations to the public schools and they have not attempted to enforce the judgment.

3. State Employees Association of North Carolina v. State; Stone v. State — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, the State Employees Association of North Carolina (“SEANC”) filed an action in Wake County Superior Court demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001, and the State Court of Appeals affirmed this dismissal on December 3, 2002. The State Supreme Court, on June 13, 2003, reversed the Court of Appeals on issues related to class standing and remanded with instructions to consider procedural issues raised but not addressed by the Court of Appeals. The Court of Appeals remanded the case to the Superior Court of Wake County without opinion and without considering any remaining issues.

In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of withheld employer contributions and a prohibition against future diversions. A class comprised of all members of the retirement system was certified and the case proceeded through class notification and toward trial, On September 6, 2006 and on February 27, 2007, the trial court issued separate orders granting summary judgment in favor of plaintiffs on two of their claims that the diversion of funds violated the State Constitution, while granting summary judgment in favor of the State on the remaining claims. These orders did not direct any repayment of funds. On August 5, 2008, the State Court of Appeals affirmed the order of the trial court. On June 17, 2009, the parties’ appeals to the State Supreme Court were dismissed and their petitions for discretionary review were denied. The case now returns to the Superior Court for consideration of damages, Because the General Assembly has repaid the principal amount withheld from the Retirement System, consideration will focus on lost interest and earnings, if any. A new judge will need to be appointed to hear the case, as the judge previously assigned to the case is now employed by the North Carolina Department of Transportation.

4. State of North Carolina v. Philip Morris, Inc., et al. — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. Defendants filed a motion to compel arbitration of this case pursuant to the terms of the MSA. On December 4, 2006, the State Business Court granted Defendants’ motion and ordered the parties to submit their dispute to an arbitration panel. Further litigation was stayed pending the outcome of the arbitration. The State Court of Appeals upheld the order for arbitration, and on March 19, 2009, the State’s petition for discretionary review was denied by the State Supreme Court. The State will, therefore, now be required to participate in a national arbitration process with the tobacco companies and all other MSA states. The State may be unable to recover a portion of 2006’s MSA payment if it does not prevail in this litigation.

5. Pendergraph v. North Carolina Department of Revenue — Refund of Income Taxes. Taxpayers filed a class action complaint and petition for judicial review with the North Carolina Business Court for a refund of income taxes. Taxpayers are pursuing a constitutional challenge to N.C. Gen. Stat. § 128-31 (1988), N.C. Gen. Stat. § 135-9 (1988), and N.C. Gen. Stat. § 105-134.6 (1988), which repealed the tax exemptions for State and local retirement benefits and subjected all State, local and Federal benefits above $4,000 to tax. These amendments became effective for taxable years beginning on or after January 1, 1989. The Department of Revenue has filed a motion to dismiss, which is currently pending before the court. The amount at issue is not readily calculable, but it is likely to be in excess of $20 million dollars.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. According to the State Attorney General, no litigation of any kind is now pending either in State or federal courts or, to the knowledge of the Department of State Treasurer after consultation with the Attorney General, that is expected to have a material adverse effect on the financial position of the State.

Long-Term Debt and Ratings

As of June 30, 2011, the State had total long-term debt outstanding (bonds, special indebtedness, and notes payable) of $8.461 billion, an increase of 4.43% from the previous fiscal year end. The State issued $500 million in limited obligation bonds for its governmental activities during fiscal year 2011 to finance various State and university capital improvement projects, which were authorized for special indebtedness financing by previous sessions of the General Assembly. Additionally, the North Carolina Turnpike Authority, a business-type activity of the State, issued $233.92 million in revenue bonds and had additional borrowings of $195.8 million from a federal transportation loan.

The State refinanced $818.92 million of its existing debt in fiscal year 2011 to improve cash flow and to take advantage of lower interest rates, reducing the State’s future debt service payments by approximately $430.3 million over the next 12 years.

General Obligation Bonds. As of June 30, 2011, the State had no authorized but unissued general obligation indebtedness. The State Constitution permits additional general obligation bonds to be issued without a referendum to the extent two-thirds of the amount by which the State’s outstanding indebtedness (defined for this purpose as general obligation bonds) shall have been reduced during the preceding biennium. The State’s outstanding indebtedness for the past five fiscal years is set forth below:

As of June 30,	Principal Amount Outstanding
2007	$5,899,525,272
2008	5,533,634,403
2009	5,169,265,000
2010	5,270,660,000
2011	4,846,205,000

Special Indebtedness. Pursuant to the State Capital Facilities Finance Act, the State issues various types of debt that is not supported by the full faith, credit and taxing power of the State. Termed “Special Indebtedness,” such debt is supported primarily by annual appropriations for debt service by the General Assembly, but may also be secured by a lien on facilities, equipment or other assets. Examples of Special Indebtedness include certificates of participation, lease-revenue bonds and limited obligation bonds. As of June 30, 2011, the State had authorized but unissued special indebtedness of $1.228 billion to be used for university projects, psychiatric hospitals, correctional facilities, guaranteed energy savings contracts, State and other projects, and repairs and renovations. The State’s outstanding special indebtedness for the past five fiscal years is set forth below:

As of June 30,	Principal Amount Outstanding
2007	$972,685,000
2008	1,200,925,000
2009	1,986,450,000
2010	1,668,350,000
2011	2,090,650,000

Legal Debt Limit. The State Constitution provides in substance that the State shall not contract a debt, other than refunding debt, by borrowing money in any biennium and pledge its faith and credit to the payment thereof for an amount in excess of two-thirds of the amount by which the outstanding debt of the State shall have been reduced in the preceding biennium unless the proposed debt is submitted to and approved by the voters at an election. Exceptions to this requirement, arising either from specific language in the State Constitution or court cases, include refunding bonds, notes or other obligations issued in anticipation of revenues, moral obligation bonds, revenue bonds and obligations as to which the State’s payments are subject to annual appropriation.

Debt Affordability Advisory Committee. During the 2003-2004 Session, the General Assembly created a Debt Affordability Advisory Committee (the “Committee”) to annually advise the Governor and the General Assembly on the estimated debt capacity of the State for the upcoming ten fiscal years. The Committee is responsible for preparing an annual debt affordability study and establishing guidelines for evaluating the State’s debt burden.

In February 2012, the State Treasurer completed the most recent Debt Affordability Study for the State (the “Study”). The Study provides the Governor and the General Assembly with a basis for assessing the impact of future debt issuance on the State’s fiscal position and enables informed decision making regarding both financing proposals and capital spending priorities. A secondary purpose of the Study is to provide a methodology for measuring, monitory and managing the State’s debt levels, thereby protecting, and perhaps enhancing the State’s bond ratings.

The Committee adopted the following target and ceiling guidelines as the basis for calculating the recommended amount of General Fund-supported debt that the State could prudently authorize and issue over the next 10 years:

1.	Net tax-supported debt service as a percentage of General Tax Revenues should be targeted at no more than 4% and not exceed 4.75%;
2.	Net Tax-Supported Debt as a percentage of Personal Income should be targeted at no more than 2.5% and not exceed 3.0%; and
3.	The amount of debt to be retired over the next 10 years should be targeted at no less than 55% and not decline below 50%.

Ratings. The February 2012 study of the State Debt Affordability Advisory Committee reported that all of the State’s debt ratios are at or below median levels for the State’s peer group composed of states rated “triple A” by all three rating agencies. Thus, the study concludes that the State’s debt is considered manageable at current levels. Credit rating agencies consider a debt affordability study as a positive factor when evaluating issuers and assigning credit ratings. The State’s general obligation bonds are currently rated Aaa with a “stable” outlook by Moody’s Investors Service, Inc., AAA with a “stable” outlook by Standard & Poor’s Rating Services, and AAA with a “stable” outlook by Fitch Ratings. In February 2011, all three ratings agencies affirmed the triple-A credit rating for the State.

Retirement and Pension Plans

The State has a number of defined benefit public employee retirement plans and one defined contribution plan administered by the State. There are other defined contribution plans administered by a third party under the auspices of the State. The State may or may not make supplementary contributions to these plans. Although the assets of the administered plans are commingled for investment purposes, each plan’s assets may be used only for payment of benefits to the members of the plans and for related administrative costs. The State also provides an optional retirement plan for certain university employees and a special separation allowance for eligible sworn law enforcement officers.

Actuarial valuations are used to determine contribution rates for the plans. The unfunded accrued actuarial liability is a measure of the present value of benefits estimated to be due in the future for current or past employees given assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits given assumptions including normal cost and member contributions. Such determinations result in the calculation of an expected contribution amount (known as the “annual required contribution” or “ARC”) for the State. The level of the contribution amount in later years depends on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts and whether the State has contributed the complete ARC in intervening years.

Each of the following three defined benefit plans involves employees of the State:

Teachers’ and State Employees’ Retirement System — Membership is comprised of employees of State agencies and institutions, including teachers and employees of the local boards of education, university and community college faculty and employees, and State-employed law enforcement officers. On December 31, 2010, there were 317,740 total active member accounts, and in addition, there were 102,149 inactive members. Annuitants for December 31, 2010 totaled 163,938. Benefits accrue at the rate of 1.82% of the 4-year average compensation for each year of service. For the fiscal year beginning July 1, 2011, the system is funded by a member contribution of 6% of compensation and an employer contribution of 7.44%, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Consolidated Judicial Retirement System — Membership is comprised of judges, district attorneys, and clerks of court. On December 31, 2010, there were 566 total active member accounts, and in addition, there were 48 inactive members. Annuitants for December 31, 2010 totaled 543. Benefits accrue at the rates of 3.02%, 3.52%

or 4.02% of final compensation for each year of service, depending on the status of members. For the fiscal year beginning July 1, 2011, the system is funded by a member contribution of 6% of compensation and an employer contribution of 25.05% of covered payroll, in addition to investment income. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Legislative Retirement System — Membership is comprised of members of the General Assembly. On December 31, 2010, there were 169 total active member accounts, and in addition, there were 77 inactive members. Annuitants for December 31, 2010 totaled 258. Benefits accrue at the rate of 4.02% of final compensation for each year of service. For the fiscal year beginning July 1, 2011, the system is funded by a member contribution of 7% of compensation, in addition to investment income. No contribution was made by the State for the fiscal year beginning July 1, 2010 because the plan had a market value in excess of its liabilities. The plan does not provide for automatic post-retirement benefit increases. Increases are contingent on actuarial gains of the plan.

Other Plans

In addition to the above retirement plans, the State administers the following pension and retirement plans. All are defined benefit plans except for the Sheriff’s Supplemental Pension Fund which is a defined contribution plan.

Firemen and Rescue Squad Pension Fund — Membership is comprised of both volunteer, State, and locally employed firemen, and certified rescue squad personnel who elect membership. Estimated membership totaled 38,484 at June 30, 2010. Pensioners as of June 2010 totaled 11,298. Benefits are $170 per month payable at age 55 with a minimum of 20 years of service. The plan is funded by a $10 monthly contribution by the member, investment income and an actuarially based State appropriation.

National Guard Pension Fund — Membership is established at age 60 for former members of the State National Guard who have 20 or more years active duty with the National Guard. Benefits are $95 per month for the first 20 years of service and $9.50 per month for each additional year of service to a maximum of $190.00 per month. Pensioners at December 31, 2010 totaled 3,889. The plan is funded by an actuarially-based State appropriation and investment income.

Legislative Retirement Fund — The law creating this fund was repealed in 1973. Membership is comprised of members and former members of the General Assembly. Accrued rights were preserved for members at the date of repeal. Benefits totaling $18,600 were being paid to 12 annuitants for the calendar year ended December 2010. The State appropriates annually the amount necessary to pay benefits due for each year.

Sheriffs’ Supplemental Pension Fund — This plan is a defined contribution plan established by the State to provide supplemental pension benefits for all eligible, retired county sheriffs. Membership is comprised of sheriffs who are retired from the Local Governmental Employees’ Retirement System and beneficiaries that meet the statutory eligibility requirements. At June 30, 2011, there were 91 sheriffs and no beneficiaries enrolled in the plan, with all 100 of the State’s counties eligible to participate.

Local Governmental Employees’ Retirement System — Membership is comprised of general employees and local law enforcement officers of participating local governmental entities. Benefits are nearly identical to the benefits that accrue to members of the Teachers’ and State Employees’ Retirement System described above. The system is funded by an employee contribution of 6% and an employer contribution at varying rates by the participating local governments. As of October 1, 2011, the normal employer contribution rate was 6.88% while the contribution rate for employers of law enforcement members was 7.36%. The State’s responsibility is administrative.

Registers of Deeds’ Supplemental Pension Fund — This plan was created to provide supplemental retirement benefits to retired elected county Registers of Deeds who have 10 or more years of service as a Register. The plan is funded by monthly remittances to the Department of State Treasurer, by each county, equal to 1.5% of the receipts collected pursuant to Article 1 of Chapter 161 of the General Statutes. The amount of the benefit is 75% of a retired Register of Deeds’ final rate of pay offset by benefits from the Local Governmental Employees’ Retirement System, to a maximum of $1,500 per month from the plan. As of December 31, 2010, there were 88 retired Registers of Deeds receiving benefits for this plan at an annual cost of $1,486,916. The State’s ARC for the current fiscal year is zero.

As of December 31, 2009, the total calculated unfunded actuarial accrued liability of the defined benefit plans other than the Teachers’ and State Employees’ Retirement System, the Consolidated Judicial Retirement System,

and the Legislative Retirement System was approximately $157.65 million, less than 1% of the asset value in the plans which had an unfunded liability.

Actuarial Valuations

Set forth below is a the five year schedule of funding progress for all of the State’s defined benefit pension trust funds (expressed in thousands):

Actuarial Valuation Date	Actuarial Value of Assets	Actuarially Accrued Liability	(Funded) Unfunded Actuarially Accrued Liability	Funded Ratio	Covered Payroll	(Funded) Unfunded Actuarially Accrued Liability as a Percentage of Covered Payroll
Teachers’ and State Employees’
12/31/2010	$57,102,198	$59,876,066	$2,773,868	95.4%	$13,053,831	21.3%
12/31/2009	55,818,099	58,178,272	2,360,173	95.9	13,253,030	17.8
12/31/2008	55,127,658	55,518,745	391,087	99.3	13,267,554	3.0
12/31/2007	55,283,120	52,815,089	(2,468,031)	104.7	12,701,017	(19.4)
12/31/2006	52,420,808	49,391,907	(3,028,901)	106.1	11,711,386	(25.9)

Consolidated Judicial
12/31/2010	$451,196	$492,606	$41,410	91.6%	$66,605	62.2%
12/31/2009	439,987	474,949	34,962	92.6	66,171	52.8
12/31/2008	433,553	441,933	8,380	98.1	65,083	12.9
12/31/2007	430,356	418,137	(12,219)	102.9	61,338	(19.9)
12/31/2006	406,015	378,490	(27,525)	107.3	53,348	(51.6)

Legislative
6/30/2010	$29,835	$23,752	$(6,083)	125.6%	$3,668	(165.8	) %
6/30/2009	29,792	23,511	(6,281)	126.7	3,622	(173.4)
6/30/2008	30,097	23,092	(7,005)	130.3	3,670	(190.9)
6/30/2007	30,698	22,883	(7,815)	134.2	3,680	(212.4)
6/30/2006	29,589	21,742	(7,847)	136.1	3,695	(212.4)

Firemen’s and Rescue Squad Workers’
12/31/2010	$318,273	$370,236	$51,963	86.0%	n/a	n/a
12/31/2009	315,697	351,324	35,627	89.9	n/a	n/a
12/31/2008	316,973	339,022	22,049	93.5	n/a	n/a
12/31/2007	305,869	322,453	16,584	94.9	n/a	n/a
12/31/2006	287,933	304,339	16,406	94.6	n/a	n/a

North Carolina National Guard
12/31/2010	$86,559	$127,066	$40,507	68.1%	n/a	n/a
12/31/2009	81,371	121,855	40,484	66.8	n/a	n/a
12/31/2008	78,067	112,747	34,680	69.2	n/a	n/a
12/31/2007	74,794	109,431	34,637	68.3	n/a	n/a
12/31/2006	66,898	105,017	38,119	63.7	n/a	n/a

Registers of Deeds’
12/31/2010	$40,529	$22,104	$(18,425)	183.4%	$5,926	(310.9)%
12/31/2009	38,913	21,840	(17,073)	178.2	6,092	(280.3)
12/31/2008	37,212	18,365	(18,847)	202.6	6,024	(312.9)
12/31/2007	35,453	17,830	(17,623)	198.8	5,869	(300.3)
12/31/2006	32,371	17,375	(14,996)	186.3	5,558	(269.8)

Local Governmental Employees’
12/31/2010	$18,570,514	$18,646,430	$75,916	99.6%	$5,113,742	1.5%
12/31/2009	17,723,253	17,804,791	81,538	99.5	5,184,128	1.6
12/31/2008	17,100,739	17,173,975	73,236	99.6	4,974,742	1.5
12/31/2007	16,791,984	16,868,147	76,163	99.5	4,750,682	1.6
12/31/2006	15,564,789	15,643,377	78,588	99.5	4,468,394	1.8

Other Post-Employment Benefits

The State administers two post-employment benefit plans, the Retiree Health Benefit fund and the Disability Income Plan. Although the assets of the administered plans are commingled for investment purposes, each plan’s assets may be used only for payment of benefits to the members of the plans and for related administrative costs. In April 2004, GASB issued Statement No. 43, Financial Reporting for Post-employment Benefit Plans Other Than Pension Plans (effective for fiscal year 2006-2007) and in June 2004, GASB issued Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions (effective for fiscal year 2007-2008), collectively termed “OPEB.” The actuarial data is disclosed in the notes to the State’s CAFR, based on the disclosure requirements for a cost-sharing, multiple-employer plan, and are also presented as required supplementary information (“RSI”). The unfunded actuarial liability is not recorded as an accounting liability but is disclosed in the notes to the financial statements, and as required supplementary information.

Beginning with fiscal year 2007-2008, the State’s CAFR presents the required disclosures as an employer under GASB Statement No. 45. GASB Statement No. 45 requires the presentation of the State’s OPEB costs. State contributions to such plans depend on actual investment return, whether the various other assumptions as to expenditures from the plans correspond to actual facts and what amounts in excess of the payment of current costs, if any, the State has contributed in intervening years.

Retiree Health Benefits

Aon Consulting completed the fourth actuarial valuation of retiree health benefits plan as of December 31, 2010. The State retiree healthcare benefit is currently funded on a pay-as-you-go basis, with minimal additional accumulation of funds to pay the retiree health benefit. Based on the current funding method with limited accumulation of funds, the actuarial assumptions reflect a short-term discount rate of 4.25%. The projected unit credit method indicated an accrued liability of $33.495 billion for the retiree healthcare plan ($32.839 billion unfunded), with an annual required contribution of $2.911 billion. In the aggregate for the 2010-2011 fiscal year, the participating employers in the retiree healthcare plan funded OPEB costs of $743.659 million. For the fiscal year 2010-2011, the State and its Component Units, as employers in the cost-sharing, multiple employer plan, funded OPEB costs of $365 million for the retiree healthcare plan, its statutorily required contribution.

Participating employers in the retiree health care benefit plan include the primary government State agencies, local education agencies, the University of North Carolina, community colleges, and several local governments.

The 2006 Session of the General Assembly ratified Senate Bill 837 establishing that for employees first hired on and after October 1, 2006, and members of the General Assembly first taking office on or after February 1, 2007, future coverage as retired employees and retired members of the General Assembly is subject to the requirement that the future retiree have 20 or more years of retirement service credit in order to receive coverage on a noncontributory basis. Employees or members of the General Assembly with 10 but less than 20 years of retirement service credit are eligible for coverage on a partially contributory basis.

Disability Income Plan of North Carolina

The latest actuarial valuation of disability income benefits plan was done by Buck Consulting and dated December 31, 2010 (“Buck report”). The Buck report was released on October 7, 2011. The Buck report employed the aggregate actuarial cost method, which does not identify or separately amortize unfunded liabilities. Information about the plan’s funded status and funding progress was prepared using the entry-age actuarial cost method as an approximation. Using the entry-age method, the Buck report indicated an accrued liability of $498.5 million for the plan (of which $120.5 million is unfunded), with an ARC of $67.8 million for the 2010-2011 fiscal year.

In aggregate for the 2009-2010 fiscal year, the participating employers in the disability income plan funded OPEB costs of $77.4 million. For the fiscal year 2010-2011, the State, as one employer in the cost-sharing multiple employer plan, funded OPEB costs of $37.9 million for the disability income plan, its statutorily required contribution. Participating employers in the Disability Income Plan of North Carolina include the primary government, State agencies, local education agencies, the University of North Carolina, and Community Colleges.

Ohio Municipal Money Market Portfolio. The following information is a brief summary of factors affecting the economy of the State of Ohio (the “State” or “Ohio”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The State Constitution effectively precludes the State from ending a fiscal year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (“GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (“BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding fiscal year. The BSF is generally maintained by transfer from the surplus, if any, in each fiscal year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2010-11 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)[1]	Ending Cash Balance (In Thousands)
1984-85	1983	1985	$297,600	$849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539
2004-05	2003	2005	682,632	1,209,200
2006-07	2005	2007	215,534	1,432,925
2008-09	2007	2009	389,103	734,526
2010-11	2009	2011	430,707	844,467

[1]	Reflects the ending fund balance including amounts designated for transfer to other funds, including the BSF.

Recent Receipts and Disbursements

The following summary statements, prepared by the State’s Office of Budget and Management (“OBM”) and based on its records, include (i) governmental and proprietary appropriated funds, cash receipts and cash disbursements, and (ii) GRF cash basis activity.

The governmental and proprietary appropriated funds encompass the General Fund (which includes the GRF and BSF), as well as special revenue, debt service, capital projects, and enterprise fund types, all as defined and included in each of the State’s Basic Financial Statements.

SUMMARY STATEMENT
GOVERNMENTAL AND PROPRIETARY APPROPRIATED FUNDS
($ in Millions)
Cash Receipts

SOURCE OF RECEIPTS	Fiscal Year
	2007	2008	2009	2010	2011
Taxes:
Personal Income(a)	$9,722.9	$9,848.2	$8,322.2	$7,886.8	$8,820.1
Sales and Use(b)	7,747.4	7,866.3	7,325.8	7,254.3	7,769.0
Corporate Franchise(c)	1,125.7	754.6	521.4	142.3	237.2
Commercial Activity Tax(d)	594.9	961.4	1,179.1	1,342.1	1,451.6
Gasoline	1,719.8	1,848.4	1,726.7	1,727.2	1,757.2
Public Utilities and Kilowatt Hour	800.3	801.1	799.9	721.5	728.0
Cigarette(e)	986.3	950.9	924.8	886.9	855.6
Foreign Insurance	278.0	284.6	265.0	266.4	273.0
Highway Use	47.6	41.3	30.5	29.4	30.1
Estate	72.1	61.4	64.4	55.0	72.1
Alcoholic Beverages	57.2	57.7	58.0	57.1	56.4
Liquor Gallonage	34.3	35.0	35.8	36.5	37.6
Domestic Insurance Franchise	169.6	159.3	160.1	166.5	194.3
Other	60.8	80.6	84.0	83.9	84.1
Total Taxes	23,416.9	23,750.8	21,497.7	20,655.9	22,366.3
Licenses, Permits and Fees	2,403.8	2,524.7	2,592.4	3,076.2	3,102.0
Sales, Services and Charges	1,697.5	1,771.7	1,921.2	1,758.2	1,958.9
Federal Government (including ARRA)	15,432.7	15,951.9	18,040.4	21,104.5	22,373.7
Other(f)	4,080.3	3,962.4	3,604.1	3,328.4	3,783.1
Proceeds from Sale of Bonds and Notes(g)	1,496.7	5,782.4	966.1	1,015.2	1,345.1
Total Cash Receipts	$48,527.9	$53,743.9	$48,621.8	$50,938.6	$54,929.1

(a)	Beginning in calendar year 2005 the personal income tax rate was being reduced by 21% (4.2% per year over five years, with the last reduction delayed from tax year 2009 to tax year 2011 as described herein.

(b)	Reflects a sales and use tax rate of 5.5%.
(c)	Beginning in calendar year 2006, except for financial institutions, the State corporate franchise tax rate was phased out at a rate of 20% per year over five years.
(d)	See discussion herein of the commercial activity tax on gross receipts from doing business in Ohio — commenced in Fiscal Year 2006 at the initial rate of 0.06% and increased each year until reaching a rate of 0.26% in Fiscal Year 2010.

(e)	Reflects a per-pack tax of $1.25 in Fiscal Years 2006 and thereafter.
(f)	Includes investment income and tobacco settlement receipts.
(g)	In Fiscal Year 2008, includes $5.05 billion in proceeds resulting from the securitization of tobacco settlement receipts.

Cash Disbursements

FUND TYPE
General Fund
General Revenue Fund	$25,147.5	$25,725.0	$26,783.4	$24,141.4	$26,247.6
General Services Fund(h)	1,288.8	1,316.8	1,442.9	1,331.2	3,575.8
Special Revenue Fund(i)	19,114.2	19,559.8	21,144.2	24,597.1	24,618.2
Capital Projects Fund(j)	346.4	510.0	514.6	472.9	440.0
Debt Service Fund(k)	819.5	867.6	819.3	578.2	633.3
Enterprise Fund	1,257.8	1,238.1	1,459.4	1,208.1	1,395.8
Total Cash Disbursements	$47,974.2	$49,218.0	$52,163.8	$52,328.9	$55,048.6

(h)	Includes the Internal Service Fund.
(i)	Includes local government support disbursements.
(j)	Includes amounts disbursed from proceeds of general obligation bonds and certain other State obligations.
(k)	Includes the several bond retirement funds for bonds secured by a pledge of taxes and excises.

SUMMARY STATEMENT
GENERAL REVENUE FUND CASH BASIS ACTIVITY
($ in Millions)

	Fiscal Year
	2007	2008	2009	2010		2011
Beginning Cash Balance	$1,528.8	$1,432.9	$1,682.0	$734.5		$510.3
Cash Receipts:
Taxes:
Personal Income(a)	8,885.3	9,114.7	7,628.0	7,247.2		8,120.3
Sales and Use(b)	7,424.5	7,614.1	7,112.8	7,077.4		7,578.2
Corporate Franchise(c)	1,076.5	753.5	520.8	141.8		236.6
Commercial Activity Tax(d)	0.0	0.0	0.0	0.0		0.0
Public Utilities and Kilowatt Hour	388.9	388.9	320.5	293.0		278.7
Cigarette	986.3	950.9	924.8	886.9		855.6
Foreign Insurance	256.2	267.3	249.2	250.8		256.3
Other	353.0	330.1	337.6	336.6		380.5
Total Taxes	19,469.0	19,419.5	17,093.7	16,233.6		17,706.1
Federal Government (including ARRA)	5,352.5	5,644.0	6,850.7	6,898.8		8,429.0
Licenses, Permits and Fees	77.7	67.7	65.8	66.2		59.0
Investment Income	176.2	169.6	137.1	28.7		7.1
Other(e)	143.5	123.4	104.4	300.8		169.8
Total Cash Receipts	25,218.9	25,424.2	24,251.7	23,528.1		26,371.1
Cash Disbursements:
Primary, Secondary and
Other Education(f)	6,816.9	6,876.9	7,005.0	6,743.4		6,740.0
Higher Education	2,205.7	2,543.6	2,632.6	2,424.1		2,411.0
Public Assistance and Medicaid	10,174.0	10,274.8	11,108.5	9,421.9	(k)	11,425.8
Health and Human Services	1,214.9	1,283.6	1,194.6	1,017.0		1,099.1
Justice and Public Protection	1,876.8	2,084.5	2,088.1	1,933.6		1,940.2
Environmental Protection and
Natural Resources	83.4	101.6	89.6	80.3		72.4
Transportation	22.0	22.6	21.4	17.5		13.4
General Government	247.1	357.7	354.4	283.2		275.5
Community and Economic Development	104.3	133.8	146.3	108.3		103.2
Tax Relief(g) and Other	1,230.0	1,386.0	1,526.2	1,711.4		1,691.0
Capital Outlay	0.1	0.1	0.3	0.4		0.2
Debt Service(h)	1,172.3	656.5	616.3	400.5		475.9
Total Cash Disbursements	25,147.5	25,721.8	26,783.4	24,141.4		26,247.5
Cash Transfers:
Transfers-in(i)	559.5	1,235.0	2,432.8	1,422.2		1,392.1
Transfers-out(j)	(726.8)	(688.4)	(848.6)	(1,033.0)		(1,181.5)
Total Cash Transfers (net)	(167.3)	546.6	1,584.2	389.2		210.6
Ending Cash Balance	$1,432.9	$1,682.0	$734.5	$510.4		$844.5

(a)	Beginning in calendar year 2005 the personal income tax rate was reduced by 21% (4.2% per year over five years, with the last reduction delayed from tax year 2009 to tax year 2011 as described in “Recent Biennia — 2010-11 Biennium”).

(b)	Reflects a sales and use tax rate of 5.5%.
(c)	Beginning in calendar year 2006, except for financial institutions, the corporate franchise tax rate was phased out 20% per year over five years.
(d)	See “State and Local Taxes” for a discussion of the CAT on gross receipts from doing business in Ohio — commenced in Fiscal Year 2006 at the initial rate of 0.06% and increased each year until reaching a rate of 0.26% in Fiscal Year 2010. CAT receipts were only deposited in the GRF in Fiscal Year 2006 and are directed first and primarily to make compensating payments to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2010.

(e)	Includes fines and penalties, rental receipts, refunds and certain intrastate transfers including in Fiscal Year 2010 $250.0 million from the Unclaimed Property Trust Fund.
(f)	Mainly subsidies to local school districts for primary and secondary education and to colleges and universities for higher education.

(footnotes continued on following page)

(g)	State reimbursements to taxing subdivisions for the 12.5% property tax rollback granted to homeowners of real property (10 for commercial and industrial property until 2006), for partial real property homestead tax exemptions for the elderly and handicapped (expanded commencing in July 2007), and for revenue reductions resulting from phase-out of local taxes on tangible personal property.

(h)	In Fiscal Years 2006 and 2007, includes debt service on general obligations, lease-rental obligations and certain other State obligations paid from the GRF. Beginning in Fiscal Year 2008, includes only debt service on general obligations with debt service on other obligations reflected in the applicable program area. Reflects the restructuring of certain GRF debt service payments into later biennia resulting in net savings of $52.8 million in Fiscal Year 2009, $416.8 million in Fiscal Year 2010 and $336.9 million in Fiscal Year 2011 (see “Recent Biennia — 2010-11 Biennium”).

(i)	Includes transfers in all fiscal years from the School District Property Tax Replacement Fund and from liquor profits; in Fiscal Years 2008 through 2010 interest earnings on tobacco securitization proceeds totaling $95.8 million, $176.2 million and $61.7 million, respectively; and in Fiscal Year 2009 $1.01 billion from the BSF.

(j)	Fiscal Year 2007 transfers include $395.6 million to the BSF.
(k)	Reflects shift of Medicaid funding to non-GRF sources due to ARRA.

Recent Biennia

Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law, that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd numbered year (e.g., the current fiscal biennium began July 1, 2011 and ends June 30, 2013). Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year. The biennium for general capital appropriations purposes runs from July 1 in an even-numbered year to June 30 in the next even-numbered year.

Authority for appropriating State moneys subject to appropriation rests in the bicameral General Assembly, which consists of a 99-member House of Representatives (elected to two-year terms) and a 33-member Senate (elected to overlapping four-year terms). Members of both houses are subject to term limits, with a maximum of eight consecutive years in either. The Governor has veto power, including the power to make line-item vetoes in bills making appropriations. Vetoes may be overridden by a three-fifths vote of each house.

The Constitution requires the General Assembly to “provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt.” The State is effectively precluded by law from ending a fiscal year or a biennium in a “deficit” position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions, with budgetary pressures during this period primarily due to lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames — the June 2001 biennial Appropriations Act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF Appropriations Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

•	Spending reductions and limits on hiring and major purchases. Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service payments, primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium, thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game, estimated to generate approximately $40 million annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds; a $50 million reduction in the Fiscal Year 2002 ending GRF balance to $100 million; increasing the cigarette tax by 31¢ per pack (to a total of 55¢ per pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003; additional transfers to the GRF of $345 million from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from Federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108.3 million (fund) and $619.2 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving a Fiscal Year 2002 ending BSF balance of $427.9 million, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121.6 million of GRF savings through the end of the fiscal year (expressly exempted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; transfers of $56.4 million to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General

Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of Federal block grant aid made available to the State prior to June 30 under a Federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with GRF cash and fund balances of $396.5 million and $52.3 million, respectively, and a balance in the BSF of $180.7 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF Appropriations Act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the Federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued the limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.
•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, producing in the aggregate to produce approximately $102 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base, which produces approximately $54 million annually. The Ohio Supreme Court on December 27, 2010, affirmed the court of appeals decision in favor of the State.
•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected at the time to produce approximately $29 million annually.
•	Elimination of the sales tax exemption for wide area telephone service (“WATS”) and 800 telecom service coupled with the enactment of a more limited exemption for call centers, projected at the time to produce approximately $64 million annually.
•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (“UDITPA”) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected at the time to produce in aggregate approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of Federal block grant and Medicaid assistance aid made available to the State under a Federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those Federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, 2004, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the fiscal year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following fiscal year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program (“TANF”); $40 million to a disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF Appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over 2004-05 biennial expenditures). Spending increases for major program categories over 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF Appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years. See the discussion in the summary of the 2010-11 biennium of postponement of the final installment of this personal income tax reduction until the end of tax year 2010.
•	Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).
•	Implementation of a new commercial activity tax (“CAT”) on gross receipts from doing business in Ohio phased in over the 2006 through 2010 fiscal years. The CAT is being levied at its fully phased in rate of 0.26% on gross receipts in excess of $1,000,000. The fully implemented CAT produces about $1.45 billion annually with $139 million of that amount attributable to its application to motor fuels. In September 2009, the Ohio Supreme Court ruled that food sales for off-premise consumption may be included in the CAT base. On July 26, 2011, an Ohio appellate court affirmed the judgment of a trial court upholding the applicability of the CAT to gross receipts from the sales of motor fuels, which decision has been appealed to the Ohio Supreme Court.
•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).
•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline (excluding appropriations for debt service, tax relief and refunds, and certain appropriations reflecting moneys received from the Federal government) and then applies an annual growth factor equal to the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (“TEL”) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot. All GRF appropriations since, and including, the 2008-09 biennium have complied with this limitation.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain the required 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining approximately $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.

2008-09. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.

Consideration came in three general time frames — winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.

Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF Appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF Appropriations Act complied with the law discussed above for the 2006-07 biennium limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF Appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.
•	Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.
•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF partially funded the expansion of the homestead exemption property tax relief program in the Act. The Act reprogrammed all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025, with the largest allocations to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

Winter 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the 2008-09 biennium of $733 million.

Executive and legislative actions taken in response to those OBM estimates, included:

•	The Governor on January 31, 2008 issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the 2008-09 biennium as well as limitations on major purchases, hiring and travel based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.
•	Transfer of unspent agency appropriations totaling $120 million in Fiscal Year 2008 and $78 million in Fiscal Year 2009,
•	Authorizing expansion of the State-run lottery system to include “keno” games then projected to generate $65 million in Fiscal Year 2009 of which approximately $25 million was realized.

In June 2008, the General Assembly also passed legislation that provided for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for State’s share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

Fall / Winter 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall included:

•	Use of additional planned fiscal year-end lapses and GRF carry forward totaling $126.4 million.
•	Use of balances in various non-GRF “rotary funds” totaling $112 million.
•	Transfer to the GRF an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.
•	As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid cost expenditures.

The $198.3 million balance was offset by a 4.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected fiscal year budgetary shortfall of the same amount. Executive actions announced to offset much of that projected shortfall included:

•	Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding Federal share previously planned for use in Fiscal Year 2010.
•	Reducing total Medicaid program spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.
•	Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which did not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others. These reductions were in addition to the approximately $1.27 billion of 2008-09 biennium budget adjustments previously undertaken.

The $131.9 million remainder of the shortfall was offset by additional Federal Medical Assistance Payments (“FMAP”) received under the American Recovery and Reinvestment Act of 2009, which increased Federal Medicaid match to the GRF by that amount (after taking into account loss of Federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures — and before the revised revenue estimate referred to below — OBM was projecting a positive GRF fund balance at June 30, 2009.

Spring 2009. Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM’s December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional Fiscal Year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and expenditure reductions of $98 million in addition to the expenditure controls ordered by the Governor on April 22.

The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $-0- balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.

2010-11. Rigorous consideration was given by the General Assembly to the Governor’s Executive Budget proposed for the 2010-11 biennium in light of the difficult economic and fiscal conditions resulting from the national recession. The final GRF appropriations Act for the 2010-11 biennium, which was preceded by three seven-day interim appropriations acts, was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three week interim period and under the final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act makes total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from the 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues). Appropriations for major program categories compared to 2008-09 actual spending reflect increases of 3.4% for Medicaid (that Act also included a number of Medicaid reform and cost containment initiatives) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. That Act also includes the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.

Major new or recurring sources of revenues reflected in the 2010-11 Appropriations Act included:

•	$2.4 billion of “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009, including $1.464 billion for elementary and secondary education, $628 million for Federal Medical Assistance Payments, and $326 million for other purposes.

•	$933 million in gaming and license revenues ($296 million in Fiscal Year 2010 and $637 million in Fiscal Year 2011) from the Ohio Lottery Commission’s implementation of video lottery terminals (“VLTs”) at the seven horse racing tracks in the State. OBM estimated the VLTs would result in an approximately $851 million net increase in revenues for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011) after taking into account offsetting effects of the VLTs on other lottery revenues. On September 21, 2009, the Ohio Supreme Court ruled that the statutory provisions enacted in the biennial Appropriations Act in support of implementation of those VLTs are subject to voter referendum and granted petitioners in that case until December 20, 2009 to submit referendum petitions. Under the referendum provisions of the Ohio Constitution, if referendum petitions are submitted containing at least 241,366 valid signatures (six per cent of the electors of the State) with at least half of those signatures from 44 of the State’s 88 counties, those statutory provisions for VLTs will not take effect “unless and until approved by a majority of those [electors] voting upon the same” at an election held on November 2, 2010. The Ohio Secretary of State on March 26, 2010 confirmed those petitions contained a sufficient number of valid signatures to place the referendum on the November 2, 2010 ballot, but on July 1, 2010 the committee for the petitioners withdrew the referendum from the ballot.
•	$259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (“TUPAC”) to be deposited into a special State fund (non-GRF) to be used for various health care initiatives. On August 11, 2009, a trial court ruled in favor of the plaintiffs and ordered these monies must remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and on December 31, 2009, the Court of Appeals ruled in favor of the State and reversed the trial court’s order. The Ohio Supreme Court on December 22, 2010, affirmed the court of appeals decision in favor of the State.
•	$1.036 billion of “one-time” revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds (anticipated to be replaced with bond funding of school facilities in future biennia), $272 million savings from subjecting State employees to a two week unpaid “furlough” during each year of the biennium, $84.3 million from a reduction in State funding to public libraries funding, and $65 million from the transfer to the GRF of interest on the proceeds of the State’s 2007 tobacco securitization.
•	$530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

In September 2010 the State also received from the Federal government an award of $518.6 million of enhanced Federal Medical Assistance Payments funding (“eFMAP”) and $361.2 million of funding for teacher salaries and personnel costs for primary and secondary education (“Ed Jobs”).

In response to the above-referenced September 21, 2009 decision of the Ohio Supreme Court declaring the VLT provisions in the biennial Appropriations Act subject to referendum, the Governor proposed for General Assembly consideration postponing for two years the final installment of the personal income tax reduction currently scheduled to take effect for tax year 2009 (for returns filed in 2010). After extended hearings and review, the General Assembly approved, and the Governor signed into law on December 22, 2009, legislation keeping personal income tax rates at 2008 levels through tax year 2010.

The Appropriations Act for the 2010-2011 biennium created a six-member (three from each of the House and Senate) Budget Planning and Management Commission (“BPMC”) to “study and make recommendations that are designed to provide relief to the State during the current difficult fiscal and economic period”. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports—one from its three Republican members dated November 30 and one from its three Democratic members dated December 8. Both reports contained estimates of “non-recurring” revenues reflected in the 2010-11 budget as enacted ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

The State ended Fiscal Year 2011 with GRF cash and fund balances of $844.4 million and $430.7 million, respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one-half of one percent of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45.0 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue to make payments for Medicaid managed care, the State’s share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.

Current Biennium. Consistent with State law, the Governor’s Executive Budget for the 2012-13 biennium was released in March 2011 and introduced in the General Assembly. After extended hearings and review, the 2012-13 biennial Appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2011. To address the use of non-recurring funding sources in the prior 2010-11 biennium including amounts received under ARRA, the Act includes targeted spending cuts across most State agencies and major new Medicaid reform and cost containment measures. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from the 2010-11 GRF biennial expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 GRF biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for Medicaid (increase due in part to absence of ARRA funding in the current biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. That Act also reflects the restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025, approximately three-quarters of which was accomplished by the July 28, 2011 issuance by the Ohio Public Facilities Commission of $488.8 million in refunding bonds, with the remainder of that restructuring occurring by the September 15, 2011 issuance of the Ohio Building Authority’s $149.3 million in refunding bonds.

The Executive Budget, the GRF Appropriations Act and the separate appropriations acts for the biennium included all necessary debt service on State obligations and for lease payments related to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State (after the restructuring of Fiscal Year 2012 GRF debt service payments).

Major new sources of revenues or expenditure savings reflected in the 2012-13 Appropriations Act include:

•	Transfer of the State’s spirituous liquor system to JobsOhio, a nonprofit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In consideration of this transfer, the Act reflects that the State anticipates receiving a $500 million one-time payment from JobsOhio in Fiscal Year 2012. With that transfer, the State will forgo annual deposits to the GRF from net liquor profits (those deposits totaled $153.0 million in Fiscal Year 2011). Any transfer must include provisions for payment of the bonds issued to assist with the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees described under STATE DEBT. Litigation filed on April 18, 2011 in the Ohio Supreme Court challenged, under various provisions of the Ohio Constitution, certain aspects of both JobsOhio and the law enacted in February 2011 authorizing its creation. Specifically, plaintiffs in that case were challenging the provisions in that law providing the Ohio Supreme Court exclusive original jurisdiction for any challenge to that law or the creation of JobsOhio, and also requiring those challenges be filed within sixty days after that law took effect. Plaintiffs were also claiming that law is an improper special act conferring corporate powers, that the Governor may not serve on the JobsOhio board of directors, that the provisions for dissolution of JobsOhio violate limitations in the Ohio Constitution on State appropriations and assumption of corporate debt, and that the law created a joint venture under which the State is lending its aid and credit. On August 19, 2011, the Court dismissed that case solely for lack of subject matter jurisdiction. The 2012-13 Appropriations Act also amended the law enacted in February 2011 authorizing the creation of JobsOhio to remove the Governor from the JobsOhio board of directors, require JobsOhio to comply with Ohio’s nonprofit corporation law unless specifically exempted from a provision, eliminate the exclusive original jurisdiction in the Ohio Supreme Court and relax the deadlines for filing claims. On August 30, 2011 those same plaintiffs filed a complaint in the Court of Common Pleas of Franklin County, Ohio, again claiming the law authorizing the creation of JobsOhio, as amended by the 2012-13 Appropriations Act, is an improper special act conferring corporate powers, and that the State may not lend its aid and credit to JobsOhio. The defendants filed motions to dismiss the complaint claiming that the named plaintiffs lacked legal standing to bring this case. The court on November 23, 2011 held a hearing on the defendants’ motions to dismiss and on December 2, 2011 granted those motions, finding that the plaintiffs did not have standing to bring their action. Since the court granted the defendants’ motions based on lack of standing, it did not decide the plaintiffs’ other claims. On December 23, 2011 the plaintiffs appealed that trial court ruling to the Tenth District Court of Appeals of Franklin County, Ohio, and on June 14, 2012 the Court of Appeals unanimously affirmed the trial court’s decision. The plaintiffs have until July 30 to file a further appeal to the Ohio Supreme Court.

•	Sale of six State-owned prison facilities to private operators expected to result in a net payment to the GRF of $75 million. A case filed on August 25, 2011 in the Court of Common Pleas of Franklin County, Ohio, challenged the authorization in the 2012-13 Appropriations Act to sell these prison facilities. Specifically, this litigation alleged that the provisions in that Act authorizing the sale of these prisons, as well as that entire Act, were enacted in violation of the “one subject rule” of the Ohio Constitution, that the sale of the prisons would create a joinder of private and public property interests violating the constitutional prohibition against the State entering into a joint venture, and that they violate the constitutional right to referendum on certain laws. On August 31, 2011 the Court rendered a decision denying a temporary restraining order requested by the plaintiffs. In that August 31, 2011 decision, the Court found that the provisions of the Appropriations Act authorizing the sale of the prisons were not in violation of the one subject rule, indicated it did not intend to revisit that matter in the future, and further indicated that it would refrain from making a declaration as to sections of the Act other than those authorizing the sale of the prison facilities. The Court also found that the prison sale authorization in the Appropriations Act does not violate the prohibition against the State entering into a joint venture and that those provisions do not fit within the exceptions to the right to referendum. The State announced on September 1, 2011 that, based on the proposals it received for five prisons, it is opting to sell only one of those facilities and that this would accomplish the desired financial result for the 2012-13 biennium. On December 21, 2011 the plaintiffs voluntarily dismissed the case without prejudice.
•	Reducing local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Reducing public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF (beginning with Fiscal Year 2013 GRF tax revenues).
•	Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax resulting in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF (see “State and Local Taxes — Property Tax”).
•	Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation resulting in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66.0 million in Fiscal Year 2012 and $66.0 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.
•	$235 million from transfers to the GRF of unclaimed funds and from other non-GRF funds and $12 million from a tax amnesty program.

The 2012-13 Appropriations Act also reflects the following tax law changes:

•	Implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates (see “Recent Biennia — 2010-11”).
•	Eliminated the estate tax beginning January 1, 2013, currently levied at a rate of 6% on estates over $338,333 and 7% on estates over $500,000. In Fiscal Year 2010, estate tax collections totaled $285.8 million of which $230.8 million was distributed to the local government jurisdictions from which it was collected and with $55.0 million retained by the State and deposited into the GRF.

•	Established the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The 2012-13 biennial Appropriations Act creates a Medicaid reserve fund and authorizes the OBM Director to transfer up to $130 million from the GRF, if necessary, to provide for the payment of Medicaid costs above the enacted level of Appropriations. That Act also creates a $104 million Unemployment Compensation Contingency Fund to pay interest on federal advances to the State Unemployment Compensation Fund, $70.7 million of which was used to make the interest payment due in September. That Act also authorizes the OBM Director to seek State Controlling Board approval to establish appropriations for the October 2012 interest payment currently estimated at $90 million. The Act also makes changes to State construction bidding procedures and includes additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings.

Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011, is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

On March 14, 2012, the Governor announced a series of policy proposals resulting from a “mid-biennium review” (“MBR”), with a stated focus on job creation as a priority. The Governor’s MBR included proposals for General Assembly consideration in the areas of: energy (including shale oil and gas production opportunities in the Marcellus and Utica fields in the State, and modernizing the State’s oil and gas severance tax; electric generation and transmission; coal; cogeneration, alternative fuels and renewables; energy efficiency; and regulatory reform); personal income tax reduction (proposing that any new revenue from shale oil and gas production and the MBR proposal to modernize the State’s oil and gas severance tax system will be deposited into an income tax reduction fund and be used to reduce personal income tax rates by a commensurate amount); bank and financial institutions tax reform (to modernize Ohio’s taxes on banks and financial institutions by replacing the corporate franchise and dealers in intangibles tax with a new financial institutions tax that more accurately reflects modern banking practices, closes loopholes and reduces the overall tax burden on most banks but is revenue neutral to the State); education (including proposals for strengthening Ohio’s “third grade reading guarantee”, career education, a new school performance measuring system, expansion of digital and online learning, flexibility for teacher evaluations, new standards for dropout recovery schools, assessments of all publicly funded early childhood programs, and supporting adoption of a school reform plan for the City of Cleveland schools); workforce development (creating job opportunities for the developmentally disabled; an improved workforce development program; allowing those undergoing training with an employer to continue collecting unemployment benefits; linking energy companies with trained workers; and matching skilled veterans to the most in demand jobs); and achieving more management efficiency with associated State and local government budgetary savings (including replacing the separate Offices of the State Architect and Engineer and the Office of Energy Services with an Ohio Facilities Construction Commission (“OFCC”) to administer the design and construction of state public facilities, with the Ohio School Facilities Commission retained as an independent agency within the OFCC and sharing employees and facilities). Those MBR proposals were considered by the General Assembly commencing in March in twelve separate pieces of legislation, and the General Assembly in May and June passed seven pieces of legislation addressing the subjects of energy (not including the MBR proposed changes to the State’s oil and gas severance tax), tax reform (not including the MBR personal income tax reduction proposal), education, workforce development, and management efficiency for both state and local governments.

The State ended Fiscal Year 2012 with positive GRF cash and fund balances.

The Appropriations Act projects a positive GRF fund balance at June 30, 2013.

As discussed above, the State is effectively precluded by its Constitution from ending a fiscal year or a biennium in a “deficit” position. OBM continually monitors and analyzes revenues and expenditures developments (including pending litigation) affecting both, and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page at http://obm.ohio.gov/MiscPages/MonthlyFinancialReports/, and copies are available upon request to OBM.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding fiscal year, but that limitation was suspended for Fiscal Year 2010-11 biennium.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been within the TOF limitations discussed above.

State Debt

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 19 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for four that funded bonuses for veterans, one that funded coal technology research and development and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, site development and veterans compensation.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

As of June 2012, the maximum annual debt service on all obligations payable from the GRF is $1.219 billion in Fiscal Year 2013.

Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. The maximum annual debt service on such obligations payable from such receipts is $140.859 million in Fiscal Year 2012.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from Federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly (so called “Federal Grant Anticipation Revenue Vehicle (GARVEE) Bonds”). The highest annual State payment under those agreements in any current or future fiscal year is $173.1 million in Fiscal Year 2012. In the event of any insufficiency in those anticipated Federal allocations to make payments on State bonds, the payments are to be made from any lawfully available Federal moneys appropriated to ODOT for the purpose.

The Treasurer of State issues special obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services (“DAS”) and others, the Department of Public Safety (“DPS”) and the Bureau of Workers’ Compensation (“BWC”); juvenile detention facilities for the Department of Youth Services (“DYS”); and Department of

Rehabilitation and Correction (“DRC”) prisons and certain local and community-based correctional facilities. Effective January 1, 2012, the Treasurer replaced the Ohio Building Authority as bond issuing authority for these purposes. The Treasurer also currently issues special obligations for mental health, parks and recreation, and cultural facilities purposes, and to refund certain bonds previously issued for higher education purposes. Debt service on all special obligations issued by the Treasurer under Section 2i of Article VIII is paid from GRF appropriations, with the exception of debt issued for DPS facilities (paid from highway user receipts) and for BWC facilities (paid from the BWC Administrative Cost Fund).

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from the sale of spirituous liquor. (see “Recent Biennia — Current Biennium” for a discussion of transfer of the State’s spirituous liquor system to JobsOhio). The General Assembly has authorized the issuance of these obligations with a general maximum of $630 million to be outstanding at any one time, of which not more than $84 million may be issued for eligible advanced energy projects and not more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $63 million and the current maximum annual debt service is $51.1 million in Fiscal Year 2016. Pursuant to a constitutional amendment, the State has issued $250 million of bonds for revitalization purposes that are also payable from a separate, subordinate pledge of State net liquor profits. The maximum annual debt service on the revitalization bonds is $23.5 million in Fiscal Year 2013.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (“COPs”) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The maximum annual payment under those agreements from GRF appropriations is $30.5 million in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $186.1 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the State Controlling Board is required if COPs are to be publicly-offered in connection with those agreements.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged. A 1990 Constitutional amendment authorizes the General Assembly to provide for State assistance for housing in a variety of ways, including State borrowing for the purpose by the issuance of obligations secured by a pledge of all or such portion of State revenues or receipts as it authorizes (but not by a pledge of the State’s full faith and credit).

The State has authorized the issuance of fully refundable tax credits in support of the $157.94 million Ohio Capital Fund (“OCF”) financing bonds issued in May 2010 by the Columbus-Franklin County Finance Authority. Those tax credits may be claimed by the trustee for the purpose of restoring the bond reserve fund for those bonds in the event it is drawn upon and not restored from other sources. Those credits may not be claimed before July 1, 2012 or after June 30, 2036, and the maximum amount of tax credits that may be claimed is $20 million in any fiscal year and $380 million total. Proceeds of the OCF bonds fund investments in venture capital funds to promote investment in seed and early-stage Ohio-based business enterprises.

As part of its debt management, the State has entered into interest rate swap agreements in connection with five variable rate bond issues, with all five in a weekly interest rate period and swapping to a synthetic fixed rate, with a total notional amount of $477.140 million. For all its swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State’s position if the counterparty’s credit ratings fall below these minimum thresholds.

The State currently has $631.485 million in outstanding general obligation variable rate debt. Liquidity is provided by the State and it is not anticipated that a liquidity facility will be provided by any other party.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if the debt service in any fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues (excluding GRF receipts from the American Recovery and Reinvestment Act of 2009) plus net State lottery proceeds for the Fiscal Year of issuance. Those direct obligations of the State include general obligation and special obligation bonds that are paid from GRF appropriations, but exclude (i) general obligation debt for “third frontier” research and development, development of sites and facilities, and veterans compensation, and (ii) general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts). Pursuant to the implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2013).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

State Employees and Retirement Systems

Since 1985, the number of regular State employees, excluding employees who are not paid by State warrant such as state university employees, has ranged from a high of 68,573 in 1994 to low of 57,426 at the end of Fiscal Year 2011. The State engages in collective bargaining with five employee unions representing 20 bargaining units, and generally operates under three-year agreements.

In November 2011, the Ohio Civil Service Employees Association, the largest state employee union representing approximately 31,000 employees, reached an agreement with the State through 2015. In January 2012, the Service Employees International Union District 1199, the second largest state employee union representing approximately 4,000 state employees, also reached an agreement with the State through 2015. And, in March 2012, the Ohio Education Association, Fraternal Order of Police of Ohio, and the Ohio State Troopers Association, the final three unions representing a combined approximate 2,600 state employees, reached agreements with the State through 2015. All these agreements have been approved by the State Controlling Board and the members of each of those unions.

On March 30, 2011, the Ohio General Assembly enacted Amended Substitute Senate Bill No. 5 (“Senate Bill 5”) which revised collective bargaining laws applicable to State employees; capped the public employer contribution to employee health care premiums at 85%, and capped vacation and sick leave accrual; replaced salary schedules and longevity pay with merit-based pay and performance evaluations, and prohibited length of service from being the sole factor in determining any order of layoff; and eliminated the right to strike. On July 21, the Secretary of State certified that petitions filed with his office satisfied the requirements under the Ohio Constitution to place a referendum on Senate Bill 5 on the November 8, 2011 ballot. At the November 8 election, a majority of electors voted to reject Senate Bill 5, which resulted in the rejection of the bill’s proposed changes to Ohio law.

The State has established five public retirement systems to provide retirement, disability retirement, and survivor benefits and other post-employment benefits such as retiree health care benefits. None of these benefits are guaranteed by the State or subject to bargaining under the State’s current public employee collective bargaining law.

The Public Employees Retirement System (“PERS”), the largest of the five, covers both State and local public employees. The State Teachers Retirement System (“STRS”) and School Employees Retirement System (“SERS”) primarily cover school district and public higher education employees. The Highway Patrol Retirement System (“HPRS”) covers State troopers, and the Ohio Police and Fire Pension Fund (“OP&F”) covers local safety forces. Comprehensive financial information for each retirement system can be found on its website in that system’s Comprehensive Annual Financial Report (“CAFR”).

These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act (“ERISA”). Federal law requires new hires to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to public sector retirement funds and to other aspects of public employee retirement.

Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee’s compensation, with the employees’ contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law. With the exception of PERS contributions for law enforcement and public safety personnel, the current contribution percentages for each system (set forth in the table below) reflect the maximums permitted under current State law.

In 1968, the State created the Ohio Retirement Study Commission (“ORSC”) to advise and inform the General Assembly on all matters relating to the benefits, funding, investment, and administration of the five statewide retirement systems. The Council is composed of nine voting members: three members of the House appointed by the Speaker; three members of the Senate appointed by the President; and three members appointed by the Governor (one representing the State, one representing local governments, and the third representing public education institutions). The five executive directors of the retirement systems also serve as nonvoting members of the ORSC.

Under State law, each retirement system’s board is required to establish a period of not more than thirty years to amortize its unfunded actuarial accrued pension liability (“UAAL”). If in any year the period required to amortize that unfunded liability exceeds thirty years, the board must prepare and submit to the ORSC and the applicable committees in the Ohio General Assembly, a plan to reduce that amortization period to not more than thirty years. For the reporting periods in the summary table below, the number of years to fully amortize actuarial accrued liability is twenty-eight years for SERS, twenty-nine years for PERS, and exceeds thirty years for STRS, OP&F and HPRS. The board of each of the five systems has approved and submitted to the ORSC and the applicable Ohio General Assembly committees a plan to reduce or maintain its amortization period at not more than thirty years. An ORSC-prepared summary of all retirement system funding plans submitted to it can be found on the ORSC website at www.orsc.org/reports.cfm. Legislation would need to be passed by the General Assembly to implement any funding plan that proposes modifications in retirement benefits or contribution levels.

The State makes its employer contributions based on a percent of salary for each State employee that is an active member of a state retirement system. Currently, about 96% of State employees are members of PERS, about 2.5% are in HPRS and about 1.5% are in STRS. The following table summarizes State employer and employee contributions to those retirement systems with State employee members ($ in millions) for the years indicated:

		PERS Employer/Employee		STRS Employer/Employee		HPRS Employer/Employee
Fiscal Year		Amount	Pct of Salary (a)	Amount	Pct of Salary	Amount	Pct of Salary	Total Contributions
2006		$379.4/$246.7	13.54%/9.0%	$7.8/$5.6	14.0%/10.0%	$22.1/$8.7	25.5%/10.0%	$670.0
2007		399.3/269.6	13.77/9.5	8.1/5.8	14.0/10.0	23.0/9.0	25.5/10.0	714.7
2008		422.5/289.4	14.0/10.0	8.3/5.9	14.0/10.0	23.3/9.5	25.5/10.0	759.0
2009		430.0/300.4	14.0/10.0	8.2/5.8	14.0/10.0	24.6/9.7	25.5/10.0	778.8
2010	(b)	406.5/283.0	14.0/10.0	7.4/5.3	14.0/10.0	24.4/9.3	26.5/10.0	735.8
2011	(b)	414.4/289.0	14.0/10.0	7.2/5.1	14.0/10.0	25.2/9.5	26.5/10.0	750.3

(a)	Reflects PERS state and local contribution rates. PERS law enforcement employer/employee contribution rate was 16.7%/10.1% in Fiscal Year 2006, increasing gradually to 17.87%/11.1% in Fiscal Year 2010, and public safety was 16.7%/9.0% in Fiscal Year 2006, increasing gradually to 17.87%/10.5% in Fiscal Year 2010.
(b)	Decline in contributions for Fiscal Years 2010 and 2011 over Fiscal Year 2009 is attributed primarily to a two week unpaid “furlough” on State employees in each of those years. (see “Recent Biennia — 2010-11”)

Source: State of Ohio.

The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.6 million in the 2008-09 biennium and $41.3 million for the 2010-11 biennium, and are appropriated at $41.2 million for the 2012-13 biennium. All State employer contributions are subject to appropriation in each State budget and are included in the appropriations for each department or agency’s personnel costs.

The following table summarizes State and local membership and financial data for each of the retirement systems for the most recent year reported by the particular system ($ in millions):

	PERS	STRS	SERS(a)	OP&F	HPRS
Valuation as of:	12/31/10	07/01/11	06/30/11	01/01/11	12/31/10
Active Members	341,174	177,897	125,337	28,073	1,537
State Employees (Approx. % of Active Members)	16	1	0	0	100
Retirants and Beneficiaries	181,483	138,088	67,221	26,074	1,424
Employer/Employee Contributions (% of Salary)(b)	14.0/10.0(c)	14.0/10.0	14.0/10.0	(d)	26.5/10.0
Active Member Payroll	$12,450.0	$11,097.6	$2,852.4	$1,868.5	$94.8
Actuarial Accrued Liability (AAL)	$63,649.1	$63,116.7	$10,619.2	$10,075.5	$647.1
Actuarial Value of Assets (AVA)(e)	$60,599.5	$58,110.5	$10,397.1	$10,681.0	$631.1
Actuarial Accrued Liability (AAL)(f)	$79,630.1	$98,766.2	$15,943.0	$15,384.4	$1,017.8
Funding Ratio (AVA to AAL%, (MVA to AAL%))	76.1 (79.9)	58.8 (63.9)	65.2 (66.6)	69.4 (65.5)	62.0 (63.6)
Unfunded Actuarial Accrued Liability (UAAL)(g)	$19,030.6	$40,655.7	$5,546.0	$4,703.4	$319.7
UAAL to Active Member Payroll %	152.9	366.3	194.5	251.7	408.0

(a)	SERS information excludes Medicare Part B reimbursement which is considered a post-employment healthcare benefit reported in accordance with GASB Statement 43 for all data except MVA.
(b)	For PERS, STRS, and SERS the maximum employer and employee contribution rates under law are 14% and 10%, respectively. Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. The STRS, OP&F and HPRS boards voted to pursue legislation enabling member contribution rate increases.
(c)	For 2010, PERS state employer/employee contribution rate is 14.0/10.0%, local is 14.0/10.0%, law enforcement is 17.87/11.1%, and public safety is 17.87/10.5%. PERS state and local employer and employee contribution rates increased to their current statutory maximum of 14% and 10%, respectively, in calendar year 2008.
(d)	Police is 19.5/10% and fire 24/10%.
(e)	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F, 7.75% for SERS and 8.0% for the remaining systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four year period, except for OP&F which phases-in over five-year period.

(footnotes continued on following page)

(f)	Reflects an individual entry age normal actuarial cost method.
(g)	Amortized over a 30-year open period as a level percent of payroll, except for PERS which is amortized over 29-years and SERS for which UAAL is amortized over a 28-year closed period as a level percent of payroll.

Sources: Retirement systems’ CAFRs and annual actuarial valuations.

The following table summarizes financial and funding information for each of the retirement systems over the past five years as reported by the particular system ($ in millions):

Retirement System Valuation Year-End	Actuarial Value of Assets (AVA)(a)	Actuarial Accrued Liability (AAL)(b)	Unfunded Actuarial Accrued Liability (UAAL)(c)	Funding Ratio (AVA to AAL)	Market Value of Assets (MVA)	Funding Ratio (MVA to AAL)	Active Member Payroll	UAAL Percent of Active Member Payroll
PERS
12/31/09	$57,629.4	$76,555.0	$18,925.6	75.3%	$57,733.8	75.4%	$12,548.3	150.8%
12/31/08	$55,315.2	$73,465.7	$18,150.5	75.3%	$49,388.6	67.2%	$12.801.1	141.8%
12/31/07	$67,151.3	$69,733.6	$2,582.2	96.3%	$70,043.6	100.4%	$12,583.4	20.5%
12/31/06	$61,295.6	$66,160.7	$4,865.1	92.6%	$65,357.9	98.8%	$12,175.2	40.0%
12/31/05	$54,473.4	$62,498.0	$8,025.0	87.2%	$57,702.4	92.3%	$11,806.8	68.0%

STRS
07/01/10	$55,946.3	$94,720.7	$38,774.4	59.1%	$54,140.4	57.2%	$11,057.3	350.7%
07/01/09	$54,902.9	$91,441.0	$36,538.1	60.0%	$50,095.7	54.8%	$10,800.8	338.3%
07/01/08	$69,198.0	$87,432.4	$18,234.3	79.1%	$66,837.4	76.4%	$10,460.5	174.3%
07/01/07	$66,671.5	$81,126.6	$14,445.1	82.2%	$72,935.4	89.9%	$10,199.5	141.6%
07/01/06	$58,008.0	$77,371.0	$19,363.0	75.0%	$62,126.1	80.3%	$9,974.1	194.1%

SERS(d)
06/30/10	$10,787.0	$14,855.1	$4,068.1	72.6%	$9,071.9	61.1%	$2,842.7	143.1%
06/30/09	$9,723.0	$14,221.0	$4,498.0	68.4%	$8,134.1	57.2%	$2,787.4	161.4%
06/30/08	$11,241.0	$13,704.0	$2,463.0	82.0%	$10,793.5	78.8%	$2,651.8	92.9%
06/30/07	$10,513.0	$13,004.0	$2,562.0	80.8%	$11,711.2	90.1%	$2,603.3	98.4%
06/30/06	$9,423.0	$12,327.0	$2,974.0	76.4%	$9,980.2	81.0%	$2,553.3	116.5%

OP&F
01/01/10	$10,794.1	$14,830.7	$4,036.7	72.8%	$9,056.8	61.1%	$1,895.2	213.0%
01/01/09	$9,309.2	$14,307.1	$4,998.0	65.1%	$7,757.6	54.2%	$1,900.9	262.9%
01/01/08	$11,212.9	$13,727.8	$2,514.9	81.7%	$11,895.5	86.7%	$1,831.4	137.3%
01/01/07	$10,158.0	$12,987.5	$2,829.5	78.2%	$11,175.8	86.1%	$1,782.9	158.7%
01/01/06	$9,550.6	$12,190.4	$2,639.8	78.3%	$9,994.4	82.0%	$1,756.2	150.3%

HPRS
12/31/09	$620.4	$940.1	$319.7	66.0%	$595.0	63.3%	$94.8	337.2%
12/31/08	$603.3	$904.5	$301.3	66.7%	$502.7	55.6%	$94.3	319.5%
12/31/07	$700.9	$866.3	$165.4	80.9%	$719.6	83.1%	$93.8	176.3%
12/31/06	$653.5	$807.8	$154.3	80.9%	$684.6	84.7%	$85.9	179.6%
12/31/05	$591.9	$773.9	$181.9	76.5%	$612.5	79.1%	$83.4	218.1%

(a)	Recognizes assumed long-term investment returns fully each year (8.25% for OP&F and 8.0% for all other systems). Differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased -in over a closed four-year period, except for OP&F which phases-in over five-year period.
(b)	Reflects an individual entry age actuarial cost method.
(c)	Amortized over a 30-year open period as a level percent of payroll, except for SERS for which UAAL was amortized over a closed period of time of 30-years in Fiscal Years 2006 and 2009, 29-years in Fiscal Years 2007 and 2010, and 28-years in Fiscal Year 2008.
(d)	Excludes Medicare Part B reimbursement which is considered a post-employment health care benefit reported in accordance with GASB 43 for all data except MVA.

Sources: Retirement systems’ CAFR’s and annual actuarial valuations.

Each of the State’s public retirement systems also offers post-employment health care benefits to its members. Benefits under these health care programs are not vested and are subject to future adjustments of both benefits and contributions by their respective boards. In this regard, PERS has adopted two health care preservation plans, the first in September 2004 and the second in June 2007, to adjust benefits and contributions by employers, employees, and retirees, with those changes phased in over six years. Financial reporting of their health care plans is in compliance with GASB Statement 43 — Financial Reporting for Post-Employment Benefit Plans Other than Pension Plans.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits for each of the State’s public retirement systems ($ in millions):

	PERS	STRS	SERS	OP&F	HPRS
Valuation as of:	12/31/10	01/01/11	06/30/11	01/01/11	12/31/10
Value of Assets (a)	$11,267.5	$3,108.5	$355.7	$717.7	$104.7
Actuarial Accrued Liability (AAL)(b)	$26,928.8	$8,631.3	$2,410.1	$3,295.3	$406.9
Unfunded Actuarial Accrued Liability (UAAL)(c)	$15,661.3	$5,522.8	$2,054.4	$2,577.6	$302.2
Funding Ratio (Assets to AAL%)	41.8%	36.0%	14.8%	21.8%	25.7%
Employer Contribution (% of Salary)(d)	5.0%	1.0%	0.6%(e)	6.75%	1.75%

(a)	Investment returns are recognized fully each year (assumed at 6.5% for PERS and 5% for HPRS) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
(b)	Reflects an individual entry age normal actuarial cost method.
(c)	Amortized over a 30-year open period as a level percent of payroll.
(d)	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For PERS, reflects the rate in effect for the last ten months of the year.
(e)	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.

Sources: Retirement systems’ annual actuarial valuations.

The following table presents a summary of assets and actuarial accrued liabilities for post-employment healthcare benefits over the past three years for each of the State’s public retirement systems ($ in millions):

Retirement System Valuation Year-End	Value of Assets (AVA)(a)	Actuarial Accrued Liability (AAL)(b)	Unfunded Actuarial Accrued Liability (UAAL)(c)	Funding Ratio (AVA to AAL)	Employer Contribution (%of Salary)(d)(e)
PERS
12/31/09	$10,936.0	$31,558.0	$20,622.0	34.7%	5.9%
12/31/08	$10,748.0	$29,623.1	$18,875.0	36.3%	5.9%
12/31/07	$12,801.0	$29,824.8	$17,023.9	42.9%	7.0%

STRS
07/01/10	$2,967.5	$11,355.0	$8,387.5	26.1%	1.0%
07/01/09	$2,693.7	$13,413.7	$10,720.0	20.1%	1.0%
07/01/08	$4,037.8	$12,171.0	$8,133.1	33.2%	1.0%

SERS
06/30/10	$325.0	$2,369.1	$2,044.1	13.7%	0.5%
06/30/09	$376.5	$4,280.3	$3,903.8	8.8%	4.2%
06/30/08	$392.7	$4,858.8	$4,466.2	8.1%	4.2%

OP&F
01/01/10	$573.4	$3,232.4	$2,659.0	17.7%	6.75%
01/01/09	$438.7	$3,163.6	$2,725.0	13.9%	6.75%
01/01/08	$527.0	$3,623.5	$3,096.5	14.5%	6.75%

HPRS
12/31/09	$100.8	$287.6	$186.8	35.0%	3.5%
12/31/08	$95.8	$324.2	$228.4	29.5%	4.5%
12/31/07	$111.2	$335.2	$224.0	33.2%	5.5%

(a)	For PERS & HPRS, recognizes investment returns fully each year (assumed at 6.5%) with the differences between actual and assumed investment returns, subject to each system’s market corridor limitation, are phased-in over a closed four-year period. For STRS, SERS and OP&F, reflects market value.
(b)	Reflects an individual entry age normal actuarial cost method.
(c)	Amortized over a 30-year open period as a level percent of payroll.
(d)	Each system’s board annually determines the portion of the employer contribution, if any, that is directed to fund post-employment health care benefits. This amount has typically ranged from 1.0% to 7.0% of salary. For PERS, reflects overall effective rate.
(e)	SERS also collects a health care surcharge from employers for employees who earn less than an actuarially determined minimum compensation amount. This amount is in addition to the amount allocated to health care from the employer contributions.

Sources: Retirement systems’ annual actuarial valuations.

School Funding

Under the financial structure in place before the 2010-11 biennium, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those fiscal years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s school subsidy formulas that were used until the 2009-10 biennium were structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 181 districts.

Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

In the years following this litigation, the General Assembly took several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Ohio Supreme Court as “unfunded mandates”.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (“LPEF”) (but excluding Federal and other special revenue funds) for recent biennia were:

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions discussed above for the 2002-03 biennium).
•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions discussed above for the 2004-05 biennium).
•	2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions discussed above for the 2006-07 biennium).
•	2008-09 – $17.2 billion (5.1% over the previous biennium before the expenditure reductions discussed above for the 2008-09 biennium).
•	2010-11 – $17.0 billion (a 1.6% decrease over the previous biennium. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009).

State appropriations for school funding for the 2012-13 biennium were $16.6 billion (a 2.3% decrease from those appropriations in the previous biennium), representing a decrease of 2.3% in Fiscal Year 2012 over Fiscal Year 2011 and an increase of 0.6% in Fiscal Year 2013 over Fiscal Year 2012. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium of “Federal Stimulus” funding received under the American Recovery and Reinvestment Act of 2009.

The amount of lottery profits transferred to the LPEF totaled $702.3 million in Fiscal Year 2009, $728.6 million in Fiscal Year 2010, and $738.8 million in Fiscal Year 2011 and is appropriated at $717.5 million in Fiscal Year 2012. The 2010-11 biennial Appropriations Act authorized the implementation of VLTs at Ohio’s seven horse racing tracks. See “Recent Biennia — 2010-11” for a discussion of litigation concluded in the Ohio Supreme Court declaring that the authorization of those VLTs is subject to voter referendum and subsequent withdrawal of that referendum by the committee for the petitioners. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

The most recent State biennial appropriations Act signed into law June 30, 2011, repeals the school funding system enacted for the 2010-11 biennium that was known as the “Evidence Based Model” and in its place creates a temporary formula allocating funding to school districts based on a wealth-adjusted portion of their State education aid for Fiscal Year 2011 under that prior Evidence Based Model. The temporary formula funds schools for the current 2012-13 biennium, while a permanent system is being devised for the future.

Under the temporary formula for the 2012-13 biennium, the State Department of Education will compute and pay to each school district, for Fiscal Years 2012 and 2013, education aid based on the per pupil funding it received for Fiscal Year 2011, adjusted by its share of a statewide per pupil adjustment amount that is indexed by the district’s relative tax valuation per pupil. That statewide per pupil adjustment amount must be determined by the Department such that the State’s total education aid obligation does not exceed the aggregate appropriated amount. A supplemental funding provision for Fiscal Years 2012 and 2013 guarantees to each district State operating funding in an amount at least equal to the amount of State operating funding (excluding any ARRA moneys) the district received for Fiscal Year 2011 under the prior Evidence Based Model. The Department is also required to pay the additional amount of $17 per student to each district that is rated as “Excellent with Distinction” or “Excellent” on the annual district and school academic performance report cards issued by the Department.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch” discussed below under Municipalities, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. Newer legislation created a third, more preliminary, category of “fiscal caution”. A current listing of school district in fiscal emergency or watch status is on the Internet at http://www.auditor.state.oh.us.

Municipalities

Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of more than 100,000 and 16 cities exceed 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined “fiscal emergencies.” A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality’s bonds and notes and, subject to the act’s stated standards and controls, permits the State to purchase limited amounts of the municipality’s short-term obligations (used only once, in 1980).

As noted in the discussion above of the 2002-03 and 2004-05 biennia, the amount of distributions in those biennia to most local governments, including municipalities, from the several State local government revenue assistance funds were and are generally capped at the equivalent monthly amounts in Fiscal Years 2000 and 2001.

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an “if and as needed” basis and is not aimed at particularly identified existing fiscal problems of those subdivisions. A current listing of governments in each status is on the Internet at http://www.auditor.state.oh.us.

State and Local Taxes

The variety of taxes and excises levied by the State is indicated in several tables in this Section. According to the Federation of Tax Administrators, citing the U.S. Census Bureau as its source, Ohio ranked 34th in state taxes per capita in 2010. Three major tax bases in the State, personal income (taxed by the State and municipalities and, with voter approval, by certain school districts), retail sales and use (taxed by the State and counties and transit authorities), and real and tangible personal property (taxed by local governments), are described below. In addition, the State has completed the phase-in over Fiscal Years 2006 through 2010 of its CAT on taxable gross receipts from doing business in Ohio, and the phase out over the same general period of its corporate franchise tax (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions). The initial rate for the CAT was 0.06% effective July 1, 2005, with that rate increased annually in approximately equal amounts (about 0.05%) until levied at the current rate of 0.26% when fully implemented in Fiscal Year 2010. As described further below, the receipts from the CAT are directed first and primarily to make compensating payments to school districts and other local taxing units in connection with the phase-out of the tangible personal property tax in 2006 through 2009.

The State also imposes a tax on the use, distribution, or sale of motor vehicle fuel. This “gasoline” tax was raised two-cents per gallon effective July 1, 2005 to 28 cents per gallon (one cent of this tax is specifically directed to local highway-related infrastructure projects).

Sales and Use Tax

The State sales and use tax rate has been 5.5% since July 1, 2005. That rate was temporarily increased from 5.0% to 6.0% for the period July 1, 2003 through June 30, 2005 (see above discussion of the 2004-05 biennium). The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Retail sales include the rental and storage of tangible personal property, the rental of hotel rooms, and certain specified services including, but not limited to, repair and installation services, data processing, computer, and electronic information services, telecommunication and personal care services.

Counties and transit authorities each are authorized to levy permissive sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined state and local tax and returns the local share directly to the counties and transit authorities.

Personal Income Tax

Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to Federal adjusted gross income, were reduced 4.2% annually in each of the years 2005 through 2008, and, after the postponement discussed above in the description of the 2010-11 biennium, again in 2011, resulting in an aggregate 21% decrease from the 2004 rates. The 2004 rates ranged from 0.743% on incomes of $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000, while the 2011 rates for the equivalent income brackets are 0.587% and 5.925%, respectively.

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

Municipalities, school districts and joint economic development districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2010 was 3%. A school district income tax is currently approved in 181 districts. Each joint economic development district (there were approximately 35 of them in 2009) may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and net business income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district). Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio’s ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003, and eighth since 2004. This movement, portrayed below, in significant measure reflects “catching up” by several other states and a trend in Ohio toward more service sector employment.

Personal Income ($ in Billions)

		U.S.	Ohio	Ohio % of U.S.	State Rank*
1970	Total	$832.2	$43.6	5.2%	5
	per capita	4,084	4,088	100.1	15
1980	Total	2,292.9	108.2	4.7	6
	per capita	10,091	10,022	99.3	21
1990	Total	4,831.3	202.5	4.2	7
	per capita	19,354	18,638	96.3	21
2000	Total	8,554.9	326.1	3.8	7
	per capita	30,318	28,694	94.6	24
2007	Total	11,900.6	404.6	3.4	8
	per capita	39,458	35,180	89.2	33
2008	Total	12,380.2	414.5	3.4	8
	per capita	40,673	36,113	88.8	34
2009	Total	12,168.2	408.7	3.4	8
	per capita	39,626	35,590	89.8	34
2010	Total	12,353.6	417.2	3.4	8
	per capita	39,937	36,162	90.6	33
2011**	Total	12,987.1	436.3	3.4	8
	per capita	41,663	37.791	90.7	33

*	Excludes District of Columbia.
**	preliminary

Source: U.S. Department of Commerce, Bureau of Economic Analysis.

In addition to personal income, the retail sales base is an important indicator of sales and use tax receipts.

Retail Sales ($ in Billions)
Fiscal Year	Ohio Retail Sales(a)	U.S. Retail Sales(b)	Ohio % of U.S.
1980	$39.01	$979.25	4.0%

1990	66.95	1,914.04	3.5

2000	117.72	3,213.82	3.6

2007	138.17	4,372.51	3.2

2008	138.44	4,501.48	3.1

2009	127.51	4,167.55	3.1

2010	129.25	4,216.25	3.1

2011	138.88	4,525.47	3.1

(a)	Calculated by Global Insight based on data from the U.S. Department of Commerce, Bureau of the Census.
(b)	U.S. Census Bureau Web Site.

Property Tax

The following table lists, for informational purposes only, the non-exempt real and tangible personal property tax base in the State and taxes levied on that base (on a calendar year basis). Only local taxing subdivisions, and not the State, currently tax the real and tangible personal property included in this table. Reported figures for 2010 show that these property taxes represent 3.66% of Ohio personal income.

		Assessed Value(a)		Percent of True Value(b)	Taxes Charged
1980	Real(c)	$56,457,842,607		27.1%	$2,343,384,488	(e)
	Tangible(d)	15,649,200,844		39.2	765,047,826
	Public Utility(c)	8,670,052,613		83.3	411,321,235

1990	Real	93,857,482,000		35.0	4,593,147,000	(e)
	Tangible(d)	18,473,055,000		28.0	1,149,643,000
	Public Utility(c)(f)	12,934,191,000		88.6	799,396,000

2000	Real	167,857,657,350		35.0	8,697,809,112	(e)
	Tangible(d)	23,298,302,564		25.0	1,720,740,378
	Public Utility(c)(f)	13,635,709,860		67.0	967,674,709

2008	Real	240,673,472,605		35.0	13,807,996,674	(e)
	Tangible(d)	6,592,078,011		6.8(b)	539,847,674
	Public Utility(c)(f)	8,596,715,120	(g)	47.3	646,437,973

2009	Real	238,138,880,215		35.0	14,119,235,738	(e)
	Tangible(d)	628,787,160		10.0(b)	55,498,628
	Public Utility(c)(f)	8,906,002,394	(g)	51.7	687,462,082

2010	Real	238,264,394,249		35.0	14,486,087,962	(e)
	Tangible(d)	320,961,400		5.0(b)	18,432,832
	Public Utility(c)(f)	10,096,712,600	(g)	52.9	747,237,219

(a)	Increases in assessed value of “Real” are in part products of reappraisals.
(b)	Regular annual reductions for “Tangible” (except for most public utility tangible) reached 0% in 2009, only telecommunication and telephone personal property is taxable in 2009 and 2010.
(c)	Includes public utility personal property owned and located within Ohio and railroad real property; excludes public utility real property.
(d)	Includes machinery, inventories, fixtures; effective tax year 2007 includes telephone company property. Excludes public utility tangible property. Effective tax year 2009 includes only telephone company property.

(footnotes continued on following page)

(e)	Includes the statutory 10% rollback (12.5% for owner-occupied residences) and elderly/handicapped partial exemption amounts, paid by the State to local taxing entities to compensate for statutory reductions in local tax collections. Effective for tax year 2005 and thereafter, the 10% rollback is eliminated for real property used in business, with exceptions for certain property used in farming or for housing.
(f)	Beginning in 1990, the true value of most public utility property is based on annual composite allowances that vary according to the type and age of property.
(g)	Beginning in 2001, the statutory assessment rate for electric and gas utilities decreased from 88% to 25%.

Source: Ohio Department of Taxation.

Under State legislation effective July 1, 2005, the tangible personal property tax (including inventories) has been phased out over tax years 2006 through 2009, with that tax generally eliminated beginning in tax year 2009. That legislation currently provides for the State to make distributions to school districts and other local taxing units from revenue generated by the recently enacted State commercial activity tax (“CAT”). Distributions are generally based on the taxable value of tangible personal property as reported in 2004 and property tax levies in effect for 2005. In Fiscal Year 2012, the State begins phasing-out tangible personal property tax replacement payments to schools and local governments with replacement payments to schools reduced by two percent of each district’s total resources in Fiscal Year 2012 and Fiscal Year 2013 for a total reduction of four percent; and replacement payments to local governments reduced by two percent of total resources for tax years 2011, 2012, and 2013 for a total reduction of six percent. Under current law, replacement payments will then continue at the 2013 amounts through tax year 2030.

Beginning July 2007, the State’s homestead exemption program, which takes the form of a credit on local residential real property tax bills, was expanded to allow all senior citizens and disabled Ohioans, regardless of income, to exempt from tax the first $25,000 of the market value of their home. Previously eligibility was restricted and benefits were tiered based on income. The total cost of the homestead exemption program in Fiscal Year 2010 was $371.6 million and in Fiscal Year 2011 was $388.9 million.

Property tax relief payments by the State to local subdivisions totaled $2.89 billion in the 2008-09 biennium and $3.36 billion for the 2010-11 biennium, and are estimated at $3.41 billion for the 2012-13 biennium.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy, without a vote or charter provision, to 10 mills per $1 of assessed valuation—commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

Ohio Economy

Although manufacturing (including auto-related manufacturing) remains an integral part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2010, Ohio’s economic output as measured by its gross state product (“GSP”) totaled $477.7 billion, 3.28% of the national GSP and eighth largest among the states. The State ranks fifth within the manufacturing sector as a whole ($80.0 billion) and fifth in durable goods ($46.8 billion). As a percent of Ohio’s 2009 GSP (2010 industry level data not yet available), manufacturing was responsible for 15.8%, with 20.0% attributable to the goods-producing sectors and 35.2% to business services sectors, including finance, insurance and real estate. Ohio is the eighth largest exporting state, with 2010 merchandise exports totaling $41.5 billion. The State’s leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for approximately 52.4% of that total.

In addition, with 13.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75.000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2008 crop production value of $5.2 billion represented 2.9% of the U.S. total value. Ohio ranks in the top seven states in the production of chicken eggs, tomatoes, soybeans, apples and corn. In 2008, Ohio’s agricultural sector output (consisting of crops, livestock, poultry and dairy, and services and forestry) totaled $8.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $2.9 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and eleventh in coal production in 2008.

Payroll employment in Ohio, in the diversifying employment base, decreased in 2001 through 2003, increased in 2004 through 2006, decreased in 2007 through 2010, and increased in 2011. In recent years, there has been a shift toward the services industry, with manufacturing employment decreasing since its 1969 peak. The “nonmanufacturing” sector now employs approximately 87% of all nonagricultural payroll workers in Ohio.

Although the State’s economy continues to be adversely affected by the national recession, and the average unemployment rate in Ohio has recently been slightly lower than the national rate. For example, Ohio was 7.3%, compared to the national rate of 8.2% (seasonally adjusted) for May 2012.

Ohio’s 2010 decennial census population of 11,536,104 indicated a 1.6% population growth between 2000 and 2010 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population — Total and by Age Group

Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800
2010	11,536,104	7	1.6	3,067,126	6,847,363	1,622,015

Source: U.S. Census Bureau Web Site, Population Estimates.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively.

Pennsylvania Municipal Money Market Portfolio. Because the Pennsylvania Municipal Money Market Portfolio invests in Pennsylvania (referred to herein as the “Commonwealth,” the “state” or “Pennsylvania”) municipal securities, the Pennsylvania Municipal Money Market Portfolio is susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. Without intending to be complete, the information set forth below briefly summarizes some of the factors affecting the financial situation in Pennsylvania. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Pennsylvania Municipal Money Market Portfolio and the Pennsylvania Municipal Money Market Portfolio assumes no responsibility for the completeness or accuracy of such information.

The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the state that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is no obligation on the part of the Commonwealth to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within Pennsylvania, and it is possible the Pennsylvania Municipal Money Market Portfolio will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.

There can be no assurance that the Commonwealth will not experience a decline in economic conditions, or that portions of the Pennsylvania municipal securities purchased by the Pennsylvania Municipal Money Market Portfolio will not be affected by such a decline.

State Economy

General. Many factors affect the financial condition of the Commonwealth of Pennsylvania and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Pennsylvania Municipal Money Market Portfolio.

Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing or laws with respect to tax-exempt financing.

The Commonwealth is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.4 billion in crop and livestock products annually. In 2011 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 63,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2011 decreased at an average annual rate of 0.08 percent compared with a 0.05 percent rate for the Middle Atlantic Region and 0.09 percent rate for the United States.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.1 percent of total employment by 2011. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.9 percent of 2011 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the fourth largest single source of employment within the Commonwealth. In 2011 the services sector accounted for 47.9 percent of all non-agricultural employment, while the trade sector accounted for 15.0 percent.

Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5 percent in early 2010 compared to 4.4 percent annual unemployment in 2007. As of May 2012, Pennsylvania had a seasonally adjusted annual unemployment rate of 7.4 percent.

State Budget

Overview. The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Tax revenues constitute approximately 98.1 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2012. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the capital stock and franchise tax, and the utility gross receipts tax. Together these five taxes produce 86.3 percent of General Fund tax revenues for the fiscal year ended June 30, 2012.

The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 – June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund, the Commonwealth’s largest operating fund, and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.

Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.

The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP. Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations, but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Over-estimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.

Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.

At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.

Fund financial statements of the Commonwealth prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for the Commonwealth presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of the Commonwealth for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.

Budget Stabilization Reserve Fund

Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1.038 billion to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund. Balances in the Budget Stabilization Reserve Fund may be used to alleviate emergencies threatening the health, safety or welfare of the Commonwealth’s citizens or to offset unanticipated revenue shortfalls due to economic downturns. Income to the fund is provided by the transfer of a legislatively determined portion of the General Fund budgetary basis unappropriated surplus at the close of a fiscal year, by investment income to the fund, and by specific appropriation from other available funds by the General Assembly.

The Budget Stabilization Reserve Fund is intended to accumulate a balance equal to 6 percent of General Fund revenues. Beginning with fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is to be lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time.

In July 2008, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The budgets for fiscal years 2009 and 2010 included no transfers into the Budget Stabilization Reserve Fund of any unappropriated surplus as no such surpluses existed at the end of fiscal years 2009 and 2010. The fiscal year 2010 budget included a transfer of the entire $755.0 million balance of the Budget Stabilization Reserve Fund to the General Fund to assist with the enactment of a balanced budget for fiscal year 2010. While the Commonwealth ended fiscal year 2011 with a $1.07 billion ending balance, under provisions of the American Recovery and Reinvestment Act of 2009 (“ARRA”), the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year. The Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.3 million. At present, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund. Based on the official revenue estimate for the enacted budget for fiscal year 2013, the Commonwealth projects a preliminary fiscal year 2013 ending balance of $292.9 million, which would result in a statutory transfer of $73.2 million in June 2013.

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.

Commonwealth Financial Performance

Recent Developments. On June 30, 2012, the Commonwealth’s fiscal year 2013 budget was signed into law by the Governor. The fiscal year 2013 budget includes a projected increase in Commonwealth revenues, prior to reserves for tax refunds, of 3.3 percent over fiscal year 2012 receipts. The rate of growth was based upon a projection that national and state economic growth will continue at a modest rate. The enacted fiscal year 2013 budget limits spending growth to 2.3 percent on a year-over-year basis.

Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2007 through fiscal year 2011, total revenues and other sources increased by an average of 4.9 percent annually. Tax revenues during this same period decreased by an annual average of 0.1 percent with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue and revenues from other sources in fiscal years 2009 and 2010. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2007 through 2011 rose at an average annual rate of 4.6 percent. Expenditures for the protection of persons and property during this period increased at an average annual rate of 5.7 percent; public education expenditures during this period increased at an average annual rate of 3.5 percent; health and human services expenditures increased at an average annual rate of 6.1 percent; and capital outlays increased at an average annual rate of 83.4 percent. Commonwealth expenditures for direction and support services (state employees and government administration) decreased at an average annual rate of 1.6 percent during the fiscal years 2007 through 2011. The fund balance at June 30, 2011 totaled $1,621.4 million, an increase of $1,336.6 million from the balance at June 30, 2010.

Fiscal Year 2010. The continuing effects of the national economic recession negatively impacted the Commonwealth’s economy during fiscal year 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in fiscal year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth’s revenues and receipts. General Fund revenues of the Commonwealth were below the certified estimate by $1,176.5 million or 4.1 percent during fiscal year 2010. Final Commonwealth General Fund revenues for the fiscal year totaled $27,648.2 million. Total fiscal year 2010 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,168.6 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,418.3 million, resulting in a preliminary operating balance for fiscal year 2010 of $1,750.3 million. However, after accounting for a negative fiscal year 2010 beginning balance of $2,799.5 million and an infusion of $755 million from the Budget Stabilization Reserve Fund, the Commonwealth ended fiscal year 2010 with an unappropriated surplus balance (i.e., a deficit balance) of -$294.2 million.

For GAAP purposes, at June 30, 2010, the General Fund reported a fund balance of $284.8 million, a decrease of $230.4 million from the reported $515.2 million fund balance at June 30, 2009. On a net basis, total assets increased by $520.0 million to $9,837.0 million. Liabilities increased by $750 million to $9,552 million largely because of a captioning change in liability type for unclaimed property (escheats) liability from accounts payable amounting to $553 million, and higher amounts due to political subdivisions ($319 million) for a variety of agencies. The change in fund balance for the General Fund of -$230 million for fiscal year 2010 compares with a change in the fund balance of -$2,459 million for fiscal year 2009.

Fiscal Year 2011. While unemployment rates remained at elevated levels within Pennsylvania, the Commonwealth’s revenues and receipts benefitted from the moderate uptick in the national economy experienced during a portion of fiscal year 2011. General Fund revenues of the Commonwealth were above the certified estimate by $785.5 million or 2.9 percent during fiscal year 2011, the first time since fiscal year 2008. Final Commonwealth General Fund revenues for the fiscal year totaled $27,497.2 million. Total fiscal year 2011 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $26,983.8 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources (federal ARRA funding), were $25,616.8 million, resulting in a preliminary operating balance for fiscal year 2011 of $1,367.0 million. However, after accounting for a negative fiscal year 2010 beginning balance of $294.2 million, the Commonwealth ended fiscal year 2011 with an unappropriated surplus balance of $1,072.8 million, which was the largest such unappropriated ending balance since at least 1949, the earliest period for which such records are available. Additionally, the $1,072.8 million unappropriated ending balance during fiscal year 2011 was the largest such balance as a percent of the Commonwealth budget since at least fiscal year 1975.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the Budget Stabilization Reserve Fund but including public health and human service assessments, decreased $184.8 million or 0.7 percent during fiscal year 2011. General Fund revenues decreased $150.9 million or 0.5 percent during fiscal year 2011 when measured on a year-over-year basis as compared to fiscal year 2010. However, this decline is due primarily to the use of the Budget Stabilization Reserve Fund and other such one-time balance transfers utilized during the 2010 fiscal year.

Fiscal year 2011 appropriations from Commonwealth revenues, including supplemental appropriations and federal ARRA funding and net of appropriation lapses, totaled $28,321.3 million an increase of $485.4 million or 1.7 percent from fiscal year 2010 expenditures. Commonwealth General Fund appropriations for fiscal year 2011 totaled $28,019.8 million, an increase of $379.3 million or 1.4 percent from fiscal year 2010 levels.

The ending unappropriated balance was $1,072.8 million for fiscal year 2011. Under provisions of ARRA, the Commonwealth was prohibited from depositing any funds into the Budget Stabilization Reserve Fund. In June 2011, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

For GAAP purposes, at June 30, 2011, the General Fund reported a fund balance of $1,621.4 million, an increase of $1,336.6 million from the reported $284.8 million fund balance at June 30, 2010. On a net basis, total assets increased by $1,002.0 million to $10,839.0 million. Liabilities decreased by $334 million to $9,218.0. The change in fund balance for the General Fund for fiscal year 2011 of $1,336.6 million for fiscal year 2011 compares favorably with changes in the fund balance of -$230.0 million for fiscal year 2010 and -$2,459.0 for fiscal year 2009.

Fiscal Year 2012. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth’s revenue receipts during fiscal year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6 percent during fiscal year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27,678.0 million. Total fiscal year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,101.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,534.4 million, resulting in a preliminary operating balance for fiscal year 2012 of -$433.3 million. However, after accounting for a positive fiscal year 2012 beginning balance of $1,072.8 million, the Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1,072.8 million ending balance from FY 2011) such unappropriated ending balance since prior to the last recession.

General Fund revenues increased $180.8 million or 0.7 percent during fiscal year 2012 when measured on a year-over-year basis as compared to fiscal year 2011. Tax revenue collections grew $687.8 million or 2.6 percent on a year-over-year basis from fiscal year 2011 to fiscal year 2012 while non-tax revenue collections declined $507.2 million or 48.9 percent, primarily from a reduction in balance transfers from fiscal year 2011 to fiscal year 2012.

Fiscal year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27,534.4 million. A total of $349.3 million in appropriations were lapsed in fiscal year 2012. Commonwealth General Fund appropriations for fiscal year 2012 totaled $27,185.6 million, a decrease of $1,135.7 million or 4.0 percent from fiscal year 2011 levels.

The ending unappropriated balance was $659.2 million for fiscal year 2012. In June 2012, the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance was suspended for one year.

Fiscal Year 2013 Budget. The enacted fiscal year 2013 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $28,285.0 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $27,918.6 million. The $366.4 million negative difference between estimated revenues and budgeted appropriations is to be mitigated by a partial draw down of the $659.0 million ending balance from fiscal year 2012. General Fund appropriations (prior to any lapses), from all revenue sources are estimated to grow $470.8 million or 1.7 percent on a year-over-year basis during fiscal year 2013. This modest increase follows a net reduction in state spending of over $1,159.9 million or 4.1 percent on a year-over-year basis during the prior fiscal year. The reduction in appropriations during fiscal year 2012 was the largest such reduction in the Commonwealth since at least 1970 and the fiscal year 2012 budget reset spending levels to those last seen in fiscal year 2009. The enacted fiscal year 2013 budget resets spending levels to the fiscal year 2010 levels. The fiscal year 2013 ending unappropriated balance is estimated to be $219.4 million following the statutory transfer of 25 percent of the Commonwealth’s unappropriated surplus balance to the Budget Stabilization Reserve Fund.

The fiscal year 2013 revenue estimate is based upon an economic assumption that economic growth will total 2.2 percent annual growth through June 2013. Total revenues of the Commonwealth, prior to reserves for refunds are expected to increase $912.0 million or 3.3 percent from fiscal year 2012 levels. The enacted budget for fiscal year 2013 includes tax reductions totaling $312.9 million, principally from the continued phase-out of the capital stock and franchise tax. Tax revenues of the Commonwealth are estimated to increase 3.4 percent from fiscal year 2012 levels. Non-tax revenues are projected to decline 3.8 percent.

Commonwealth General Fund appropriations for fiscal year 2013 total $27,656.4 million, an increase of $626.1 million or 2.3 percent from fiscal year 2012 levels.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Outstanding Debt of the Commonwealth

General. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $10,724.3 million at June 30, 2012, a net increase of $852.3 million from June 30, 2011. Over the 10-year period ended June 30, 2012, total net outstanding general obligation debt increased at an annual rate of 5.9 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 6.5 percent.

Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Moral Obligations. The only debts of state-created organizations in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency, a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. As of December 31, 2012, this state-created organization had $4,118.2 million of revenue bonds outstanding.

Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

Commonwealth Financing Authority. The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and

Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. It is projected that portions of the increased CFA debt issuance authority will be utilized over the next two to four fiscal years. As of August 31, 2010, the CFA had issued $142.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $550.0 million in limited obligation revenue bonds authorized by Act 63.

As of June 30, 2011, the CFA had $1,420.2 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has appropriation responsibility with respect to for $871.9 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $548.3 million of such outstanding debt. The Commonwealth’s fiscal year 2012 enacted budget appropriates $82.019 million in state funds to the CFA for payment of CFA debt service during fiscal year 2012. Further, a portion of the existing interest earnings of the CFA, totaling approximately $3.5 million will be available to support CFA debt service payments. The fiscal year 2013 budget includes $85.5 million in state funds to support the CFA for payments of CFA debt service. It is statutorily required that an additional $5.0 million in existing interest earnings of the CFA will be used during fiscal year 2013 to support CFA debt service payments. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.

Lease for Pittsburgh Arena. In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds would be required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00 and in fiscal year 2012 it was $96,470.00.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was recently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of

$15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While the Gaming Economic Development and Tourism Fund is projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Pension and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change. For financial reporting purposes, both SERS and PSERS have adopted the Governmental Accounting Standards Board’s Statement No. 25. This Statement requires a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, the Statement requires a comparison of employer contributions to “annual required contributions.” As of December 31, 2011, the unfunded actuarial accrued liability or SERS was $14,664 million. As of June 30, 2011, the unfunded actuarial accrued liability of PSERS was $26,499 million.

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.

City of Philadelphia

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 26, 2011.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $453.0 million in special tax revenue bonds outstanding as of December 31, 2012. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

Litigation

The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

As of April 17, 2012, the general obligation bonds of the Commonwealth are rated Aa1 by Moody’s Investors Service, Inc., AA by Standard & Poor’s and AA+ by Fitch Ratings.

Virginia Municipal Money Market Portfolio. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from a recent official statement dated July 9, 2012, relating to the Commonwealth Transportation Board, Commonwealth of Virginia, Federal Transportation Grant Anticipation Revenue Note, Series 2012B, and other publicly available information prepared by the Commonwealth of Virginia (the “Commonwealth”) and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the Commonwealth itself and not to the numerous special purpose or local government units whose issues may also be held by the Virginia Municipal Money Market Portfolio. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters.

Demographic Information and Economic Climate

In 2010 the Commonwealth had a population of approximately 8,001,024. The Commonwealth is the twelfth most populated state in the nation with 2.6% of the total population of the United States. The Commonwealth encompasses 39,594 square miles of land area. In 2010 the Commonwealth had a population density of approximately 202.1 persons per square mile, compared to the national average of 87.3 persons per square mile.

According to the U.S. Department of Commerce, the residents of the Commonwealth received over $355 billion in estimated personal income in 2010. In the same year, the Commonwealth had a per capita income of approximately $44,246, compared to the national average of $39,945 and ranked seventh among the states in per capita income.

According to statistics published by the U.S. Department of Labor, the Commonwealth’s unemployment rate from 2000 through 2011 was less than the national average unemployment rate each year. During 2011, an average of 6.2% of the Commonwealth’s population was unemployed, compared to the national average of 8.5%.

The Commonwealth is one of twenty-three states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the more industrialized states.

Budgetary Process

The Commonwealth’s state government operates on a two-year budget. The Constitution of the Commonwealth vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the Virginia General Assembly (the “General Assembly”); however, the Governor has broad authority to manage the budgetary process. By statute, the Governor is required to present to the General Assembly a bill detailing his budget for the next biennium (the “Budget Bill”) by December 20th of each odd-year. The General Assembly considers the Budget Bill during its even-year sessions. After enactment, the Budget Bill becomes law, effective on July 1 of the same year (the “Appropriation Act”). During the odd-year sessions the General Assembly considers the proposed amendments to the Appropriation Act enacted during the previous year. The Governor submits the proposed amendments to the General Assembly in a form of a Budget Bill by December 20th of each even year.

Once an Appropriation Act becomes law the revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. The law of the Commonwealth provides that up to 15% of an appropriation to an agency from the General Fund of the Commonwealth (the “General Fund”) may be withheld, if required.

An amendment to the Constitution of the Commonwealth, effective January 1, 1993, established the Revenue Stabilization Fund (the “Revenue Stabilization Fund”). The Revenue Stabilization Fund is available to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 15% of the Commonwealth’s average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

The General Fund revenues are principally comprised of tax revenues. In recent fiscal years, most of the tax revenues have been derived from taxes imposed by the Commonwealth on individual and fiduciary income, state sales and use, corporate income, premiums of insurance companies, and deeds, contracts, wills and suits. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001, 2002, 2003, 2008, and 2009 and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999, 2000, 2004, 2005, 2006, 2008, 2010 and 2011.

On July 19, 2011, Governor Bob McDonnell announced that the Commonwealth concluded the fiscal year 2011 with an approximately $311 million surplus from General Fund revenue collections and transfers. In the fiscal year 2011 the total revenue collections rose by approximately 5.8% compared to the fiscal year 2010. The main factor contributing to the larger than forecasted revenue increase was growth in individual income tax receipts from both payroll withholding and non-withholding. The Constitution and the laws of the Commonwealth that govern revenue allocation in the event of a surplus require the allocation of a portion of the 2012 surplus to certain areas of the Commonwealth’s budget.

2012 Appropriation Act

On December 19, 2011 Governor McDonnell presented the Budget Bill for the 2012-2014 biennium that began on July 1, 2012 (House Bill 30/Senate Bill 30) (the “2012 Budget Bill”). The 2012 Budget Bill was considered by the General Assembly and was signed into law (the “2012 Appropriation Act”) by Governor McDonnell on June 11, 2012.

The 2012 Appropriation Act focused on the core functions of government, and was developed with five main objectives:

•	Promote job creation, economic development, and entrepreneurship;
•	Reform, reallocate, and reinvest in programs that make government more efficient, effective, and accountable;
•	Fund the key budget areas of education and transportation;
•	Address problem areas of pension funding, transportation maintenance, and higher education funding;
•	Build up cash reserves and liquidity to provide flexibility to address future adverse economic events.

The 2012 Appropriation Act allocated $86.5 billion for total state government operations. The revised economic forecast projects General Fund revenues to grow 3.3 percent in fiscal year 2013 and 4.5 percent in fiscal year 2014.

The 2012 Appropriation Act provided an additional $132.7 million to the Revenue Stabilization Fund in fiscal year 2013 and $166.4 million in fiscal year 2014. These deposits, with earnings, will bring the expected balance in the Revenue Stabilization Fund to $609.2 million by the end of fiscal year 2014. The 2012 Appropriation Act also provided for an additional $50 million to the Federal Action Contingency Fund (FACT Fund) over the biennium.

Other budget actions included: employer contributions to Virginia’s Retirement System; new funding for Virginia’s higher education system; additional state funding for public education; new funding for economic development and private sector job creation; an increase in the dedicated transportation allocation of the sales tax over the next eight years; and an increase in mental health funding to continue the transition to more community based care.

Indebtedness of the Commonwealth

The Constitution of the Commonwealth prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the full faith and credit of the Commonwealth, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for and limitations on the issuance of general obligation and other debt, and Virginia is within its limit for each.

Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30% of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25% of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. While some of these bonds are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, others are paid solely from revenues of the applicable projects.

The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, the Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported entirely or in large part by the General Fund appropriations.

The Commonwealth Transportation Board has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

The Commonwealth is involved in numerous leases that are subject to appropriation of funding by the General Assembly. The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements.

Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds and the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt, but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised the Commonwealth that any such deficiencies exist.

In addition to the constitutional restraint on indebtedness, the Commonwealth’s Debt Capacity Advisory Committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of the Commonwealth. The committee annually reviews the outstanding debt of the agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

Indebtedness of the Local Governments

As of June 30, 2011, local government in the Commonwealth was comprised of 95 counties, 39 incorporated cities, and 36 incorporated towns. The Commonwealth is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in the Commonwealth are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities. According to figures prepared by the Auditor of Public Accounts of Virginia, the total outstanding debt of the counties in the Commonwealth was approximately $15.3 billion as of June 30, 2011, most of which was borrowed for public school construction. The Auditor of Public Accounts computed the total outstanding debt, as of June 30, 2011, for the cities to be approximately $10.8 billion and for the towns approximately $638 million.

Recent Events

In connection with the action by Moody’s Investors Service (“Moody’s”) on July 13, 2011 placing its Aaa government long-term bond rating of the United States on review for downgrade, Moody’s announced it would assess the ratings of Aaa-rated states to gauge their sensitivity to sovereign risk. On July 19, 2011, Moody’s announced it had placed on review for possible downgrade five states rated Aaa by Moody’s including the Commonwealth. If the United States government’s rating were to be downgraded by Moody’s to Aa1 or lower, Moody’s stated Commonwealth’s rating would likely be downgraded as well. In announcing this action with respect to the Commonwealth, Moody’s cited higher than average exposure to several sovereign risk factors including (i) sensitivity to national economic trends compared to other Aaa rated states based on employment volatility due to federal fluctuations, (ii) federal employees as a percentage of the state’s total employment, (iii) federal procurement contracts as a percentage of state gross domestic product, and (iv) below average available fund balance as a percentage of operating revenue.

Following the increase in the statutory debt limit on August 2, 2011, Moody’s confirmed the Aaa government long-term bond rating of the United States but changed the outlook to negative. On August 4, 2011, Moody’s confirmed the Aaa rating of the Commonwealth and revised the outlook to negative. In February 2012, Fitch Ratings confirmed the AAA governmental bond rating of the Commonwealth and affirmed the outlook as stable.

Litigation

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

Part II

Part II of this statement of additional information contains information about the following funds: BIF Arizona Municipal Money Fund (“BIF Arizona”), BIF  California Municipal Money Fund (“BIF California”), BIF Connecticut Municipal Money Fund (“BIF Connecticut”), BIF  Florida Municipal Money Fund (“BIF Florida”), BIF  Massachusetts Municipal Money Fund (“BIF Massachusetts”), BIF  Michigan Municipal Money Fund (“BIF Michigan”), BIF  New Jersey Municipal Money Fund (“BIF New Jersey”), BIF  New York Municipal Money Fund (“BIF New York”), BIF  North Carolina Municipal Money Fund (“BIF North Carolina”), BIF  Ohio Municipal Money Fund (“BIF Ohio”) and BIF  Pennsylvania Municipal Money Fund (“BIF Pennsylvania”), each a series of the BIF  Multi-State Municipal Series Trust (collectively, the “BIF State Funds”); BIF  Government Securities Fund (“BIF Government Securities”); BIF  Money Fund (“BIF Money”); BIF  Tax-Exempt Fund (“BIF Tax-Exempt”); BIF  Treasury Fund (“BIF Treasury”); BBIF Government Securities Fund (“BBIF Government Securities”); BBIF Money Fund (“BBIF Money”); BBIF Tax-Exempt Fund (“BBIF Tax-Exempt”); BBIF Treasury Fund (“BBIF Treasury”); BlackRock Money Market Portfolio (“Money Market Portfolio”), BlackRock U.S. Treasury Money Market Portfolio (“U.S. Treasury Money Market Portfolio”), BlackRock Municipal Money Market Portfolio (“Municipal Money Market Portfolio”), BlackRock New Jersey Municipal Money Market Portfolio (“New Jersey Portfolio”), BlackRock North Carolina Municipal Money Market Portfolio (“North Carolina Portfolio”), BlackRock Ohio Municipal Money Market Portfolio (“Ohio Portfolio”), BlackRock Pennsylvania Municipal Money Market Portfolio (“Pennsylvania Portfolio”) and BlackRock Virginia Municipal Money Market Portfolio (“Virginia Portfolio”) (collectively, the “BlackRock Funds Portfolios”), each a series of BlackRock FundsSM (the “Trust”); BlackRock Summit Cash Reserves Fund (“Summit Cash Reserves”) of BlackRock Financial Institutions Series Trust (“FIST”); Ready Assets Prime Money Fund (“Ready Assets Prime”); Ready Assets U.S.A. Government Money Fund (“U.S.A. Government Money”); Ready Assets U.S. Treasury Money Fund (“U.S. Treasury Money”); and Retirement Reserves Money Fund of Retirement Series Trust (“Retirement Reserves”). Prior to June 18, 2010, BIF Arizona Municipal Money Fund, BIF California Municipal Money Fund, BIF Connecticut Municipal Money Fund, BIF Florida Municipal Money Fund, BIF Massachusetts Municipal Money Fund, BIF Michigan Municipal Money Fund, BIF New Jersey Municipal Money Fund, BIF New York Municipal Money Fund, BIF North Carolina Municipal Money Fund, BIF Ohio Municipal Money Fund, BIF Pennsylvania Municipal Money Fund, BIF Multi-State Municipal Series Trust, BIF Government Securities Fund, BIF Money Fund, BIF Tax-Exempt Fund and BIF Treasury Fund were know as CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Florida Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund, CMA Pennsylvania Municipal Money Fund, CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, CMA Money Fund, CMA Tax-Exempt Fund and CMA Treasury Fund, respectively, and BBIF Government Securities Fund, BBIF Money Fund, BBIF Tax-Exempt Fund and BBIF Treasury Fund were known as WCMA Government Securities Fund, WCMA Money Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, respectively.

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The BIF State Funds, BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury may be collectively referred to herein as the “BIF Funds.” The BIF State Funds and BIF Tax-Exempt may be collectively referred to herein as the “BIF Tax-Exempt Funds.” BBIF Government Securities, BBIF Money, BBIF Tax-Exempt and BBIF Treasury may be collectively referred to herein as the “BBIF Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to herein as “Trustees.” BlackRock Advisors, LLC is the manager of each Fund and is referred to as “BlackRock” or the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.”  The Securities Exchange Act of 1934, as amended, is referred to herein as the “Exchange Act.”  The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”

BIF Money, BIF Government Securities, BIF Tax-Exempt and BIF Treasury as well as all of the BBIF Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company organized in Delaware (each, a “Master LLC”), a fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master LLC. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying

II-1

Master LLC in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master LLC.

In addition to containing information about the Funds, Part II of this Statement of Additional Information contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

Investment Risks and Considerations

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this Statement of Additional Information for further information about each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this Statement of Additional Information as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied upon by investors in that Covered Fund.

Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. BIF Money, BBIF Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. BIF Money and BBIF Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and that by their terms are general obligations of the foreign parent. No Fund will invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

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The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables or pools of mortgage-backed or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things, to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.  See “Bank Money Instruments.”

Foreign Short Term Debt Instruments. Foreign short term debt instruments refer to U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.  See “Bank Money Instruments.”

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

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 Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.

As with other investments, investments in other investment companies are subject to market and selection risk.

Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s income taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

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 Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issuer. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase a Municipal Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code of 1986, as amended (the “Code”) establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service (“IRS”) has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such

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Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes - Taxes.”

Municipal Securities - Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more underlying bonds coupled with a right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying bond in accordance with a governing agreement. A Fund may also invest in other forms of short term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the underlying bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors are paid out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 5% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two

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dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of a Fund in Municipal Securities will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of Variable Rate Demand Obligations (“VRDOs”) (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance. See “VDROs and Participating VDROs” below.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short term municipal debt obligations by an NRSRO or, if not rated, of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —“Description of Bond Ratings.”

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates

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and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Code may limit the types and volume of securities qualifying for the Federal income tax exemption of interest; this may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities such as, for example, securities the interest on which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk than funds that do not follow this practice.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs (described below) may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from a financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither BIF Tax-Exempt nor BBIF Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

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Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of such a security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in Taxable Securities (as defined below, see “Taxable Money Market Securities”) pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  One common type of repurchase agreement a Fund may enter into is a “tri-party” repurchase agreement. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. In any repurchase transaction to which a Fund is a party, collateral for a repurchase agreement may include cash items and obligations issued by the U.S. Government or its agencies or instrumentalities.  Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs.  Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation.  Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.  From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities.  If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to

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repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold may decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio maturity, liquidity, diversification and quality requirements applicable to all money market funds.

Maturity. Each Fund is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less. In addition, the Funds will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of a Fund is the average amount of time until the issuers of the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in a Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of a Fund’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable or floating rate securities regarding the use of interest rate reset dates.

Liquidity. Recent amendments to Rule 2a-7 added a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under section 22(e) of the Investment Company Act, and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, each Fund’s adviser or sub-adviser must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this new provision may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below. The Funds (other than BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt) will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets. The Funds will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. No Fund will invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund).

Portfolio Diversification and Quality. Rule 2a-7 under the Investment Company Act presently limits investments by each Fund (other than BIF State Funds) in securities issued by any one issuer (except for, among others, securities issued by the U.S. Government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the case of BIF State Funds, this restriction is applicable only with respect to 75% of a BIF State Fund’s total assets. In the event of investments in securities that are Second Tier Securities (as defined in Rule 2a-7) issued by a single issuer, not more than 1⁄2 of 1% of the Fund’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. Government securities and the respective Fund’s adviser or sub-adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of each Fund’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

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Securities Lending. Certain Funds may lend portfolio securities with a value not exceeding 33 1/3% of the Fund’s total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund lending portfolio securities retains the right to vote or consent on proxy proposals involving material events affecting the securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss if there are losses on investments made with the cash collateral or if the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent. Pursuant to that order, each Fund has retained an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. Pursuant to the same order, each Fund may invest its uninvested cash in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Structured Notes. Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.

Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

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The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured. Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. Certain Funds will not invest in taxable short term money market securities.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. To qualify, among other requirements, each Fund will limit its investments so that at the close of each quarter of the taxable year (i) at least 50% of the market value of each Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income). For purposes of this restriction, the BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of BIF State Funds, BIF Tax-Exempt and BBIF Tax-Exempt to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the BIF State Funds has elected to be classified as “diversified” under the Investment Company Act and must satisfy the diversification requirements set forth in Rule 2a-7.

Management and Other Service Arrangements

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership” and “—“Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

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Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Trustees, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an administration agreement with the Manager, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (the “Distributor” or “BRIL”), charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc.(“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect from year to year if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

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 Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Each Fund has entered into an agreement with a transfer agent identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information, pursuant to which the transfer agent is responsible for the issuance, transfer, and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays a fee for these services.

See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Services” of each Fund’s Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised solely of non-interested Trustees, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund appears on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC, to State Street, the Manager and/or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays

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for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information on the fees paid by your Fund for the periods indicated.

Disclosure of Portfolio Holdings

The Boards of Trustees of each Fund and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings.  The respective Boards of Trustees have approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines.  Each Fund’s Board of Trustees provides ongoing oversight of the Fund’s and Manager’s compliance with the Guidelines.  Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below.  This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.

Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless the Fund has a legitimate business purpose for doing so.  Confidential Information may also be disclosed to the Funds’ Trustees and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Fund’s Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines.  Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with their agreements with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund or a third-party feeder fund; or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

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1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in a Fund as of a specific date.

The following shall not be deemed to be a disclosure of Confidential Information:

●	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, Global Allocation Portfolio of BlackRock Series Fund, Inc. and Global Allocation V.I. Fund, whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).

The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:

●	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
●	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Fund’s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.  Funds’ Boards of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2. Funds’ transfer agent

1 The precise number of days specified above may vary slightly from period to period depending on whether the specified calendar day falls on a weekend or holiday.

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3. Funds’ Custodian

4.  Funds’ Administrator, if applicable.

5.  Funds’ independent registered public accounting firm.

6.  Funds’ accounting services provider

7.  Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.  Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet

9.  Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.  Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.  Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, iBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association.

12.  Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

13. Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund and Sterling Capital Funds, and their respective boards, sponsors, administrators and other service providers.

14. Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

15. Other — Investment Company Institute.

With respect to each such arrangement, each Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

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Potential Conflicts of Interest

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their

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proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

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Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to

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economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Pricing of Shares – Determination of Net Asset Value” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the

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extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

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In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.

The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

Purchase of Shares

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor.  The types of shareholder service programs offered to shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than Cash Management Account® (“CMA”) service (or other Merrill Lynch central asset account program) Subscribers, Working Capital Management Account® (“WCMA”) service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored

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retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a BIF Fund directly through the Fund’s transfer agent in the manner described below under “Methods of Payment—Payment to the Transfer Agent.” Shareholders of the BIF Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the card/check account or automatic investment of free cash balances.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the BIF Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Fund’s transfer agent.

Payment by Wire. If you maintain an account directly with the Fund’s transfer agent, you may invest in a Fund through wire transmittal of Federal Funds to the Fund’s transfer agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to Bank of America, 1401 Elm Street, Dallas, Texas 75202. You should give your financial institution the following wiring instructions: ABA #026009593 Merrill Lynch Money Markets, DDA #375624069. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Fund’s transfer agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Purchases of Shares of U.S.A. Government Money Through Merrill Lynch Plans

Shares of U.S.A. Government Money are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

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Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund. Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Money will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Money you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the BIF Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Fund’s transfer agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below. The primary Money Account for CMA service subscribers is the Merrill Lynch Bank Deposit Program (described below). Certain clients may qualify to choose the BIF Tax-Exempt or BIF State Funds as their primary Money Account.

 You may also elect to have free cash balances invested in individual deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co., FSB (the “Merrill Lynch Bank Deposit Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each BIF Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the BIF Fund’s shareholders to issue additional shares. If sales of shares of BIF Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of the BIF State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Merrill Lynch Bank Deposit Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases

(BIF Tax-Exempt and BIF State Funds): Where offered, free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

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(All BIF Funds except for BIF Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into BIF Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Bank Deposit Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in BIF Money, BIF Government Securities and BIF Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of the BIF Tax-Exempt Funds.

Manual Purchases (All BIF Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more through your Financial Advisor at any time in shares of a BIF Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement provided by Merrill Lynch.

Working Capital Management Account®. The Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) for corporations and other businesses provides participants a securities account (which includes all the features of a regular CMA account) plus optional lines of credit and other features. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Participants in the WCMA service are able to manually invest funds in certain designated BIF Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated BIF Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated BIF Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated BIF Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of BIF Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum BIF Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained.

However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain BIF Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

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Purchase of Shares of BBIF Funds by WCMA Service Subscribers

Eligibility. Shares of the BBIF Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to manually invest cash balances into certain other money market funds or individual money market accounts pursuant to the Insured Savings AccountSM.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a BBIF Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

BBIF Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of BBIF Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a BBIF Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a BBIF Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

All purchases of the BBIF Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

BBIF Multiple Class Structure. Each BBIF Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Account Information— BBIF Multiple Class Structure” and “—How to Choose the Share Class that Best Suits Your Needs” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each BBIF Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a BBIF Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the service fees and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Account Information— BBIF Multiple Class Structure” and “—How to Choose the Share Class that Best Suits Your Needs” in the Prospectus. The distribution fees and service fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the BBIF

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Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a BBIF Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that service fees and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — BBIF Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the BBIF Funds. Class 4 shares bear the lowest service and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest service and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by the trustee or sponsor of such plan by payments directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) an education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except

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for RSAs) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999, certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Purchase of Shares of Summit Cash Reserves

Exchange Privilege. Investor A shareholders of Summit Cash Reserves who acquired their shares upon an exchange from Investor A or Institutional Shares of certain affiliated funds will have an exchange privilege with Investor A or Institutional Shares of certain affiliated funds. Shareholders may exchange Investor A Shares of the Fund for Institutional Shares of one of the affiliated funds if the shareholder holds any Institutional Shares of that affiliated fund in the account in which the exchange is to be made at the time of the exchange or is otherwise eligible to purchase Institutional Shares of such affiliated fund. Otherwise Investor A Shares will automatically be purchased.

Eligible institutional investors include: employees of BlackRock, Merrill Lynch, PNC and Directors of any BlackRock-advised funds; customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers; investors who currently own Institutional Shares in a shareholder account are entitled to purchase additional Institutional Shares of the Fund in that account; institutional and individual retail investors with a minimum investment of $2 million; certain qualified retirement plans; investors in selected fee based programs; registered investment advisers with a minimum investment of $250,000; Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Fund.

If a holder of Investor A Shares of the Fund subsequently exchanges back into the same class of shares of the original affiliated fund it will do so without paying any sales charge. If a holder of Investor A Shares of the Fund exchanges into Investor A or Institutional Shares of another affiliated fund, the holder will be required to pay a sales charge equal to the difference, if any, between the sales charge previously paid on the shares of the original affiliated fund and the sales charge payable at the time of the exchange on the shares of the new affiliated fund.

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Investor B shareholders of the Fund who acquired their shares upon an exchange from Investor B or Investor C Shares of certain affiliated funds will have an exchange privilege with Investor B or Investor C Shares of certain affiliated funds. A holder of Investor B Shares of the Fund may subsequently exchange back into the original affiliated fund. When a shareholder exchanges Investor B or Investor C Shares of an affiliated fund for Investor B Shares of the Fund, the period of time that the shareholder holds the Investor B Shares of the Fund will count towards satisfaction of the holding period requirement for purposes of reducing the CDSC relating to the Investor B or Investor C Shares acquired upon exchange of the Investor B Shares of the Fund. With respect to exchanges of Investor B Shares of an affiliated fund into Investor B Shares of the Fund, the period of time the Investor B Shares of the affiliated fund are held will count towards satisfaction of the conversion period (the length of time until the Investor B Shares acquired upon exchange of the Investor B Shares of the Fund are automatically converted into Investor A Shares). Conversely, the period of time that a shareholder has held the shares of an affiliated fund or a fund participating in the Exchange Program will count towards the satisfaction of the conversion period under which Investor B Shares of the Fund convert to Investor A Shares of the Fund.

If Investor B Shares are redeemed from the Fund and not exchanged into shares of an affiliated fund, a CDSC will be charged to the extent it would have been charged on a redemption of shares from the original affiliated fund.

It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares are distributed by the Distributor.

Under the exchange privilege, exchanges are made on the basis of the relative net asset values of the shares being exchanged. Shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the affiliated funds. For purposes of the exchange privilege, dividend reinvestment shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the shares on which the dividend was paid. Based on this formula an exchange of Investor A Shares of the Fund for Investor A or Institutional Shares of an affiliated fund generally will require the payment of a sales charge equal to the difference, if any, between the sales charge previously paid on the Institutional or Investor A Shares originally exchanged for Investor A Shares of the Fund and the sales charge that may be payable at the time of the exchange on the Institutional or Investor A Shares of the affiliated fund to be acquired.

Exchange Program. The Fund participates in an exchange program with certain non-money market open-end management investment companies that are (i) distributed by a selected securities dealer that is an affiliate of the Distributor, (ii) not affiliated funds, and (iii) not distributed by the Distributor (each referred to as a “Participating Fund”) (the “Exchange Program”). Exchanges may be made into Investor A or Investor B Shares of the Fund at net asset value without the imposition of a front-end sales charge (“sales charge”) or CDSC. Shares of a Participating Fund that are subject to a sales charge will be exchanged for Investor A Shares of the Fund without the imposition of a sales charge. The holder of Investor A Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund without incurring any sales charge or exchange into shares of another Participating Fund subject to a sales charge in the same fund complex as the original Participating Fund by remitting an amount equal to the difference, if any, between the sales charge previously paid on the shares of the original Participating Fund and the sales charge payable at the time of the exchange on the shares of the new Participating Fund.

Exchanges may be made into Investor B Shares of the Fund at net asset value without the imposition of a sales charge. Shares of Participating Funds subject to a CDSC will be exchanged for Investor B Shares of the Fund without the payment of a CDSC that might otherwise be due on redemption of the Participating Fund shares. The holder of such Investor B Shares of the Fund may subsequently either exchange back into the same class of shares of the Participating Fund or exchange into shares of another Participating Fund in the same fund complex as the original Participating Fund. Upon such exchange, the holder of the Investor B Shares of the Fund will receive credit toward reduction of the CDSC that would have been due on the Participating Fund shares for the time period during which the Investor B Shares of the Fund were held. This period of time will also count towards satisfaction of any conversion period applicable to the Participating Fund shares. If holders of the Investor B Shares of the Fund redeem those shares instead of exchanging back into shares of the original Participating Fund or of another Participating Fund in the same fund complex, CDSC payments, if any, will be assessed based upon the combined holding period for the Participating Fund shares and the Fund shares.

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The Participating Funds may impose administrative and/or redemption fees on an exchange transaction with the Fund. There will be no sales charge on exchange transactions into the Fund. The Exchange Program may be modified or terminated at any time in accordance with the rules of the Commission.

A Participating Fund may modify or terminate the terms of its involvement in the Exchange Program at any time in accordance with the rules of the Commission.

Before effecting an exchange, shareholders of the Fund should obtain a currently effective prospectus of the affiliated fund or participating Fund into which the exchange is to be made for information regarding the fund and for further details regarding such exchange.

To effect an exchange, shareholders should contact their financial adviser, selected securities dealer or other financial intermediary, who will advise the Fund of the exchange, or write to the Fund’s transfer agent requesting that the exchange be effected. Shareholders of Participating Funds and certain affiliated funds with shares for which certificates have not been issued may effect an exchange by wire through their securities dealers. The Exchange Program or the exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. There is currently no limitation on the number of times a shareholder may effect an exchange into the Fund either through the exchange privilege or the Exchange Program; however, the Fund reserves the right to limit the number of times an investor may effect an exchange. Certain Participating Funds and affiliated funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The Exchange Program and the exchange privilege are available only to U.S. shareholders in states where the exchange legally may be made.

An exchange pursuant to the exchange privilege or pursuant to the Exchange Program is treated as a sale of the exchanged shares and a purchase of the new shares for Federal income tax purposes. In addition, an exchanging shareholder of any of the funds may be subject to backup withholding unless such shareholder certifies under penalty of perjury that the taxpayer identification number on file with any such fund is correct, and that he or she is not otherwise subject to backup withholding. See “Taxes.”

Purchase of Shares of BlackRock Funds Portfolios

Each of the BlackRock Funds Portfolios has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s Manager, sub-advisor, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

Other Purchase Information. Shares of each Fund are sold on a continuous basis by BRIL as distributor. BRIL maintains its principal offices at 40 East 52nd Street, New York, New York 10022. Purchases may be effected on weekdays on which the NYSE is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt

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inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager, be made in the form of securities that are permissible investments for that Fund. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Shareholder Features

Exchange Privilege. Unless an exemption applies, a front-end sales charge will be charged in connection with exchanges of Investor A Shares of a BlackRock Fund Portfolio for Investor A Shares of one of the non-money market portfolios of the Trust (each a “Non-Money Market Portfolio”). Exchanges of Investor B or Investor C Shares of a Fund for Investor B or Investor C Shares of a Non-Money Market Portfolio of the Trust will be exercised at NAV. However, a CDSC will be charged in connection with the redemption of the Investor B or Investor C Shares of the Non-Money Market Portfolio received in the exchange.

Investor A Shares of Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Fund for which a sales charge was paid, can be exchanged for Investor A Shares of a Fund subject to a sales charge.

A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o BNY Mellon Investment Servicing (US) Inc. at the following address: BNY Mellon Investment Servicing (US) Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with BNY Mellon. This form is available from BNY Mellon. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to BNY Mellon in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

Each Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. Each Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. Each Fund, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Trust, the administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

The redemption of shares of one Fund and the subsequent investment in another Fund generally will be treated as two separate transactions. Therefore, a front-end sales charge will be imposed (unless an exemption applies) on the purchase of Investor A or

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Investor A1 Shares of a Non-Money Market Portfolio with the proceeds of a redemption of Investor Shares of a BlackRock Funds Portfolio. In addition, when Investor Shares of a BlackRock Funds Portfolio are redeemed and the proceeds are used to purchase Investor B, Investor B1, Investor B2, Investor C, Investor C1 or Investor C2 Shares of a Non-Money Market Portfolio, a contingent deferred sales charge will be imposed (unless an exemption applies) when the Investor B Shares or Investor C Shares of the Non-Money Market Portfolio are redeemed.

Automatic Investment Plan (“AIP”). Investor Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in a Fund through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from the Fund’s transfer agent. The minimum pre-authorized investment amount is $50.

Systematic Withdrawal Plan (“SWP”). Each BlackRock Funds Portfolio offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762.

For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the BlackRock Funds Portfolio or any Eligible Fund (which includes the Fund and other funds as designated by BRIL from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Institutional Shares

Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch or their respective affiliates, may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Fund at any time.

Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4:00 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

DCC&S. Qualified Plans may be able to invest in shares of the BlackRock Funds Portfolios through the Defined Contribution Clearance and Settlement System (“DCC&S”) of the National Securities Clearing Corporation. Institutions qualifying to trade on

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DCC&S include broker/dealers, trust companies and third party administrators. Please contact the Fund for information on agreements, procedures, sales charges and fees related to DCC&S transactions.

Hilliard Lyons Shares (“HL Shares”)

Purchase of Shares. The minimum investment for the initial purchase of HL Shares is $1,000; there is a $100 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of a BlackRock Funds Portfolio, the Manager, sub-advisors, BRIL or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Fund may, in the discretion of the Fund’s Manager be made in the form of securities that are permissible investments for that Fund. The Funds reserve the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Fund at any time.

Distribution and/or Shareholder Servicing Plans

Each Fund has entered into a distribution agreement with BlackRock Investments, LLC (previously defined as the “Distributor”) under which the Distributor, as agent, offers shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. The Distributor’s principal business address is 40 East 52nd Street, New York, NY 10022. The Distributor is an affiliate of BlackRock.

Each Fund has adopted a shareholder servicing plan and/or a distribution plan or plans (in the case of Retirement Reserves, with respect to Class II shares only and with respect to Summit Cash Reserves with respect to Investor B Shares only) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the BBIF Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares maintained through the Distributor. The Distribution Plan for each class of shares of the BBIF Funds provides that the Funds pay the Distributor a service fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a BBIF Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The service fee is not compensation for the administrative and operational services rendered to shareholders by affiliates of the Manager that are covered by any other agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which service and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the BBIF Funds compensates the Distributor for providing, or arranging for the provision of, shareholder servicing and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among financial advisors, selected dealers and affiliates of the Distributor. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The BBIF Distribution Plans for the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of the Fund attributable to the shares of the relevant class. These fees are set forth in the BBIF Fund Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of

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voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years of which should be stored in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the shareholder servicing and/or distribution expenditures paid to the Distributor. With respect to each Fund other than BlackRock Funds Portfolios, Retirement Reserves and Summit Cash Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration on a quarterly basis. Distribution-related expenses consist of financial advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of shares in the case of the BBIF Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (i) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (ii) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the BBIF Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a BBIF Fund will not make further payments of the distribution fee with respect to its shares; however, a BBIF Fund will continue to make payments of the service fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances, payment in excess of the amount payable under the NASD formula will not be made.

Other Distribution Arrangements. In the case of the BlackRock Funds Portfolios, the BlackRock Funds Portfolios and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of certain BlackRock Funds Portfolios in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of shares of a BlackRock Funds Portfolio will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of BlackRock Funds Portfolio shares.

 Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Plans, each Fund may pay the Distributor and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC and its affiliates, and Barclays and its affiliates) (collectively, “Service

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Organizations”) fees for the provision of personal services to shareholders. From time to time the Distributor and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plans, which waivers may be terminated at any time.

The Plans permit the Distributor, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, the Distributor, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by the Distributor, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from the Distributor’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, Chase Investment Services Corp, CCO Investment Services, Commonwealth Equity Services (Commonwealth Financial Network), Donegal Securities, Financial Network Investment Corporation, FSC Securities Corporation, ING Financial Partners, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, Multi-Financial Securities Corporation, New England Securities Corporation, Oppenheimer & Co., PFS Investments, PrimeVest Financial Services, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Securities America, Tower Square Securities, UBS Financial Services, Walnut Street Securities, U.S. Bancorp Investments, Wells Fargo and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations with respect to the Funds in any year will vary, may be limited to specific Funds or share classes, or may exclude the Funds entirely.

In lieu of payments pursuant to the foregoing, the Distributor, BlackRock, PNC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, the Distributor, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Distributor, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank and certain of its affiliates fees for administration and servicing with respect to assets of the Funds attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees

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under a Plan. The fees are paid according to the following schedule: certain money market funds: 0.15% of net assets; certain fixed income funds: 0.20% of net assets; and certain equity funds: 0.25% of net assets.

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Shares of each Fund. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

Redemption of Shares

Each Fund will normally redeem shares for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

The value of the shareholder’s investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and income earned. In the case of Investor B Shares of Summit Cash Reserves, the redemption price will be reduced by any applicable CDSC.

If notice is received by the Fund’s transfer agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the BIF Funds, the BBIF Funds and the BlackRock Funds Portfolios

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of

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Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Fund’s transfer agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

All five methods set forth below apply to each Fund other than Retirement Reserves. Only the methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Fund’s transfer agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Fund’s transfer agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Fund’s transfer agent for payment, the Fund’s transfer agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Fund’s transfer agent upon request.

You will be subject to the transfer agent’s rules and regulations governing such checking accounts, including the right of the Fund’s transfer agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or a Fund’s transfer agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Fund’s transfer agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Fund’s transfer agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Fund’s transfer agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Fund’s transfer agent toll-free at 1-800-221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Fund’s transfer agent to the dealer.

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Regular Redemption. If you hold shares with the Fund’s transfer agent you may redeem by writing to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the transfer agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Exchange Act, whose existence and validity may be verified by the Fund’s transfer agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons in whose name(s) shares are recorded on the transfer agent’s register; (ii) the check is mailed to the stencil address of record on the transfer agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Fund’s transfer agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Fund’s transfer agent of a proper redemption request.

You may also redeem shares held with the Fund’s transfer agent by calling 1-800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a Systematic Withdrawal Plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the account has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Funds’ transfer agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money may redeem shares by writing directly to Merrill Lynch. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Money should not send redemption requests to the Fund or to its transfer agent. If you inadvertently send the redemption request to the Fund or the Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Fund’s transfer agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund. Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the

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value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Money has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

 BIF Funds - Redemption of Shares by CMA Service Subscribers

BIF Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Margin Lending Program will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the BIF Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each BIF Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

BIF Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a BIF Fund in a Merrill Lynch securities account, you may redeem shares of a BIF Fund directly by writing to Merrill Lynch, which will submit your request to the Fund’s transfer agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or a Fund’s transfer agent. If you inadvertently send the request to a Fund or a Fund’s transfer agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by All Funds except the BIF Funds and the BBIF Funds — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

BBIF Funds - Redemption of Shares by WCMA Service Subscribers

BBIF Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated BBIF Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities

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transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Margin Lending Program service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the BBIF Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the BBIF Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the BBIF Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the Business Investor AccountSM (BIASM) Financial Service and Working Capital Management Account ® (WCMA®) Financial Service Account Agreement Program Description Booklet.

From time to time, Merrill Lynch also may offer the BBIF Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the Program Description Booklet that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

BBIF Funds - Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the BBIF Fund or its transfer agent. If inadvertently sent to the BBIF Fund or the Fund’s transfer agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of BBIF Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

BIF Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a BIF Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Fund’s transfer agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a BIF Fund by submitting a written notice by mail directly to the Fund’s transfer agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32231-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Fund’s transfer agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the Exchange Act, the existence and validity of which may be verified by the Fund’s transfer agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

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The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account programs may be able to manually invest funds in certain BIF Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

BlackRock Funds Portfolios — Redemption of Shares. Redemptions may be made in the manner and amounts described in the BlackRock Funds Portfolios’ prospectuses. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.

Investor A shareholders of the Funds may redeem their shares through the checkwriting privilege. Upon receipt of the checkwriting application and signature card by the Fund’s transfer agent, checks will be forwarded to the investor. The minimum amount of a check is $100. If more than one shareholder owns the account, each shareholder must sign each check, unless an election has been made to permit check writing by a limited number of signatures and such election is on file with the Fund’s transfer agent. Investor A Shares represented by a check redemption will continue to earn daily income until the check is presented for payment. The Bank of New York Mellon Corporation (“BONY”), as the investor’s agent, will cause the Fund to redeem a sufficient number of Investor A Shares owned to cover the check. When redeeming Investor A Shares by check, an investor should make certain that there is an adequate number of Investor A Shares in the account to cover the amount of the check. If an insufficient number of Investor A Shares is held or if checks are not properly endorsed, they may not be honored and a $15 service charge will be incurred. Checks

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may not be presented for cash payments at the offices of BONY. This limitation does not affect checks used for the payment of bills or cash at other banks. However, a shareholder cannot close an account by writing a checkwriting check.

Service Shares

Redemption of Shares. A BlackRock Funds Portfolio may redeem Service Shares if the account balance drops below the required minimum initial investment as the result of redemption requests and the shareholder does not increase the balance to at least the required minimum initial investment upon thirty days’ written notice. If a customer has agreed with an institution to maintain a minimum balance in his or her account with the institution, and the balance in the account falls below that minimum, the customer may be obligated to redeem all or part of his or her shares in the Fund to the extent necessary to maintain the minimum balance required.

The following is applicable only to persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the Trust’s combination with The PNC Fund in 1996:

Except as noted below, a request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. See “Signature Guarantee” below.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, the Fund will honor requests by any person by telephone at (800) 537-4942 or other means. The Fund reserves the right to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described below under “Signature Guarantee.”

Persons who were shareholders of an investment portfolio of Compass Capital Group of Funds at the time of the portfolio’s combination with The PNC Fund may also purchase and redeem Service Shares of the same Fund and for the same account in which they held shares on that date through the procedures described in this section.

Payment of Redemption Proceeds. The Funds may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the Investment Company Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the Investment Company Act.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Fund.

 Under the Investment Company Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

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Each Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. Each Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Signature Guarantee. A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Shareholder Services

Shareholder Services for All Funds other than BIF Funds, BBIF Funds, Retirement Reserves and BlackRock Funds Portfolios

 Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors. You can obtain more information about these services from each Fund by calling the telephone number on the cover page of the Part I of this Statement of Additional Information, or from the Distributor.

Investment Account

If your account is maintained at the Fund’s transfer agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Fund’s transfer agent. You may ascertain the number of shares in your Investment Account by calling the Fund’s transfer agent toll-free at 1-800-221-7210. The Fund’s transfer agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Fund’s transfer agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Fund’s transfer agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain fee-based programs offered by the Manager or its affiliates, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Fund’s transfer agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Fund’s transfer agent at 1-800-221-7210.

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Automatic Investment Plans

If you maintain an account directly with the Fund’s transfer agent, each Fund offers an Automatic Investment Plan whereby the Fund’s transfer agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Fund’s transfer agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Fund’s transfer agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Fund’s transfer agent or the Distributor. If you do not maintain an account directly with the Fund’s transfer agent, you should contact your financial professional.

Systematic Withdrawal Plans

If you maintain an account with the Fund’s transfer agent, you may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you, which may be a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Fund’s transfer agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

 Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Fund’s transfer agent, you should contact your financial professional. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your financial professional.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

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Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

Determination of Net Asset Value

Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchase and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation.

Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. Each Fund’s Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund; however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share.

Should that deviation exceed ½ of 1% for a Fund, the Fund’s Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

 Each Fund will maintain a dollar-weighted average portfolio maturity of 60 days or less, a dollar-weighted average life of 120 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser determines present minimal credit risks pursuant to guidelines adopted by a Fund’s Board.

Yield Information

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of BIF Tax-Exempt, BBIF Tax-Exempt and the BIF State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

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See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the BIF Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future period.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

Portfolio Transactions

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

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OTC issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market Fund (each a “Money Market Portfolio”) intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Manager or Sub-Advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, “clients”) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated

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entities. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Dividends and Taxes

Dividends

Each Fund declares dividends daily. Dividends of each Fund are reinvested daily in additional shares of that Fund at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. For shareholders of the BIF Funds and the BBIF Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period. Net realized capital gains (including net short-term capital gain), if any, will be distributed by the Funds at least annually.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders set forth below is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether such earnings are classified as ordinary income or as capital gains). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA distributions, 25%) additional tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 ½ unless one of the exceptions listed below applies.

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Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made five or more years after the first tax year of contribution and the account holder either is age 59 ½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 ½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on the first day of such taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account, and would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes—General Treatment of Fund Shareholders.”

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as set forth below is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting certain ESAs are scheduled to expire after December 31, 2012. Unless such provisions are extended, the tax treatment of such ESAs and their investors will be significantly altered.

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If an education account becomes ineligible for the special tax treatment described above, the shareholder will be taxed currently on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law or such dividends are designated as interest-related dividends or short-term capital gain dividends, as described in “Taxes—General Treatment of Fund Shareholders.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Plans and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax adviser with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net capital gain that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders. However, distributions from a BIF Tax-Exempt Fund or from BBIF Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98.2% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the BIF Tax-Exempt Funds and BBIF Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular Federal income tax. The tax rate on certain dividend

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income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2013. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

 Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of the Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the exempt-interest dividends paid by BIF Tax-Exempt Funds and BBIF Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends and capital gain dividends (“backup withholding”). Backup withholding may also be required on distributions paid by BBIF Tax-Exempt or a BIF Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Recently enacted legislation will impose a 3.8% Medicare tax on the net investment income (which includes interest, dividends and capital gains) of U.S. individuals with income exceeding $200,000, or $250,000 if married and filing jointly, and of trusts and estates, for taxable years beginning after December 31, 2012.

Other recently enacted legislation will impose a 30% withholding tax on dividends paid after December 31, 2013 and redemption proceeds paid after December 31, 2014, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Dividends derived by a RIC from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be designated as consisting of qualified short term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders. Unless extended by Congress, this provision regarding interest-related dividends and short term capital gain dividends generally would apply to distributions with respect to only taxable years of a Fund beginning before January 1, 2012.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

BIF Tax-Exempt Funds, BBIF Tax-Exempt and Their Shareholders

The BIF Tax-Exempt Funds and BBIF Tax Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and reported as exempt-interest dividends in a written statement furnished to the Fund’s shareholders.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the BIF Tax-Exempt Funds and BBIF Tax Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property

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financed with the proceeds of an issue of private activity bonds, if any, held by one of the BIF Tax-Exempt Funds and BBIF Tax Exempt.

All or a portion of the BIF Tax-Exempt Funds’ and BBIF Tax Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder. Such loss will be allowed, however, in the case of shares acquired after December 22, 2010 in a Fund that declares exempt-interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. BBIF Tax Exempt and each BIF Tax-Exempt Fund will purchase such private activity bonds and will report to shareholders the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by BBIF Tax Exempt or a BIF Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such a Fund.

BIF State Funds — State Taxes

Dividends paid by each BIF State Fund are subject to the tax laws of the specific state in which a shareholder resides. For a summary discussion of the state tax laws of the State in which the BIF State Fund invests, please see Part I, Section X “State Fund Tax Summaries” of the BIF State Funds’ Statement of Additional Information.

The Appendices to the BIF State Funds’ Statement of Additional Information contain a general and abbreviated summary of the state tax laws relevant to each BIF State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described in the appendices are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each BIF State Fund should consult their tax advisers about other state and local tax consequences of investment in such BIF State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including BBIF Tax-Exempt or any of the BIF Tax-Exempt Funds) during the taxable year.

Master — Feeder Funds

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified as a partnership for Federal income tax purposes. If applicable tax provisions should change, then the Board of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

Proxy Voting Policies and Procedures

The Board of Trustees of each Fund has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best

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interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of a real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

General Information

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the BBIF Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and has exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust, as amended (the “Declaration”).

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the BBIF Funds. Shares issued are fully-paid and non-assessable by each Fund.

A copy of the Declaration establishing each Fund, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

Additional Information

Under a separate agreement, BlackRock has granted the Funds, as applicable, the right to use the “BlackRock” name and has reserved the right to withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock as investment adviser or to grant the use of such name to any other company.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

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Appendix A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Description of Moody’s Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Short-Term Obligation Ratings

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Issue Credit Ratings

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

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Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Description of Standard & Poor’s Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

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Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Fitch long-term obligations rating scales are as follows:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	‘CCC’ ratings indicate that substantial credit risk is present.
CC	‘CC’ ratings indicate very high levels of credit risk.
C	‘C’ ratings indicate exceptionally high levels of credit risk.
NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

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Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
NR	This designation is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
WD	This designation indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

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APPENDIX B

BlackRock

U.S. Registered Funds

Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Adviser

July 1, 2011

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I.             Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Corporate Governance Committee (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes are in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II.            Proxy Voting Policies

A.            Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases,

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consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B.            Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

C.            Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D.            Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.            Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F.            Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III.           Conflicts Management

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

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IV.          Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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